SUBJECT TO REVISION
COMPUTATIONAL MATERIALS

TERM SHEET

October 11, 2005

$[850,368,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES NC 2005-HE8

CLASSES A3, A4, A5, M1, M2, M3, M4, M5, M6, M7, M8 and M9

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES NC 2005-HE8

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Mortgage Originator

Pool Policy Insurer

Servicer

Master Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES NC 2005-HE4

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Disclaimer

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at (212) 325-8549 or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES NC 2005-HE8

Structure Summary

Asset Backed Securities Corporation Home Equity Loan Trust,            Series NC 2005-HE8

Offered Certificates

Class	Approx. Class Size ($)	Tranche Type	Expected Ratings M/S/D(1)	Expected WAL (YRS)(2)	Expected First Principal Pay Month(2)	Expected Last Principal Pay Month(2)
A3(3)	[328,891,000]	Senior/FLT	Aaa/AAA/AAA	1.00	1	22
A4(3)	[98,970,000]	Senior/FLT	Aaa/AAA/AAA	2.00	22	26
A5(3)	[173,734,000]	Senior/FLT	Aaa/AAA/AAA	3.00	26	60
M1(3)	[47,046,000]	Mezz/FLT	Aa1/AA+/AA(H)	4.66	44	76
M2(3)	[51,323,000]	Mezz/FLT	Aa2/AA/AA	4.56	42	76
M3(3)	[39,205,000]	Mezz/FLT	Aa3/AA-/AA(L)	4.50	40	76
M4(3)	[17,820,000]	Mezz/FLT	A1/A+/A(H)	4.46	40	76
M5(3)	[23,523,000]	Mezz/FLT	A2/A/A	4.44	39	76
M6(3)	[22,097,000]	Mezz/FLT	A3/A-/A(L)	4.43	39	76
M7(3)	[19,959,000]	Mezz/FLT	Baa1/BBB+/BBB(H)	4.40	38	76
M8(3)	[14,969,000]	Mezz/FLT	Baa2/BBB/BBB	4.40	38	76
M9(3)	[12,831,000]	Mezz/FLT	Baa3/BBB-/BBB(L)	4.40	37	76
Total	[850,368,000]

Non-Offered Certificates

Class	Approx. Class Size ($)	Tranche Type	Expected Ratings M/S/D(1)	Expected WAL (YRS)(2)	Expected First Principal Pay Month(2)	Expected Last Principal Pay Month(2)
A1(3)	[186,955,000]	Senior/FLT	Aaa/AAA/AAA	2.27	1	76
A1A(3)	[32,992,000]	Senior/FLT	Aaa/AAA/AAA	2.27	1	76
A2(3)	[220,180,000]	Senior/FLT	Aaa/AAA/AAA	2.26	1	76
A6(3)	[83,817,000]	Senior/FLT	Aaa/AAA/AAA	6.04	60	76
M10(3)	[29,226,000]	Mezz/FLT	Ba1/BB+/BB(H)	4.31	37	76
M11(3)	[7,128,000]	Mezz/FLT	NR/BB/NR	3.88	37	61
Total	[560,298,000]

(1)

Standard & Poor’s, Moody’s and DBRS.

(2)

To 10% optional clean-up call at the Pricing Speed.

(3)

The Certificates will accrue interest at a rate based on LIBOR plus a margin, subject to the related Net WAC Cap Rate.  The margin on the Class A Certificates will double and the margin on the Class M Certificates will increase by 1.5x after the first Distribution Date on which the optional clean-up call is exercisable, subject to the Maximum Cap Rate.

Summary of Terms

Cut-off Date:	October 1, 2005
Expected Pricing:	On or about October [11], 2005
Mortgage Originator:	New Century Mortgage Corporation
Issuer:	Asset Backed Securities Corporation Home Equity Loan Trust, Series NC 2005-HE8
Depositor:	Asset Backed Securities Corporation
Seller:	DLJ Mortgage Capital, Inc.
Expected Settlement:	On or about October 28, 2005 (the “Closing Date")
Legal Final Maturity:	[November 25, 2035]
Servicer:	Select Portfolio Servicing, Inc.
Master Servicer, Paying Agent and Swap Administrator:	Wells Fargo Bank, N.A.
Trustee:	U.S. Bank National Association
Custodian:	U.S. Bank National Association
Pool Policy Insurer:

Radian Guaranty (“Radian”) will issue a mortgage pool insurance policy (the “Pool Policy”) that covers approximately 91.91% of the mortgage loans (the “Covered Mortgage Loans”).  The Pool Policy will provide coverage for credit losses on the Covered Mortgage Loans, to the extent not covered by Net Monthly Excess Cashflow, once such cumulative losses reach 6.35% of the aggregate principal balance of the Covered Mortgage Loans as of the Cut-off Date up to a limit of 8.31% of the aggregate principal balance of the Covered Mortgage Loans as of the Cut-off Date.

Class A1A Certificate Insurer:	CIFG Assurance North America, Inc. (“CIFG”)
Lead Underwriter:	Credit Suisse First Boston LLC
Co-Manager:	[TBD]
Record Date:	With respect to any Distribution Date, for each class of Offered Certificates, will be the business day immediately preceding the Distribution Date.
Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on November 25, 2005.
Interest Accrual:

Interest on each class of Certificates will accrue for each period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

ERISA:

All of the Offered Certificates are expected to be ERISA eligible.  During the period the Swap Agreement is outstanding, plan investors will be required to represent that they have available certain exemptions based upon the identity of the plan or fiduciary making the investment decisions on behalf of the plan.  Other classes may not be ERISA eligible.

SMMEA:	No Class of Offered Certificates is expected to be SMMEA eligible.
Tax Status:	Multiple REMICs for federal income tax purposes.
Servicing Fee Rate:	The servicing fee rate of 0.50% per annum will be paid before current interest on all Certificates.
Loan Performance Advisor:	MortgageRamp, Inc.
Loan Performance Advisor Fee Rate:	The Loan Performance Advisor Fee Rate of 0.015% per annum (“LPA Fee”) will be paid before current interest on all Certificates.
Master Servicing Fee Rate:	The master servicing fee rate of 0.01% per annum will be paid before current interest on all Certificates.
Trustee Fee:	Compensation to the Trustee will consist of interest earned on amounts in the distribution account prior to any Distribution Date.
Administrative Fee Rate:	The Servicing Fee Rate (0.50% per annum), Master Servicing Fee Rate (0.01% per annum) and Loan Performance Advisor Fee Rate (0.015% per annum).
Expense Adjusted Net Mortgage Rate:	The mortgage rate of each Mortgage Loan minus the Administrative Fee Rate.
Expense Adjusted Net Maximum Mortgage Rate:

The per annum rate equal to the applicable maximum mortgage rate (or the mortgage rate for such Mortgage Loan in the case of the fixed-rate Mortgage Loans) of each Mortgage Loan minus the Administrative Fee Rate.

Optional Redemption:

The Servicer has the right to exercise the optional clean-up call on the Distribution Date following the date on which the aggregate principal balance of the mortgage loans is less than 10% of the aggregate principal balance of the mortgage loans as of the Cut-off Date.

Prepayment Period:

With respect to any Distribution Date and (i) principal payments in full, will be the period commencing on the 16th day in the month preceding the month in which such Distribution Date falls (or, in the case of the first Distribution Date, commencing on the Cut-off Date) and ending on the 15th day of the calendar month in which such Distribution Date falls and (ii) principal payments in part, will be the calendar month preceding the month in which such Distribution Date falls.

Credit Enhancement:	Excess Interest. Net Swap Payments received from the Swap Provider (if any). Overcollateralization ("OC"). Pool Policy. Subordination.
Initial Overcollateralization Target Percentage:	Approximately [1.05%.]
Overcollateralization Floor:	The aggregate principal balance of the Mortgage Loans as of the Cut-off Date multiplied by 0.50%.

Certificate Rating:	It is a condition to the issuance of the Offered Certificates that they receive the following ratings:

[Class / Rating Agency	S&P	Moody’s	DBRS
A1	AAA	Aaa	AAA
A1A	AAA	Aaa	AAA
A2	AAA	Aaa	AAA
A3	AAA	Aaa	AAA
A4	AAA	Aaa	AAA
A5	AAA	Aaa	AAA
A6	AAA	Aaa	AAA
M1	AA+	Aa1	AA+(H)
M2	AA	Aa2	AA
M3	AA-	Aa3	AA(L)
M4	A+	A1	A+(H)
M5	A	A2	A
M6	A-	A3	A-(L)
M7	BBB+	Baa1	BBB+(H)
M8	BBB	Baa2	BBB
M9	BBB-	Baa3	BBB-(L)
M10	BB+	Ba1	BB+(H)
M11	BB	Not Rated	Not Rated]

Registration:	Book-entry form through DTC, Clearstream and Euroclear.
P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

Compliance:

It is expected that no mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans) or will be in violation of any comparable local, state or federal law.   It is expected that all mortgage loans will have been originated in accordance with applicable local, state or federal law, and will not be considered “High Cost” or “covered”, as defined in the applicable local, state or federal predatory and abusive lending laws.  The Seller and Originator will make representations and warranties to the Trust to this effect.

Pricing Speed:

Fixed Rate:

115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining at 20% CPR thereafter.)

ARM:

100% PPC: (100% PPC: 4% - 28% CPR over 12 months, remaining at 28% CPR until month 24, remaining at 55% CPR from month 25 to 28, remaining at 35% CPR thereafter.)

Certificates:

Group I Certificates:

Class A1 and Class A1A Certificates

Group II Certificates:

Class A2 Certificates

Group III Certificates:

Class A3, Class A4, Class A5 and Class A6 Certificates

Class A Certificates:

Class A1, Class A1A, Class A2, Class A3, Class A4, Class A5 and Class A6 Certificates

Class M Certificates:

Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10 and Class M11Certificates

Offered Certificates:

Class A and Class M Certificates, except for the Class A1, Class A1A, Class A2, Class A6, Class M10 and Class M11 Certificates

Non-Offered Certificates:

Class A1, Class A1A, Class A2, Class A6, Class M10 and Class M11 Certificates

Retained Certificates:

Class R, Class X and Class P Certificates

Insured Certificates:

Class A1A Certificates

Overcollateralization Target Amount:

For any Distribution Date, (i) prior to the Stepdown Date, an amount equal to the Initial Overcollateralization Target Percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date, provided a Trigger Event is not in effect, the greater of (x) 2x the Initial Overcollateralization Target Percentage of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period and (y) the Overcollateralization Floor or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Stepdown Date:

The earlier of (i) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later of (A) the 37th Distribution Date and (B) the date that the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 2x the Class A Initial Credit Enhancement Percentage.

Credit Enhancement:

Enhancement Percentages
	Class A	Class M1	Class M2	Class M3	Class M4	Class M5
Initially
(as % of the aggregate original principal balance)
Subordination	20.00%	16.70%	13.10%	10.35%	9.10%	7.45%
Overcollateralization	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%
Total Enhancement	21.05%	17.75%	14.15%	11.40%	10.15%	8.50%

After Anticipated Stepdown
(as % of the aggregate outstanding principal balance)
Subordination	40.00%	33.40%	26.20%	20.70%	18.20%	14.90%
Overcollateralization	2.10%	2.10%	2.10%	2.10%	2.10%	2.10%
Total Enhancement	42.10%	35.50%	28.30%	22.80%	20.30%	17.00%

	Class M6	Class M7	Class M8	Class M9	Class M10	Class M11
Initially
(as % of the aggregate original principal balance)
Subordination	5.90%	4.50%	3.45%	2.55%	0.50%	0.00%
Overcollateralization	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%
Total Enhancement	6.95%	5.55%	4.50%	3.60%	1.55%	1.05%

After Anticipated Stepdown
(as % of the aggregate outstanding principal balance)
Subordination	11.80%	9.00%	6.90%	5.10%	1.00%	0.00%
Overcollateralization	2.10%	2.10%	2.10%	2.10%	2.10%	2.10%
Total Enhancement	13.90%	11.10%	9.00%	7.20%	3.10%	2.10%

Overcollateralization Reduction Amount:

For any Distribution Date, the lesser of (A) the principal remittance amount on such Distribution Date and (B) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the principal remittance amount on such Distribution Date has been distributed) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralized Amount:

For any Distribution Date will be the excess, if any, of (i) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments received or advanced on or before the related Determination Date and principal payments received during the related Prepayment Period) over (ii) the sum of the aggregate Certificate Principal Balances of the Class A, Class M and Class P Certificates, after giving effect to distributions to be made on such Distribution Date.

Net Monthly Excess Cashflow:

For any Distribution Date, the sum of (x) any Overcollateralization Reduction Amount and (y) the excess of the Available Funds, net of any Net Swap Payment made by the Trustee and the Swap Termination Payment, if any, over the sum of (i) the monthly interest accrued and any unpaid interest on the Class A Certificates and the monthly interest accrued on the Class M Certificates and (ii) the principal remittance amount.

Allocation of Losses:

Any Realized Losses on the Mortgage Loans on any Distribution Date will first be absorbed by the Class X Certificates.  If on any Distribution Date as a result of Realized Losses on the Mortgage Loans, the aggregate certificate principal balance of the Class A and Class M Certificates exceeds the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period such excess (the “Realized Loss Amount”) will be allocated in the following order: Class M11, Class M10, Class M9, Class M8, Class M7, Class M6, Class M5, Class M4, Class M3, Class M2 and Class M1 Certificates. There will be no allocation of Realized Losses on the Mortgage Loans to the Class A Certificates, other than to the Class A1A Certificates, and the Class P Certificates. Investors in the Class A Certificates, other than the Class A1A Certificates, should note, however, that although Realized Losses cannot be allocated to such Certificates, under certain loss scenarios there may not be enough principal and interest on the Mortgage Loans to distribute to the holders of such Certificates all principal and interest amounts to which they are then entitled. Once Realized Losses are allocated to the Class M Certificates, such amounts with respect to such Certificates will no longer accrue interest.  However, the amount of any Realized Losses allocated to the Class M Certificates may be distributed to the holders of those certificates from Net Monthly Excess Cashflow (including certain amounts received by the Swap Administrator from the Swap Agreement, if any), sequentially, as described in the Pooling and Servicing Agreement.

Net WAC Rate Cap:

Class A Certificates:  The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to (x) the weighted average of the Expense Adjusted Net Mortgage Rates of the Mortgage Loans in the related loan group minus (y) the Net Swap Payment made to the Swap Provider, if any, expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment made to the Swap Provider and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans (the “Net Swap Payment Rate”).

Class M Certificates:  The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to (x) the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates), of (i) the weighted average of the Expense Adjusted Net Mortgage Rates of the Group I Mortgage Loans, (ii) the weighted average of the Expense Adjusted Net Mortgage Rates of the Group II Mortgage Loans and (ii) the weighted average of the Expense Adjusted Net Mortgage Rate of the Group III Mortgage Loans minus (y) the Net Swap Payment Rate.

Pass-Through Rate:	For any Distribution Date, the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate Cap for such Distribution Date.
Formula Rate:	For any Distribution Date and any class of Certificates, the lesser of (i) LIBOR plus the applicable certificate margin and (ii) the related Maximum Cap Rate.
Maximum Cap Rate:

The Maximum Cap Rate for any Distribution Date and each class of Certificates is calculated in the same manner as the related Net WAC Rate Cap, but based on the Expense Adjusted Net Maximum Mortgage Rates of the applicable Mortgage Loans rather than the Expense Adjusted Net Mortgage Rates of the applicable Mortgage Loans, plus, an amount, expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment made by the Swap Provider and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans.

Coupon Step-up:

On the Distribution Date after the earliest date on which the optional clean-up call can be exercised, the margin on the Class A Certificates will double and the margin on the Class M Certificates will increase by 1.5x.

Net WAC Rate Carryover Amount:

For any Distribution Date, (i) the excess of (a) the amount of interest such class would have accrued for such Distribution Date had the applicable Pass-Through Rate not been subject to the Net WAC Rate Cap, over (b) the amount of interest such class of Certificates accrued for such Distribution Date based on the Net WAC Rate Cap, together with the unpaid portion of any such amounts from the prior Distribution Date and (ii) accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net WAC Rate Cap.  The Net WAC Rate Carryover Amount will be distributed from certain amounts received by the Swap Administrator from the Swap Agreement, if any, and from the Net Monthly Excess Cashflow on a subordinated basis on the same Distribution Date or in any subsequent period.  The ratings on each class of Certificates do not address the likelihood of the payment of any Net WAC Rate Carryover Amount.

Swap Agreement:

On the Closing Date, the Trustee will enter into a Swap Agreement with an initial notional amount of $[1,425,634,972].  Under the Swap Agreement, the Trust will be obligated to pay an amount equal to [4.60]% per annum on the notional amount as set forth in the Swap Agreement to the Swap Provider and the Trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement from the Swap Provider, until the Swap Agreement is terminated.  Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”).  See the attached schedule.

Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Swap Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination).  The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement.  In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders.

Interest Carry Forward Amount:

For each class of Class A and Class M Certificates, on any Distribution Date, the sum of (i) the excess of (a) the accrued certificate interest for such class with respect to the prior Distribution Date (excluding any Net WAC Rate Carryover Amount with respect to such class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (b) the amount actually distributed to such class with respect to interest on such prior Distribution Date and (ii) interest on such excess at the Pass-Through Rate for such class.

Available Funds:

For any Distribution Date, the sum, net of amounts reimbursable to the Servicer, the Master Servicer or the Trustee, of (i) the aggregate amount of scheduled monthly payments on the Mortgage Loans due during the related Due Period and received on or prior to the related Determination Date; (ii) unscheduled payments in respect of the Mortgage Loans (including prepayments, insurance proceeds, liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for the Mortgage Loans occurring during the related Prepayment Period or proceeds from the repurchase of the Mortgage Loans due to the Optional Termination of the Trust); (iii) all Servicer and Master Servicer Advances with respect to the Mortgage Loans received for such Distribution Date and (iv) all compensating interest paid by the Servicer and Master Servicer in respect of prepayment interest shortfalls for the related period.

Class A Principal Distribution Amount:

Prior to the Stepdown Date, or if a Trigger Event is in effect, each of the Class A Certificates will receive the principal collected on the related Mortgage Loans plus any Net Monthly Excess Cashflow required to maintain the Overcollateralization Target Amount until the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero.  On or after the Stepdown Date, if no Trigger Event is in effect, principal distributed on the Class A Certificates will be an amount such that each of the Class A Certificates will maintain 2x the Class A Initial Credit Enhancement Percentage as set forth in the Credit Enhancement Percentage table included herein.

Principal distributions on the Group I Certificates will be allocated pro rata, based on their certificate principal balances, until their certificate principal balances have been reduced to zero; provided however, that on any Distribution Date on or after which a Sequential Trigger Event is in effect or if the Class M Certificates have been reduced to zero and the excess interest and overcollateralization amounts for such Distribution Date are insufficient to cover Realized Losses on the Group I Mortgage Loans, to the Class A1 Certificates until its certificate principal balance has been reduced to zero and then to the Class A1A Certificates until their certificate principal balance has been reduced to zero.

Principal distributions on the Group II Certificates will be paid to the Class A2 Certificates until the certificate principal balance has been reduced to zero.

Principal distributions on the Group III Certificates will be allocated sequentially, to the Class A3, Class A4, Class A5 and Class A6 Certificates, in that order, until the certificate principal balances thereof have been reduced to zero; provided however, that on any Distribution Date on or after which the Class M Certificates, have been reduced to zero or and the excess interest and overcollateralization are insufficient to cover realized losses on the Group III Mortgage Loans, pro rata to the Class A3, Class A4, Class A5 and Class A6 Certificates their pro rata portion of the Group III principal distribution amount until their certificate principal balance has been reduced to zero.

Notwithstanding the foregoing, if the aggregate Certificate Principal Balance of the Group I, Group II or Group III Certificates is reduced to zero, then the amount of principal distributions from the related loan group on subsequent Distribution Dates will be distributed pro rata to the group(s) of Class A Certificates remaining outstanding, to the extent necessary to provide all required principal distributions to such Certificates.

Class A1A Certificates:

The Class A1A Certificates will act as first loss certificates for the Group I Certificates.  In the event that losses reach the Class A Certificates, the losses allocated to the Group I Certificates will be absorbed by the Class A1A Certificates.

Sequential Trigger Event:	A Sequential Trigger Event is in effect on any Distribution Date if cumulative realized losses as a percentage of the mortgage loans, as of the Cut-off Date are greater than:

Distribution Date	Percentage
November 2005 – October 2007	[1.30%]
November 2007 – October 2008	[1.30%] for the first month, plus an additional 1/12th of the positive difference between [2.95%] and [1.30%] for each month thereafter.

A Sequential Trigger Event is in effect on any date after the Distribution Date in November 2008 if a Trigger Event is in effect.
Class M Principal Distribution Amount:

The Class M Certificates will not receive any principal payments prior to the Stepdown Date.  On or after the Stepdown Date (if no Trigger Event is in effect), principal will be distributed on the Class M Certificates in the following order:  to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10 and Class M11 Certificates until each Class reaches its targeted enhancement level.

If a Trigger Event is in effect, principal distributions will be made sequentially first to the Class A Certificates and then to the Class M Certificates in their order of seniority until the Certificate Principal Balance of each such class is reduced to zero.

Trigger Event:	If either the Delinquency Trigger Event or Cumulative Loss Test is violated.
Delinquency Trigger Event:

The percentage obtained by dividing  (x) the aggregate Stated Principal Balance of (i) Mortgage Loans Delinquent 60 days or more, (ii) REO Properties and (iii) Mortgage Loans in foreclosure and in bankruptcy by (y) the aggregate Stated Principal Balance of the Mortgage Loans, in each case, calculated prior to taking into account payments of principal on the Mortgage Loans due on the related Due Date or received during the related Prepayment Period, exceeds a percentage (as specified in the Pooling and Servicing Agreement) of the Credit Enhancement Percentage for the most senior class of certificates then outstanding.  In the case of the Class A Certificates, the percentage will be [37]%.

Cumulative Loss Test:

The aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of subsequent recoveries received from the Cut-off Date through the last day of the related due period) divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the approximate applicable percentages set forth below with respect to such Distribution Date:

	Distribution Date Occurring In	Percentage
	November 2007 through October 2008	[1.30]% for the first month, plus an additional 1/12th of [1.65%] for each month thereafter.
	November 2008 through October 2009	[2.95]% for the first month, plus an additional 1/12th of [ 1.65%] for each month thereafter.
	November 2009 through October 2010	[4.60]% for the first month, plus an additional 1/12th of [1.35%] for each month thereafter.
	November 2010 through October 2011	[5.95]% for the first month, plus an additional 1/12th of [0.75%] for each month thereafter.
	November 2011 and thereafter	[6.70]%

Payment Priority:

On each Distribution Date, distributions will be made as follows:

From Available Funds, to pay any Net Swap Payment or the Swap Termination Payment owed to the Swap Provider, unless the swap provider is the defaulting party under the Swap Agreement, and other fees and expenses of the Trust.

From Available Funds, to CIFG, any accrued and unpaid premiums.

From Available Funds, to pay interest on the Class A Certificates pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay interest excluding any accrued unpaid interest from prior Distribution Dates to the Class M Certificates, sequentially.

From Available Funds, to pay principal on the Class A Certificates, in accordance with the principal payment provisions described above.

From Available Funds, to CIFG, any reimbursement for amounts paid under the Class A1A Policy, to the extent not paid from interest distributions.

From Available Funds, to pay principal on the Class M Certificates in accordance with the principal payment provisions described above.

From Net Monthly Excess Cashflow, if any, to the Certificates then entitled to receive distributions in respect of principal an additional payment of principal in order to reduce the Certificate Principal Balance of the Certificates to the extent necessary to maintain the required Overcollateralization Target Amount.

To CIFG, any reimbursement for amounts paid under the Class A1A Policy, to the extent not paid from interest and principal distributions.

From Net Monthly Excess Cashflow, if any, Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, sequentially to the Class M Certificates in the same order of priority as described above.

From Net Monthly Excess Cashflow, if any, to pay the Net WAC Rate Carryover Amount on the Class A and Class M Certificates in the same order of priority as described above.

From Net Monthly Excess Cashflow, if any, Swap Termination Payments owed to the Swap Provider if the Swap Provider is the defaulting party under the Swap Agreement.

From Net Monthly Excess Cashflow, if any, to pay any remaining amount to the Class X Certificates in accordance with the Pooling and Servicing Agreement.

From Net Swap Payments made by the Swap Provider:

From the Swap Account, to pay any unpaid interest on the Class A Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay any unpaid interest including any accrued unpaid interest from prior Distribution Dates to the Class M Certificates, sequentially.

From the Swap Account, to pay the Net WAC Rate Carryover Amount on the Class A and Class M Certificates remaining unpaid in the same order of priority as described above.

From the Swap Account, to pay any principal first, on the Class A Certificates, pro rata, and second, on the Class M Certificates, sequentially, in accordance with the principal payment provisions described above in an amount necessary to maintain the applicable Overcollateralization Target Amount; provided however, that the amounts distributable pursuant to this clause will not exceed the amount of cumulative Realized Losses since the Cut-Off Date.

From the Swap Account, to pay any unpaid Realized Losses remaining on the Class A1A and Class M Certificates, sequentially.

Swap Schedule

Period	Notional Balance ($)	Period	Notional Balance ($)
1	1,425,634,972.00	25	193,721,422.00
2	1,409,321,677.00	26	182,889,078.00
3	1,389,018,634.00	27	172,983,137.00
4	1,364,749,988.00	28	165,829,112.00
5	1,336,572,194.00	29	159,228,656.00
6	1,304,575,058.00	30	152,903,922.00
7	1,268,882,427.00	31	146,842,649.00
8	1,229,652,473.00	32	141,033,160.00
9	1,187,077,547.00	33	135,464,331.00
10	1,141,383,559.00	34	130,125,568.00
11	1,092,833,268.00	35	110,939,144.00
12	1,046,169,062.00	36	105,135,820.00
13	1,001,510,047.00	37	101,334,353.00
14	958,769,558.00	38	97,670,522.00
15	917,864,695.00	39	94,139,304.00
16	878,716,158.00	40	90,735,864.00
17	841,248,090.00	41	87,455,546.00
18	805,387,930.00	42	84,293,866.00
19	771,066,263.00	43	81,246,506.00
20	738,216,690.00	44	78,309,307.00
21	706,775,689.00	45	75,478,265.00
22	676,682,499.00	46	72,749,521.00
23	238,170,032.00	47	70,119,360.00
24	205,590,664.00	48	0.00

Bond Sensitivity Tables

To Call

Class A1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	19.25	4.58	2.81	2.27	1.38	1.22	1.11
Mod Durn	12.52	3.90	2.54	2.10	1.32	1.18	1.07
Principal Window	1 - 346	1 - 159	1 - 95	1 - 76	1 - 34	1 - 28	1 - 26

Class A1A

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	19.25	4.58	2.81	2.27	1.38	1.22	1.11
Mod Durn	12.48	3.90	2.54	2.10	1.32	1.18	1.07
Principal Window	1 - 346	1 - 159	1 - 95	1 - 76	1 - 34	1 - 28	1 - 26

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	19.33	4.56	2.79	2.26	1.37	1.22	1.10
Mod Durn	12.55	3.88	2.53	2.09	1.32	1.17	1.07
Principal Window	1 - 346	1 - 159	1 - 95	1 - 76	1 - 34	1 - 28	1 - 26

Class A3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	13.16	1.66	1.15	1.00	0.75	0.67	0.61
Mod Durn	9.76	1.59	1.11	0.97	0.73	0.65	0.59
Principal Window	1 - 245	1 - 37	1 - 24	1 - 22	1 - 16	1 - 14	1 - 12

Class A4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	21.71	3.62	2.24	2.00	1.49	1.30	1.14
Mod Durn	14.22	3.34	2.13	1.91	1.44	1.26	1.11
Principal Window	245 - 275	37 - 51	24 - 31	22 - 26	16 - 21	14 - 18	12 - 16

Class A5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.68	6.73	3.94	3.00	1.97	1.79	1.60
Mod Durn	15.54	5.78	3.59	2.79	1.88	1.71	1.53
Principal Window	275 - 337	51 - 125	31 - 74	26 - 60	21 - 26	18 - 24	16 - 23

Class A6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	28.68	12.64	7.53	6.04	2.47	2.14	2.02
Mod Durn	16.30	9.67	6.39	5.28	2.33	2.03	1.92
Principal Window	337 - 346	125 - 159	74 - 95	60 - 76	26 - 34	24 - 28	23 - 26

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.71	8.76	5.30	4.66	3.88	3.18	2.54
Mod Durn	15.53	7.07	4.64	4.17	3.54	2.94	2.39
Principal Window	276 - 346	52 - 159	40 - 95	44 - 76	34 - 50	28 - 41	26 - 36

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.71	8.76	5.28	4.56	4.16	3.41	2.99
Mod Durn	15.48	7.06	4.62	4.08	3.77	3.14	2.79
Principal Window	276 - 346	52 - 159	39 - 95	42 - 76	50 - 50	41 - 41	36 - 36

Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.71	8.76	5.27	4.50	4.08	3.35	2.99
Mod Durn	15.44	7.06	4.61	4.02	3.71	3.09	2.78
Principal Window	276 - 346	52 - 159	38 - 95	40 - 76	46 - 50	38 - 41	35 - 36

Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.71	8.76	5.26	4.46	3.85	3.17	2.89
Mod Durn	15.27	7.02	4.59	3.98	3.51	2.93	2.69
Principal Window	276 - 346	52 - 159	38 - 95	40 - 76	44 - 50	36 - 41	34 - 36

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.71	8.76	5.26	4.44	3.71	3.05	2.77
Mod Durn	15.20	7.01	4.58	3.96	3.39	2.83	2.59
Principal Window	276 - 346	52 - 159	38 - 95	39 - 76	42 - 50	35 - 41	32 - 36

Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.71	8.76	5.26	4.43	3.59	2.95	2.68
Mod Durn	15.13	6.99	4.57	3.94	3.28	2.73	2.50
Principal Window	276 - 346	52 - 159	37 - 95	39 - 76	40 - 50	33 - 41	30 - 36

Class M7

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.71	8.76	5.25	4.40	3.50	2.88	2.61
Mod Durn	14.36	6.83	4.50	3.88	3.17	2.65	2.42
Principal Window	276 - 346	52 - 159	37 - 95	38 - 76	39 - 50	32 - 41	29 - 36

Class M8

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.71	8.76	5.25	4.40	3.43	2.82	2.55
Mod Durn	14.21	6.80	4.48	3.86	3.11	2.60	2.37
Principal Window	276 - 346	52 - 159	37 - 95	38 - 76	38 - 50	31 - 41	29 - 36

Class M9

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.71	8.76	5.25	4.40	3.38	2.80	2.52
Mod Durn	13.46	6.64	4.41	3.81	3.04	2.55	2.32
Principal Window	276 - 346	52 - 159	37 - 95	37 - 76	37 - 50	31 - 41	28 - 36

Class M10

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.67	8.63	5.17	4.31	3.28	2.70	2.45
Mod Durn	12.45	6.35	4.26	3.67	2.91	2.43	2.23
Principal Window	276 - 346	52 - 159	37 - 95	37 - 76	35 - 50	29 - 41	27 - 36

Class M11

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.37	7.72	4.61	3.88	2.95	2.44	2.25
Mod Durn	12.40	5.90	3.90	3.36	2.64	2.22	2.06
Principal Window	276 - 337	52 - 128	37 - 76	37 - 61	35 - 39	29 - 32	27 - 29

Bond Sensitivity Tables

To Maturity

Class A1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	19.28	4.93	3.06	2.47	1.38	1.22	1.11
Mod Durn	12.53	4.08	2.71	2.24	1.32	1.18	1.07
Principal Window	1 - 358	1 - 317	1 - 226	1 - 178	1 - 34	1 - 28	1 - 26

Class A1A

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	19.28	4.93	3.06	2.47	1.38	1.22	1.11
Mod Durn	12.49	4.07	2.70	2.24	1.32	1.18	1.07
Principal Window	1 - 358	1 - 317	1 - 226	1 - 178	1 - 34	1 - 28	1 - 26

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	19.37	4.89	3.03	2.45	1.37	1.22	1.10
Mod Durn	12.57	4.05	2.68	2.22	1.32	1.17	1.07
Principal Window	1 - 358	1 - 315	1 - 223	1 - 175	1 - 34	1 - 28	1 - 26

Class A3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	13.16	1.66	1.15	1.00	0.75	0.67	0.61
Mod Durn	9.76	1.59	1.11	0.97	0.73	0.65	0.59
Principal Window	1 - 245	1 - 37	1 - 24	1 - 22	1 - 16	1 - 14	1 - 12

Class A4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	21.71	3.62	2.24	2.00	1.49	1.30	1.14
Mod Durn	14.22	3.34	2.13	1.91	1.44	1.26	1.11
Principal Window	245 - 275	37 - 51	24 - 31	22 - 26	16 - 21	14 - 18	12 - 16

Class A5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.68	6.73	3.94	3.00	1.97	1.79	1.60
Mod Durn	15.54	5.78	3.59	2.79	1.88	1.71	1.53
Principal Window	275 - 337	51 - 125	31 - 74	26 - 60	21 - 26	18 - 24	16 - 23

Class A6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	29.01	15.46	9.53	7.59	2.47	2.14	2.02
Mod Durn	16.40	11.02	7.63	6.35	2.33	2.03	1.92
Principal Window	337 - 358	125 - 317	74 - 226	60 - 177	26 - 34	24 - 28	23 - 26

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.81	9.66	5.92	5.15	6.65	5.52	3.97
Mod Durn	15.56	7.51	5.04	4.51	5.63	4.80	3.55
Principal Window	276 - 357	52 - 284	40 - 188	44 - 148	34 - 128	28 - 108	26 - 92

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.81	9.64	5.89	5.03	5.22	4.30	4.08
Mod Durn	15.51	7.49	5.01	4.40	4.62	3.88	3.70
Principal Window	276 - 357	52 - 276	39 - 180	42 - 142	53 - 99	44 - 82	41 - 70

Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.81	9.60	5.85	4.95	4.43	3.65	3.32
Mod Durn	15.47	7.46	4.98	4.34	3.99	3.34	3.07
Principal Window	276 - 356	52 - 264	38 - 170	40 - 134	46 - 92	38 - 77	35 - 65

Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.81	9.57	5.81	4.88	4.15	3.42	3.09
Mod Durn	15.30	7.41	4.94	4.28	3.74	3.14	2.86
Principal Window	276 - 356	52 - 252	38 - 161	40 - 127	44 - 87	36 - 72	34 - 61

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.80	9.54	5.78	4.85	3.99	3.29	2.97
Mod Durn	15.23	7.38	4.92	4.25	3.61	3.02	2.75
Principal Window	276 - 356	52 - 246	38 - 155	39 - 123	42 - 84	35 - 69	32 - 59

Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.80	9.48	5.74	4.80	3.85	3.16	2.86
Mod Durn	15.16	7.34	4.88	4.21	3.48	2.91	2.65
Principal Window	276 - 355	52 - 236	37 - 148	39 - 117	40 - 79	33 - 65	30 - 56

Class M7

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.79	9.41	5.68	4.74	3.72	3.07	2.76
Mod Durn	14.38	7.13	4.76	4.10	3.35	2.80	2.54
Principal Window	276 - 354	52 - 224	37 - 139	38 - 110	39 - 74	32 - 61	29 - 52

Class M8

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.79	9.31	5.60	4.68	3.62	2.98	2.68
Mod Durn	14.23	7.05	4.70	4.05	3.25	2.72	2.47
Principal Window	276 - 353	52 - 210	37 - 129	38 - 103	38 - 68	31 - 56	29 - 48

Class M9

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.77	9.18	5.52	4.61	3.52	2.91	2.61
Mod Durn	13.48	6.82	4.57	3.95	3.14	2.64	2.39
Principal Window	276 - 352	52 - 197	37 - 120	37 - 96	37 - 63	31 - 52	28 - 45

Class M10

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.69	8.74	5.23	4.37	3.32	2.73	2.47
Mod Durn	12.45	6.39	4.30	3.70	2.93	2.46	2.24
Principal Window	276 - 350	52 - 183	37 - 111	37 - 88	35 - 58	29 - 48	27 - 41

Class M11

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.37	7.72	4.61	3.88	2.95	2.44	2.25
Mod Durn	12.40	5.90	3.90	3.36	2.64	2.22	2.06
Principal Window	276 - 337	52 - 128	37 - 76	37 - 61	35 - 39	29 - 32	27 - 29

Excess Spread (1) (2)

Period	Static LIBOR (%)	Forward LIBOR (%)	Period	Static LIBOR (%)	Forward LIBOR (%)
1	2.29	2.29	39	3.96	3.61
2	1.82	1.82	40	3.96	3.60
3	1.81	1.81	41	4.40	4.13
4	1.81	1.81	42	4.05	3.71
5	1.85	1.85	43	4.17	3.84
6	1.82	1.81	44	4.04	3.69
7	1.83	1.82	45	4.16	3.81
8	1.82	1.80	46	4.04	3.66
9	1.84	1.81	47	4.04	3.71
10	1.83	1.79	48	4.29	3.82
11	1.83	1.78	49	4.14	3.62
12	1.86	1.80	50	4.28	3.79
13	1.84	1.77	51	4.13	3.60
14	1.87	1.78	52	4.12	3.58
15	1.85	1.75	53	4.56	4.12
16	1.85	1.74	54	4.11	3.59
17	1.95	1.82	55	4.26	3.75
18	1.85	1.71	56	4.11	3.57
19	1.89	1.74	57	4.25	3.74
20	1.86	1.69	58	4.10	3.56
21	1.90	1.72	59	4.10	3.57
22	1.86	1.67	60	4.25	3.74
23	3.03	2.40	61	4.10	3.56
24	3.22	2.59	62	4.24	3.73
25	3.08	2.44	63	4.10	3.56
26	3.18	2.56	64	4.10	3.56
27	3.04	2.42	65	4.53	4.09
28	3.03	2.42	66	4.10	3.56
29	4.01	3.56	67	4.25	3.73
30	3.84	3.37	68	4.10	3.54
31	3.94	3.50	69	4.25	3.72
32	3.81	3.35	70	4.10	3.53
33	3.92	3.48	71	4.10	3.55
34	3.79	3.33	72	4.25	3.72
35	3.94	3.62	73	4.11	3.54
36	4.08	3.78	74	4.25	3.70
37	3.94	3.62	75	4.11	3.52
38	4.06	3.74	76	4.11	3.51

(1)

Assumes the pricing speed.

(2)

Calculated as (a) interest collections on the collateral (net of the Administrative Fee Rate and Net Swap Payments), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

Group I Effective Available Funds Cap (“AFC”)

Period	AFC (%) (1)	Period	AFC (%) (1)
1	22.78	39	12.31
2	22.08	40	12.28
3	21.93	41	14.16
4	21.84	42	13.18
5	21.96	43	13.46
6	21.59	44	13.12
7	21.52	45	13.40
8	21.27	46	13.06
9	21.15	47	13.65
10	20.86	48	11.06
11	20.62	49	10.68
12	20.46	50	11.02
13	20.15	51	10.64
14	20.01	52	10.62
15	19.69	53	11.82
16	19.47	54	10.67
17	19.56	55	11.01
18	19.04	56	10.63
19	18.93	57	10.97
20	18.63	58	10.59
21	18.53	59	10.62
22	18.23	60	10.97
23	11.68	61	10.60
24	11.53	62	10.93
25	11.29	63	10.56
26	11.49	64	10.54
27	11.26	65	11.65
28	11.23	66	10.50
29	12.57	67	10.83
30	12.07	68	10.46
31	12.27	69	10.79
32	11.99	70	10.42
33	12.20	71	10.40
34	11.92	72	10.73
35	12.42	73	10.37
36	12.66	74	10.69
37	12.36	75	10.32
38	12.61	76	10.30

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all Net Swap Payments received. Assumes 1 month and 6 month LIBOR equal 20%.

Group II Effective Available Funds Cap (“AFC”)

Period	AFC (%) (1)	Period	AFC (%) (1)
1	22.80	39	12.31
2	22.09	40	12.28
3	21.95	41	14.17
4	21.85	42	13.21
5	21.97	43	13.49
6	21.61	44	13.15
7	21.53	45	13.42
8	21.28	46	13.08
9	21.17	47	13.68
10	20.87	48	11.11
11	20.63	49	10.73
12	20.48	50	11.07
13	20.16	51	10.69
14	20.02	52	10.67
15	19.71	53	11.88
16	19.49	54	10.76
17	19.58	55	11.10
18	19.06	56	10.72
19	18.95	57	11.06
20	18.64	58	10.68
21	18.54	59	10.71
22	18.24	60	11.09
23	11.70	61	10.71
24	11.52	62	11.05
25	11.29	63	10.67
26	11.48	64	10.65
27	11.25	65	11.77
28	11.22	66	10.62
29	12.58	67	10.95
30	12.04	68	10.57
31	12.25	69	10.90
32	11.97	70	10.53
33	12.18	71	10.52
34	11.90	72	10.85
35	12.41	73	10.48
36	12.66	74	10.81
37	12.36	75	10.44
38	12.61	76	10.42

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all Net Swap Payments received. Assumes 1 month and 6 month LIBOR equal 20%.

Group III Effective Available Funds Cap (“AFC”)

Period	AFC (%) (1)	Period	AFC (%) (1)
1	22.75	39	12.44
2	22.05	40	12.42
3	21.90	41	14.26
4	21.81	42	13.36
5	21.93	43	13.64
6	21.57	44	13.30
7	21.49	45	13.58
8	21.24	46	13.24
9	21.12	47	13.80
10	20.83	48	11.26
11	20.59	49	10.88
12	20.44	50	11.23
13	20.12	51	10.85
14	19.98	52	10.83
15	19.67	53	12.05
16	19.45	54	10.88
17	19.54	55	11.22
18	19.02	56	10.84
19	18.91	57	11.18
20	18.61	58	10.80
21	18.51	59	10.84
22	18.21	60	11.19
23	11.62	61	10.81
24	11.56	62	11.15
25	11.33	63	10.77
26	11.53	64	10.75
27	11.31	65	11.89
28	11.28	66	10.72
29	12.58	67	11.06
30	12.16	68	10.69
31	12.36	69	11.02
32	12.09	70	10.65
33	12.30	71	10.64
34	12.02	72	10.97
35	12.47	73	10.60
36	12.80	74	10.93
37	12.49	75	10.56
38	12.75	76	10.54

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all Net Swap Payments received. Assumes 1 month and 6 month LIBOR equal 20%.

Class M Effective Available Funds Cap (“AFC”)

Period	AFC (%) (1)	Period	AFC (%) (1)
1	22.77	39	12.39
2	22.06	40	12.37
3	21.92	41	14.23
4	21.82	42	13.29
5	21.94	43	13.58
6	21.58	44	13.23
7	21.50	45	13.52
8	21.25	46	13.18
9	21.14	47	13.75
10	20.84	48	11.19
11	20.60	49	10.81
12	20.45	50	11.16
13	20.13	51	10.78
14	19.99	52	10.76
15	19.68	53	11.97
16	19.46	54	10.81
17	19.55	55	11.15
18	19.03	56	10.78
19	18.92	57	11.12
20	18.62	58	10.74
21	18.52	59	10.77
22	18.22	60	11.13
23	11.65	61	10.75
24	11.55	62	11.09
25	11.31	63	10.71
26	11.51	64	10.69
27	11.29	65	11.82
28	11.26	66	10.66
29	12.58	67	11.00
30	12.12	68	10.62
31	12.32	69	10.95
32	12.04	70	10.58
33	12.25	71	10.57
34	11.98	72	10.90
35	12.45	73	10.53
36	12.75	74	10.86
37	12.44	75	10.49
38	12.70	76	10.47

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all Net Swap Payments received. Assumes 1 month and 6 month LIBOR equal 20%.

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, where the referenced Class first incurs a writedown. Calculations are run to maturity at forward LIBOR. Other assumptions incorporated include:

(1) prepayment speed is 115% PPC for Fixed Rate Mortgages and

100% PPC for Adjustable Rate Mortgages,

(2) 40% loss severity, 50% loss severity, 60% loss severity

(3) 12 month lag from default to loss,

(4) no overcollateralization stepdown, and

(5) trigger events are always in effect.

(6) includes Net Swap Payments received

(7) 90% CPR cap on Adjustable Rate Mortgages and no CPR cap on Fixed Rate Mortgages

	Forward LIBOR
	40% Loss Severity		50% Loss Severity		60% Loss Severity
	CDR Break %	Cum Loss %	CDR Break %	Cum Loss %	CDR Break %	Cum Loss %
Class M1	31.4	22.46	23.0	23.07	18.1	23.46
Class M2	24.6	19.29	18.4	19.78	14.7	20.12
Class M3	20.1	16.84	15.3	17.28	12.3	17.54
Class M4	18.2	15.70	14.0	16.16	11.3	16.39
Class M5	15.9	14.23	12.3	14.61	10.0	14.85
Class M6	13.9	12.86	10.8	13.17	8.8	13.36
Class M7	12.1	11.54	9.5	11.86	7.8	12.06
Class M8	10.9	10.62	8.6	10.92	7.1	11.13
Class M9	9.4	9.41	7.5	9.72	6.3	10.03
Class M10	5.5	5.93	4.4	6.06	3.7	6.20
Class M11	5.2	5.64	4.1	5.68	3.5	5.89

MORTGAGE LOANS

The Mortgage Loans primarily consist of first lien 2/28, 3/27 and 5/25 adjustable rate loans, first lien and second lien fixed rate closed-end home equity loans, and interest-only loans.  The 2/28, 3/27 and 5/25 adjustable rate loans are primarily subject to semi-annual interest rate adjustments after an initial twenty-four, thirty-six and sixty month period, respectively.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through September 2005.  The final pool will be approximately $[1,500,000,000] (+/-10%) and the characteristics noted below are representative of the final pool, but are subject to variances based on final delivery.

 ABSC NC 2005-HE8 Collateral Summary

Characteristics	Aggregate Collateral Summary	Adjustable Rate Collateral Summary	Fixed Collateral Summary	Interest Only Collateral Summary	Second Lien Collateral Summary	Silent Second Collateral Summary

Current Balance	$1,425,634,972	$1,101,458,356	$324,176,617	$389,461,428	$58,012,432	$352,401,620
Number of Loans	7,933	5,082	2,851	1,246	971	1,697
Average Current Balance	$179,709	$216,737	$113,706	$312,569	$59,745	$207,662
Interest Only Loans	27.32%	35.36%	0.00%	100.00%	0.00%	48.78%
Fixed Rate Loans	22.74%	0.00%	100.00%	0.00%	100.00%	9.43%
Adjustable Rate Loans	77.26%	100.00%	0.00%	100.00%	0.00%	90.57%
W.A. Coupon	7.249%	7.179%	7.486%	6.757%	10.215%	6.725%
W.A. Margin	5.824%	5.824%	0.000%	5.810%	0.000%	5.738%
W.A. Maximum Rate	14.174%	14.174%	0.000%	13.757%	0.000%	13.712%
W.A. Initial Rate Adjustment Cap	1.498%	1.498%	0.000%	1.500%	0.000%	1.498%
W.A. Periodic Rate Adjustment Cap	1.498%	1.498%	0.000%	1.500%	0.000%	1.498%
W.A. Original LTV	81.31%	81.48%	80.71%	82.96%	99.55%	80.16%
W.A. Combined LTV	86.04%	87.05%	82.62%	91.58%	99.55%	99.31%
W.A. Original Term	357	360	348	360	358	360
W.A. Remaining Term	356	358	346	358	356	358
Non-Zero W.A. FICO	622	619	633	647	655	651
W.A. DTI Ratio	40.55%	40.83%	39.59%	41.37%	41.87%	41.60%
Owner Occupied	91.38%	89.28%	98.51%	97.49%	97.69%	96.85%
Prepayment Penalty Percentage	70.48%	68.77%	76.29%	77.13%	67.08%	71.00%
First Lien Percentage	95.93%	100.00%	82.10%	100.00%	0.00%	100.00%
Second Lien Percentage	4.07%	0.00%	17.90%	0.00%	100.00%	0.00%
Silent Second Percentage	24.72%	29.98%	10.25%	44.14%	0.00%	100.00%
W.A. CLTV of Silent Seconds	99.31%	99.47%	97.80%	99.64%	0.00%	99.31%
Non-Full Doc Percentage	43.76%	49.05%	25.77%	51.21%	51.44%	53.57%
Top 5 States	CA (35.12%) FL (9.75%) NY (5.38%) NJ (4.40%) TX (4.33%)	CA (37.60%) FL (9.27%) MA (4.85%) NJ (4.84%) NY (4.78%)	CA (26.68%) FL (11.40%) TX (10.61%) NY (7.41%) PA (3.05%)	CA (63.76%) FL (4.70%) NY (3.74%) AZ (3.48%) NJ (3.29%)	CA (44.07%) FL (6.57%) NY (6.45%) MA (4.05%) IL (4.04%)	CA (37.61%) FL (6.56%) NY (4.87%) MA (4.11%) TX (3.97%)
Conforming By Balance Percentage	76.72%	71.42%	94.73%	50.21%	100.00%	72.17%

ABSC NC 2005-HE8 Collateral Summary (Cont’d)

Characteristics	Aggregate Collateral Summary	Group I Collateral Summary	Group II Collateral Summary	Group III Collateral Summary

Current Balance	$1,425,634,972	$278,590,830	$278,885,997	$868,158,145
Number of Loans	7,933	1,771	1,800	4,362
Average Current Balance	$179,709	$157,307	$154,937	$199,028
Interest Only Loans	27.32%	23.30%	24.08%	29.65%
Fixed Rate Loans	22.74%	23.93%	22.62%	22.39%
Adjustable Rate Loans	77.26%	76.07%	77.38%	77.61%
W.A. Coupon	7.249%	7.264%	7.279%	7.234%
W.A. Margin	5.824%	5.822%	5.845%	5.818%
W.A. Maximum Rate	14.174%	14.284%	14.312%	14.095%
W.A. Initial Rate Adjustment Cap	1.498%	1.499%	1.497%	1.498%
W.A. Periodic Rate Adjustment Cap	1.498%	1.498%	1.497%	1.498%
W.A. Original LTV	81.31%	80.43%	79.80%	82.07%
W.A. Combined LTV	86.04%	83.57%	82.91%	87.84%
W.A. Original Term	357	357	357	358
W.A. Remaining Term	356	355	355	356
Non-Zero W.A. FICO	622	616	610	628
W.A. DTI Ratio	40.55%	40.30%	40.28%	40.71%
Owner Occupied	91.38%	87.93%	90.06%	92.91%
Prepayment Penalty Percentage	70.48%	71.16%	71.12%	70.06%
First Lien Percentage	95.93%	98.04%	98.48%	94.43%
Second Lien Percentage	4.07%	1.96%	1.52%	5.57%
Silent Second Percentage	24.72%	16.76%	16.62%	29.88%
W.A. CLTV of Silent Seconds	99.31%	98.64%	98.97%	99.50%
Non-Full Doc Percentage	43.76%	37.57%	33.96%	48.90%
Top 5 States	CA (35.12%) FL (9.75%) NY (5.38%) NJ (4.40%) TX (4.33%)	CA (23.80%) FL (12.05%) MA (5.10%) AZ (5.06%) TX (4.40%)	CA (21.72%) FL (10.32%) AZ (5.81%) MA (5.62%) NJ (4.95%)	CA (43.05%) FL (8.83%) NY (6.03%) NJ (4.39%) TX (4.38%)
Conforming By Balance Percentage	76.72%	100.00%	100.00%	61.76%

Nine sets of tables follow.

The first set of tables is the Aggregate Collateral.

The second set of tables is the Adjustable Rate Collateral.

The third set of tables is the Fixed Rate Collateral.

The fourth set of tables is the Interest Only Collateral.

The fifth set of tables is the Second Lien Collateral.

The sixth set of tables is the Silent Second Collateral.

The seventh set of tables is the Group I Collateral*.

The eighth set of tables is the Group II Collateral*.

The ninth set of tables is the Group III Non-Conforming Collateral.

*Group I and Group II will consist of mortgage loans that have original principal balances that conform to Fannie Mae or Freddie Mac guidelines.

ABSC SERIES NC 2005-HE8
AGGREGATE COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	39	$868,218.00	0.06%	629	99.94%	10.431%	97.30%
25,001 - 50,000	485	19,286,714.80	1.35	631	93.09	9.890	94.29
50,001 - 75,000	942	58,810,520.90	4.12	609	84.45	8.743	90.28
75,001 - 100,000	1,069	93,857,961.60	6.58	611	81.99	7.917	93.85
100,001 - 125,000	873	98,415,321.00	6.90	607	80.22	7.630	93.73
125,001 - 150,000	796	109,383,963.70	7.67	608	80.02	7.377	93.19
150,001 - 175,000	654	106,126,123.60	7.44	608	79.25	7.231	92.79
175,001 - 200,000	531	99,858,629.00	7.00	616	78.97	7.176	90.26
200,001 - 250,000	675	151,579,354.00	10.63	616	79.16	7.147	89.42
250,001 - 300,000	611	167,459,450.00	11.74	617	80.13	6.947	92.15
300,001 - 400,000	676	233,017,917.60	16.34	628	81.93	6.972	89.34
400,001 - 500,000	364	162,530,316.00	11.39	639	83.20	6.879	91.06
500,001 - 600,000	162	88,413,136.00	6.20	654	83.52	6.819	91.31
600,001 - 700,000	49	31,141,072.00	2.18	665	84.34	6.773	89.96
700,001 or Greater	7	5,586,900.00	0.39	661	78.92	6.736	100.00
Total:	7,933	$1,426,335,598.20	100.00%	622	81.31%	7.249%	91.38%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	39	$867,685.96	0.06%	629	99.94%	10.431%	97.30%
25,001 - 50,000	487	19,350,102.01	1.36	631	93.05	9.888	94.32
50,001 - 75,000	944	58,961,983.63	4.14	609	84.31	8.735	90.32
75,001 - 100,000	1,067	93,669,376.51	6.57	611	82.06	7.919	93.84
100,001 - 125,000	872	98,272,712.59	6.89	607	80.22	7.628	93.73
125,001 - 150,000	796	109,342,025.98	7.67	608	80.04	7.377	93.20
150,001 - 175,000	654	106,093,468.48	7.44	609	79.23	7.229	92.79
175,001 - 200,000	530	99,632,557.55	6.99	616	78.97	7.177	90.25
200,001 - 250,000	676	151,757,945.85	10.64	617	79.16	7.144	89.44
250,001 - 300,000	610	167,142,673.85	11.72	617	80.13	6.949	92.14
300,001 - 400,000	676	232,937,639.91	16.34	628	81.93	6.972	89.34
400,001 - 500,000	364	162,489,711.32	11.40	639	83.20	6.879	91.06
500,001 - 600,000	162	88,396,740.32	6.20	654	83.52	6.819	91.31
600,001 - 700,000	49	31,133,498.35	2.18	665	84.34	6.773	89.96
700,001 or Greater	7	5,586,849.99	0.39	661	78.92	6.736	100.00
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

FICO SCORES

Fico Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	14	$2,217,961.89	0.16%	500	76.77%	8.564%	93.91%
501 - 525	536	81,389,739.91	5.71	513	75.34	8.187	97.62
526 - 550	656	101,902,249.18	7.15	538	76.44	7.794	97.87
551 - 575	777	135,780,590.51	9.52	563	79.50	7.613	96.49
576 - 600	1,223	205,884,930.40	14.44	588	80.68	7.276	93.73
601 - 625	1,269	220,183,195.01	15.44	613	81.59	7.090	93.68
626 - 650	1,272	232,423,258.05	16.30	638	83.23	7.110	92.18
651 - 675	958	186,693,311.59	13.10	663	83.14	6.992	87.48
676 - 700	579	116,497,993.17	8.17	686	83.52	6.919	85.70
701 - 725	315	68,472,817.86	4.80	712	83.46	6.952	80.67
726 - 750	176	39,521,566.07	2.77	738	82.30	7.035	80.39
751 - 775	109	23,994,035.47	1.68	762	82.72	6.958	77.66
776 - 800	42	8,895,387.89	0.62	786	85.68	7.376	76.40
801 - 825	7	1,777,935.30	0.12	808	79.19	6.464	77.49
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120 or Less	10	$653,835.10	0.05%	641	64.35%	7.376%	100.00%
121 - 180	130	13,093,932.83	0.92	626	72.54	7.174	95.07
181 - 240	108	11,281,656.44	0.79	626	73.46	7.082	98.69
241 - 300	8	1,053,313.34	0.07	622	77.11	6.300	100.00
301 - 360	7,677	1,399,552,234.59	98.17	622	81.46	7.252	91.28
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

REMAINING TERM TO MATURITY OF THE LOANS

Remaining Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	140	$13,747,767.93	0.96%	627	72.15%	7.184%	95.30%
181 - 348	116	12,334,969.78	0.87	626	73.77	7.015	98.80
349 - 360	7,677	1,399,552,234.59	98.17	622	81.46	7.252	91.28
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	6,131	$1,068,126,304.88	74.92%	620	81.07%	7.217%	93.84%
PUD - Detached	688	134,443,181.58	9.43	619	82.80	7.398	87.70
2 - 4 Family	450	108,621,577.92	7.62	644	80.73	7.338	75.31
Condominium	490	88,111,691.89	6.18	634	82.50	7.284	86.36
PUD - Attached	174	26,332,216.03	1.85	615	81.55	7.288	93.53
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	7,295	$1,302,733,610.27	91.38%	619	80.97%	7.182%	100.00%
Investment Prop.	501	98,450,139.99	6.91	659	85.27	8.032	0.00
Second Home	137	24,451,222.04	1.72	651	83.34	7.665	0.00
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi - Cash Out	4,030	$758,827,817.98	53.23%	604	78.87%	7.165%	95.02%
Purchase	3,112	529,849,853.38	37.17	649	84.74	7.427	84.72
Refi - Rate/Term	791	136,957,300.94	9.61	615	81.51	7.025	96.96
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	226	$28,474,382.44	2.00%	613	40.71%	6.754%	97.63%
50.01 - 60.00	260	45,901,010.95	3.22	593	56.22	6.864	97.60
60.01 - 70.00	614	112,517,106.23	7.89	595	66.69	6.971	93.13
70.01 - 80.00	3,114	609,385,298.49	42.74	626	78.78	6.933	94.68
80.01 - 90.00	2,254	460,779,297.63	32.32	616	87.54	7.379	85.59
90.01 - 100.00	1,465	168,577,876.56	11.82	653	96.84	8.410	91.34
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	222	$27,862,418.27	1.95%	612	40.75%	6.764%	97.58%
50.01 - 60.00	263	46,463,010.95	3.26	594	56.00	6.856	97.63
60.01 - 70.00	606	110,751,450.26	7.77	594	66.66	6.980	93.08
70.01 - 80.00	1,579	282,812,716.82	19.84	593	77.44	7.240	92.12
80.01 - 90.00	2,137	443,861,847.10	31.13	616	87.48	7.360	85.15
90.01 - 100.00	3,126	513,883,528.90	36.05	652	85.75	7.278	95.08
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alabama	46	$4,495,778.72	0.32%	597	84.53%	7.961%	92.76%
Alaska	6	1,148,665.11	0.08	670	78.69	7.199	100.00
Arizona	359	58,129,661.12	4.08	620	81.88	7.332	85.97
Arkansas	57	6,126,911.16	0.43	634	84.28	7.321	100.00
California	1,788	500,632,160.57	35.12	635	80.66	6.936	93.00
Colorado	136	20,352,598.86	1.43	620	84.78	7.100	96.91
Connecticut	93	16,304,494.39	1.14	600	80.35	7.464	89.70
Delaware	14	2,068,846.97	0.15	628	82.33	7.213	90.64
Florida	893	139,044,775.35	9.75	609	80.24	7.450	88.51
Georgia	152	18,869,413.27	1.32	617	83.54	7.688	86.98
Hawaii	67	19,430,585.29	1.36	649	79.96	6.759	82.01
Idaho	50	6,712,263.85	0.47	630	81.97	7.164	87.20
Illinois	275	39,177,104.95	2.75	617	83.13	7.530	93.56
Indiana	118	12,877,118.99	0.90	604	84.67	7.540	89.02
Iowa	58	5,499,316.51	0.39	608	85.52	7.976	92.53
Kansas	34	3,561,971.95	0.25	611	87.40	7.817	97.91
Kentucky	50	5,015,332.12	0.35	601	84.63	7.842	88.67
Louisiana	8	632,890.64	0.04	611	84.09	7.429	91.81
Maine	41	5,274,944.43	0.37	618	79.95	7.620	93.69
Maryland	148	28,928,160.72	2.03	601	79.47	7.263	94.27
Massachusetts	269	59,750,444.37	4.19	618	81.12	7.215	92.23
Michigan	226	24,873,103.72	1.74	603	83.74	7.673	92.61
Minnesota	112	16,418,863.93	1.15	606	81.64	7.615	97.82
Mississippi	24	2,451,516.76	0.17	598	85.57	7.873	99.05
Missouri	92	9,776,175.62	0.69	593	84.03	7.750	96.77
Montana	18	2,248,211.03	0.16	605	77.38	7.645	84.79
Nebraska	31	3,434,057.79	0.24	590	83.90	7.618	97.28
Nevada	143	27,665,822.54	1.94	631	82.32	7.431	77.35
New Hampshire	34	6,225,373.30	0.44	606	81.93	7.302	96.95
New Jersey	281	62,706,850.18	4.40	621	80.98	7.338	89.13
New Mexico	53	6,623,891.14	0.46	606	83.52	7.546	94.19
New York	333	76,735,123.83	5.38	640	79.89	7.076	89.58
North Carolina	45	4,554,916.85	0.32	584	81.68	8.089	97.88
North Dakota	5	464,725.42	0.03	560	81.08	8.005	100.00
Ohio	215	22,701,586.40	1.59	600	86.53	7.842	85.59
Oklahoma	41	4,183,502.03	0.29	612	83.50	7.536	89.64
Oregon	109	14,169,956.90	0.99	626	82.05	7.119	87.41
Pennsylvania	199	24,240,506.18	1.70	609	83.00	7.549	93.54
Rhode Island	44	9,040,145.19	0.63	635	82.52	7.563	77.68

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
South Carolina	65	7,405,095.20	0.52	600	81.33	7.867	85.66
South Dakota	16	1,850,665.58	0.13	616	85.15	7.588	80.65
Tennessee	134	13,392,532.50	0.94	612	83.68	7.528	96.60
Texas	611	61,680,283.47	4.33	602	80.45	7.717	94.45
Utah	49	6,197,007.90	0.43	634	85.16	7.274	89.79
Vermont	3	473,616.46	0.03	595	86.76	7.026	100.00
Washington	171	28,947,720.30	2.03	620	82.89	7.005	95.63
Virginia	103	20,044,279.64	1.41	601	80.12	7.689	98.09
West Virginia	7	570,631.11	0.04	589	83.71	8.867	89.51
Wisconsin	84	9,319,890.32	0.65	612	83.35	7.730	91.46
Wyoming	7	715,447.52	0.05	626	84.18	7.109	100.00
Washington DC	16	2,490,034.15	0.17	583	63.62	7.538	91.99
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%
Number of States Represented: 50 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Doc	4,948	$801,763,599.23	56.24%	606	80.98%	7.017%	95.75%
Stated Doc	2,872	598,775,173.22	42.00	643	81.74	7.575	85.32
Limited Doc	113	25,096,199.85	1.76	619	81.58	6.901	96.44
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	2	$552,800.00	0.04%	633	80.00%	5.000%	100.00%
5.001 - 5.500	103	28,251,434.89	1.98	664	77.11	5.364	97.02
5.501 - 6.000	701	168,373,173.78	11.81	649	76.65	5.895	98.86
6.001 - 6.500	1,027	232,598,408.57	16.32	639	78.46	6.310	98.42
6.501 - 7.000	1,309	288,164,149.30	20.21	630	80.75	6.794	95.22
7.001 - 7.500	1,036	204,794,654.54	14.37	616	81.02	7.282	92.70
7.501 - 8.000	1,131	205,346,445.12	14.40	605	82.52	7.770	84.63
8.001 - 8.500	734	113,381,425.34	7.95	593	83.43	8.282	78.37
8.501 - 9.000	642	85,717,909.66	6.01	592	85.23	8.749	76.75
9.001 - 9.500	287	31,138,928.33	2.18	587	85.72	9.236	80.29
9.501 - 10.000	342	27,829,678.36	1.95	616	90.44	9.790	85.16
10.001 - 10.500	223	15,305,613.63	1.07	623	93.44	10.276	95.15
10.501 - 11.000	192	12,813,468.86	0.90	618	95.84	10.774	95.43
11.001 - 11.500	125	6,848,625.50	0.48	622	97.67	11.263	99.18
11.501 - 12.000	56	3,240,332.17	0.23	625	99.63	11.733	98.40
12.001 - 12.500	16	894,129.00	0.06	619	100.00	12.236	95.97
12.501 - 13.000	6	360,415.76	0.03	608	99.89	12.643	100.00
13.001 - 13.500	1	23,379.49	0.00	592	100.00	13.050	100.00
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	2,851	$324,176,616.76	22.74%	633	80.71%	7.486%	98.51%
11.501 - 12.000	3	692,161.12	0.05	630	82.01	5.201	100.00
12.001 - 12.500	106	28,616,344.78	2.01	664	77.11	5.378	97.06
12.501 - 13.000	405	110,501,039.15	7.75	643	79.53	5.862	98.52
13.001 - 13.500	669	170,740,352.34	11.98	636	79.89	6.322	97.99
13.501 - 14.000	942	232,636,870.15	16.32	631	81.56	6.804	94.29
14.001 - 14.500	782	173,468,150.72	12.17	615	80.95	7.287	91.46
14.501 - 15.000	895	179,707,189.23	12.61	605	82.87	7.774	82.61
15.001 - 15.500	552	97,927,128.95	6.87	594	83.34	8.282	76.04
15.501 - 16.000	444	69,122,687.43	4.85	589	84.69	8.745	72.21
16.001 - 16.500	164	22,175,453.21	1.56	571	83.28	9.225	74.03
16.501 - 17.000	79	10,601,925.41	0.74	568	82.14	9.764	66.82
17.001 - 17.500	23	2,829,607.13	0.20	532	78.20	10.254	87.65
17.501 - 18.000	15	2,232,183.20	0.16	555	81.53	10.753	80.10
18.001 - 18.500	3	207,262.72	0.01	522	73.35	11.335	72.88
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	2,851	$324,176,616.76	22.74%	633	80.71%	7.486%	98.51%
2.001 - 2.500	1	104,000.00	0.01	646	80.00	7.375	100.00
2.501 - 3.000	1	239,200.00	0.02	752	80.00	6.125	100.00
3.001 - 3.500	1	403,599.99	0.03	705	80.00	5.750	100.00
3.501 - 4.000	59	9,353,985.54	0.66	632	82.13	7.011	89.51
4.501 - 5.000	391	77,596,538.76	5.44	613	81.45	7.297	87.07
5.001 - 5.500	30	8,332,599.95	0.58	617	84.96	7.133	92.30
5.501 - 6.000	3,499	792,652,737.58	55.60	626	82.14	7.021	89.23
6.001 - 6.500	794	162,396,974.47	11.39	606	80.80	7.690	88.08
6.501 - 7.000	190	32,370,020.32	2.27	558	74.99	7.901	97.29
7.001 - 7.500	109	16,515,734.43	1.16	554	67.87	8.014	95.32
7.501 - 8.000	7	1,492,964.50	0.10	602	78.86	6.591	100.00
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	2,851	$324,176,616.76	22.74%	633	80.71%	7.486%	98.51%
2007-05	4	652,631.48	0.05	578	82.20	7.926	100.00
2007-06	74	16,997,028.66	1.19	614	82.37	7.816	63.62
2007-07	260	52,024,868.59	3.65	619	81.82	7.501	71.25
2007-08	2,160	459,428,594.83	32.23	617	81.63	7.236	87.89
2007-09	1,958	453,409,744.10	31.80	617	81.34	7.132	91.86
2007-10	3	663,200.00	0.05	687	80.00	6.908	100.00
2008-06	7	1,495,907.75	0.10	629	78.14	6.816	100.00
2008-07	13	2,203,535.24	0.15	638	82.10	6.886	100.00
2008-08	319	59,124,917.84	4.15	633	82.16	6.957	96.35
2008-09	231	43,505,515.67	3.05	638	81.70	6.837	98.55
2008-10	1	243,000.00	0.02	765	90.00	6.975	100.00
2010-06	3	794,901.70	0.06	622	65.59	7.341	0.00
2010-07	3	694,591.06	0.05	676	82.46	7.609	50.68
2010-08	25	6,293,136.40	0.44	631	73.42	6.905	97.14
2010-09	21	3,926,782.22	0.28	615	76.67	6.788	92.77
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	2,422	$420,811,209.05	29.52%	627	81.96%	7.633%	86.71%
7 - 12	316	63,021,908.47	4.42	638	80.21	7.261	91.37
13 - 24	3,481	688,106,465.51	48.27	614	82.02	7.147	91.75
25 - 36	1,714	253,695,389.27	17.80	631	78.57	6.887	98.12
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	3,443	$656,272,599.52	46.03%	602	80.75%	7.432%	84.07%
2/28 ARM - 2 Yr IO	867	282,135,483.22	19.79	647	83.30	6.782	97.01
2/28 ARM - 5 Yr IO	149	44,767,984.92	3.14	648	81.60	6.703	98.44
3/27 ARM	342	44,366,916.17	3.11	619	81.24	7.222	95.19
3/27 ARM - 3 Yr IO	114	31,305,898.46	2.20	647	82.96	6.722	97.90
3/27 ARM - 5 Yr IO	115	30,900,061.87	2.17	647	81.90	6.634	100.00
5/25 ARM	51	11,357,411.38	0.80	626	74.35	6.914	85.90
5/25 ARM - 7 Yr IO	1	352,000.00	0.02	685	80.00	7.700	100.00
Fixed - 10 Year	10	653,835.10	0.05	641	64.35	7.376	100.00
Fixed - 15 Year	130	13,093,932.83	0.92	626	72.54	7.174	95.07
Fixed - 20 Year	108	11,281,656.44	0.79	626	73.46	7.082	98.69
Fixed - 25 Year	8	1,053,313.34	0.07	622	77.11	6.300	100.00
Fixed - 30 Year	2,595	298,093,879.05	20.91	633	81.39	7.519	98.64
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	6,119	$1,111,608,351.30	77.97%	636	82.54%	7.134%	90.78%
A+	770	146,151,334.32	10.25	589	80.19	7.387	90.85
A-	474	80,013,147.07	5.61	568	76.48	7.711	95.47
B	324	51,631,487.96	3.62	554	75.48	7.945	95.78
C	246	36,230,651.65	2.54	553	67.07	8.205	96.46
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	6,962	$1,367,622,539.93	95.93%	621	80.53%	7.123%	91.11%
Second Lien	971	58,012,432.37	4.07	655	99.55	10.215	97.69
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

DTI RATIO

DTI Ratio	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
0.01 - 5.00	5	$697,032.31	0.05%	643	79.24%	7.036%	74.99%
5.01 - 10.00	15	1,310,281.77	0.09	613	84.05	8.465	65.80
10.01 - 15.00	65	9,717,357.17	0.68	633	78.89	7.122	82.97
15.01 - 20.00	189	25,577,350.12	1.79	621	78.68	7.390	84.28
20.01 - 25.00	377	53,418,570.72	3.75	613	78.41	7.401	86.58
25.01 - 30.00	606	96,021,097.39	6.74	619	80.67	7.165	93.49
30.01 - 35.00	886	142,834,052.05	10.02	619	79.86	7.280	90.47
35.01 - 40.00	1,287	238,652,078.04	16.74	628	81.64	7.219	91.01
40.01 - 45.00	1,724	321,149,892.87	22.53	628	81.85	7.256	92.67
45.01 - 50.00	2,375	459,866,891.78	32.26	622	83.20	7.277	91.73
50.01 - 55.00	386	72,954,828.21	5.12	598	73.11	7.011	91.74
55.01 - 60.00	17	3,301,181.05	0.23	568	76.73	7.432	88.44
65.01 - 70.00	1	134,358.82	0.01	663	90.00	8.850	0.00
Total:	7,933	$1,425,634,972.30	100.00%	622	81.31%	7.249%	91.38%

ABSC SERIES NC 2005-HE8
ADJUSTABLE RATE COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	18	$897,290.00	0.08%	575	62.92%	8.052%	89.01%
50,001 - 75,000	369	23,185,635.00	2.10	581	80.79	8.345	81.58
75,001 - 100,000	536	47,542,306.50	4.31	598	80.77	7.691	89.49
100,001 - 125,000	528	59,520,241.00	5.40	593	79.56	7.544	91.28
125,001 - 150,000	546	75,186,298.50	6.82	600	80.58	7.424	90.67
150,001 - 175,000	469	76,194,920.60	6.92	601	80.57	7.380	89.96
175,001 - 200,000	401	75,459,672.00	6.85	612	80.31	7.299	87.38
200,001 - 250,000	552	123,979,734.00	11.25	612	80.50	7.294	87.06
250,001 - 300,000	508	139,308,246.00	12.64	612	80.34	7.032	90.57
300,001 - 400,000	607	209,729,334.60	19.03	626	82.39	7.037	88.15
400,001 - 500,000	345	154,084,616.00	13.98	638	83.18	6.916	90.57
500,001 - 600,000	150	81,975,486.00	7.44	653	83.65	6.864	90.63
600,001 - 700,000	46	29,205,072.00	2.65	665	84.04	6.791	89.29
700,001 or Greater	7	5,586,900.00	0.51	661	78.92	6.736	100.00
Total:	5,082	$1,101,855,752.20	100.00%	619	81.48%	7.179%	89.28%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	19	$946,834.90	0.09%	573	63.26%	8.123%	89.59%
50,001 - 75,000	368	23,124,059.34	2.10	581	80.81	8.342	81.54
75,001 - 100,000	537	47,593,921.87	4.32	598	80.77	7.694	89.50
100,001 - 125,000	528	59,510,170.06	5.40	592	79.55	7.541	91.29
125,001 - 150,000	545	75,022,457.30	6.81	600	80.59	7.424	90.65
150,001 - 175,000	470	76,338,525.11	6.93	601	80.57	7.378	89.98
175,001 - 200,000	400	75,252,223.58	6.83	611	80.31	7.301	87.35
200,001 - 250,000	553	124,183,942.27	11.27	612	80.50	7.290	87.09
250,001 - 300,000	507	139,011,907.92	12.62	612	80.34	7.034	90.55
300,001 - 400,000	607	209,668,639.88	19.04	626	82.39	7.037	88.15
400,001 - 500,000	345	154,054,794.12	13.99	638	83.18	6.916	90.57
500,001 - 600,000	150	81,962,972.00	7.44	653	83.65	6.864	90.63
600,001 - 700,000	46	29,201,057.20	2.65	665	84.04	6.791	89.29
700,001 or Greater	7	5,586,849.99	0.51	661	78.92	6.736	100.00
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

FICO SCORES

Fico Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	9	$1,689,620.25	0.15%	500	76.93%	8.310%	92.01%
501 - 525	449	73,104,681.87	6.64	513	75.52	8.149	97.41
526 - 550	503	86,012,551.23	7.81	538	76.70	7.745	98.06
551 - 575	608	116,348,738.41	10.56	563	80.19	7.591	95.99
576 - 600	847	165,876,168.03	15.06	588	81.10	7.198	92.63
601 - 625	765	166,276,188.32	15.10	613	81.95	6.975	92.04
626 - 650	674	161,427,533.18	14.66	638	83.73	6.959	89.03
651 - 675	513	133,348,453.95	12.11	663	83.25	6.875	83.04
676 - 700	321	86,966,900.26	7.90	686	83.34	6.766	81.44
701 - 725	190	52,502,765.04	4.77	713	83.69	6.911	75.57
726 - 750	101	29,572,025.90	2.68	738	82.83	6.961	75.33
751 - 775	72	19,837,591.25	1.80	762	84.29	6.936	73.40
776 - 800	24	6,875,894.11	0.62	786	83.79	7.190	71.22
801 - 825	6	1,619,243.74	0.15	808	85.20	6.511	75.29
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
301 - 360	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
349 - 360	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	3,789	$797,546,474.48	72.41%	615	81.40%	7.150%	92.16%
PUD - Detached	477	112,173,492.21	10.18	618	82.49	7.314	85.60
2 - 4 Unit	359	95,139,085.21	8.64	642	80.51	7.301	72.25
Condominium	349	75,992,573.21	6.90	632	82.26	7.158	84.87
PUD - Attached	108	20,606,730.43	1.87	611	80.95	7.108	92.74
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	4,517	$983,402,091.38	89.28%	614	81.07%	7.088%	100.00%
Investment Prop.	468	95,726,050.23	8.69	660	85.41	8.036	0.00
Second Home	97	22,330,213.93	2.03	651	82.80	7.528	0.00
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi - Cash Out	2,543	$552,891,854.64	50.20%	596	79.93%	7.240%	93.57%
Purchase	2,062	452,870,411.10	41.12	649	83.29	7.133	82.63
Refi - Rate/Term	477	95,696,089.80	8.69	608	81.91	7.045	95.94
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	90	$12,256,191.38	1.11%	579	41.80%	7.087%	96.70%
50.01 - 60.00	142	29,840,236.88	2.71	579	56.35	7.008	97.59
60.01 - 70.00	399	80,290,174.58	7.29	582	67.05	7.120	90.37
70.01 - 80.00	2,309	499,470,693.50	45.35	626	78.97	6.937	93.67
80.01 - 90.00	1,752	386,263,342.07	35.07	614	87.62	7.441	83.34
90.01 - 100.00	390	93,337,717.13	8.47	651	95.20	7.513	85.80
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	90	$12,256,191.38	1.11%	579	41.80%	7.087%	96.70%
50.01 - 60.00	142	29,840,236.88	2.71	579	56.35	7.008	97.59
60.01 - 70.00	393	78,973,845.71	7.17	582	67.02	7.130	90.30
70.01 - 80.00	991	201,258,715.24	18.27	584	77.54	7.350	89.24
80.01 - 90.00	1,657	371,890,473.44	33.76	614	87.54	7.422	82.82
90.01 - 100.00	1,809	407,238,892.89	36.97	652	83.74	6.898	94.17
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alabama	29	$2,925,283.76	0.27%	582	82.82%	8.013%	91.02%
Alaska	4	1,075,914.80	0.10	672	77.25	6.984	100.00
Arizona	269	49,476,810.47	4.49	617	82.25	7.352	83.99
Arkansas	36	4,340,327.35	0.39	634	84.47	7.310	100.00
California	1,215	414,137,875.24	37.60	632	81.00	6.833	91.64
Colorado	80	14,330,088.93	1.30	611	83.89	6.903	95.61
Connecticut	74	13,629,826.35	1.24	593	80.75	7.485	87.68
Delaware	11	1,765,455.00	0.16	624	83.38	7.265	89.03
Florida	557	102,087,792.50	9.27	604	81.01	7.515	85.33
Georgia	99	14,475,937.23	1.31	615	82.94	7.509	83.39
Hawaii	43	14,812,496.73	1.34	646	80.26	6.664	76.40
Idaho	38	5,874,840.22	0.53	629	81.20	7.093	86.02
Illinois	183	30,741,116.62	2.79	614	82.50	7.344	92.60
Indiana	80	9,483,653.39	0.86	600	84.91	7.508	85.70
Iowa	36	3,659,659.77	0.33	605	83.71	7.838	88.78
Kansas	24	2,802,328.54	0.25	612	86.09	7.647	97.34
Kentucky	30	3,674,569.20	0.33	600	83.31	7.738	84.53
Louisiana	2	180,502.00	0.02	563	82.24	6.495	100.00
Maine	28	4,057,017.84	0.37	610	81.46	7.662	91.80
Maryland	100	22,834,569.49	2.07	595	79.60	7.235	92.74
Massachusetts	207	53,422,674.31	4.85	615	80.57	7.115	91.31
Michigan	161	18,522,878.16	1.68	599	84.24	7.681	90.34
Minnesota	73	12,243,523.42	1.11	598	80.54	7.629	97.07
Mississippi	15	1,721,645.35	0.16	580	84.21	7.980	100.00
Missouri	69	7,625,654.66	0.69	582	83.36	7.747	95.86
Montana	9	1,252,145.87	0.11	592	76.82	7.935	72.69
Nebraska	23	2,773,266.45	0.25	582	84.20	7.631	96.63
Nevada	96	22,994,454.22	2.09	631	81.62	7.307	75.07
New Hampshire	26	5,209,907.55	0.47	607	82.11	7.203	96.36
New Jersey	208	53,265,876.52	4.84	618	81.49	7.337	87.21
New Mexico	32	4,451,289.48	0.40	600	82.27	7.540	94.68
New York	183	52,698,019.64	4.78	638	80.98	7.059	85.02
North Carolina	24	3,180,947.91	0.29	576	81.04	7.740	98.03
North Dakota	4	439,732.91	0.04	555	80.00	7.790	100.00
Ohio	150	16,192,926.76	1.47	591	87.21	8.025	80.48
Oklahoma	19	2,129,933.02	0.19	623	83.93	7.490	79.66
Oregon	59	9,853,161.95	0.89	618	80.40	6.954	82.22
Pennsylvania	112	14,344,863.54	1.30	599	83.43	7.672	90.12
Rhode Island	35	7,624,854.63	0.69	638	82.14	7.584	73.53
South Carolina	37	4,759,007.63	0.43	592	81.44	7.952	79.14

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
South Dakota	13	1,574,605.24	0.14	612	86.44	7.638	77.26
Tennessee	75	8,524,826.92	0.77	604	83.11	7.589	95.24
Texas	215	27,277,192.26	2.48	594	81.77	7.806	90.92
Utah	30	4,556,219.59	0.41	635	83.41	6.967	89.36
Vermont	2	314,825.00	0.03	573	87.64	7.548	100.00
Washington	100	20,034,569.79	1.82	613	82.43	6.871	94.13
Virginia	76	16,745,597.37	1.52	595	79.40	7.766	98.16
West Virginia	5	435,542.44	0.04	590	83.31	8.552	86.26
Wisconsin	69	8,215,037.74	0.75	608	83.41	7.687	91.87
Wyoming	4	458,107.24	0.04	607	85.01	7.124	100.00
Washington DC	13	2,249,002.54	0.20	577	65.27	7.546	91.13
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%
Number of States Represented: 50 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Doc	2,906	$561,141,066.71	50.95%	599	81.44%	6.936%	94.44%
Stated Doc	2,108	521,531,817.25	47.35	641	81.52	7.456	83.52
Limited Doc	68	18,785,471.58	1.71	612	81.62	6.785	95.25
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	2	$552,800.00	0.05%	633	80.00%	5.000%	100.00%
5.001 - 5.500	102	28,159,535.59	2.56	664	77.10	5.364	97.01
5.501 - 6.000	397	108,926,712.29	9.89	644	79.58	5.849	98.50
6.001 - 6.500	666	169,907,887.32	15.43	636	79.87	6.315	97.98
6.501 - 7.000	946	233,698,517.47	21.22	631	81.53	6.801	94.32
7.001 - 7.500	786	174,299,824.93	15.82	616	80.96	7.284	91.59
7.501 - 8.000	893	179,571,704.92	16.30	605	82.87	7.771	82.74
8.001 - 8.500	554	98,073,853.50	8.90	594	83.33	8.279	75.90
8.501 - 9.000	451	69,910,212.40	6.35	588	84.65	8.744	72.18
9.001 - 9.500	164	22,146,971.80	2.01	572	83.21	9.210	74.00
9.501 - 10.000	79	10,601,925.41	0.96	568	82.14	9.764	66.82
10.001 - 10.500	24	3,168,963.99	0.29	532	78.93	10.251	88.97
10.501 - 11.000	15	2,232,183.20	0.20	555	81.53	10.753	80.10
11.001 - 11.500	3	207,262.72	0.02	522	73.35	11.335	72.88
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
11.501 - 12.000	3	$692,161.12	0.06%	630	82.01%	5.201%	100.00%
12.001 - 12.500	106	28,616,344.78	2.60	664	77.11	5.378	97.06
12.501 - 13.000	405	110,501,039.15	10.03	643	79.53	5.862	98.52
13.001 - 13.500	669	170,740,352.34	15.50	636	79.89	6.322	97.99
13.501 - 14.000	942	232,636,870.15	21.12	631	81.56	6.804	94.29
14.001 - 14.500	782	173,468,150.72	15.75	615	80.95	7.287	91.46
14.501 - 15.000	895	179,707,189.23	16.32	605	82.87	7.774	82.61
15.001 - 15.500	552	97,927,128.95	8.89	594	83.34	8.282	76.04
15.501 - 16.000	444	69,122,687.43	6.28	589	84.69	8.745	72.21
16.001 - 16.500	164	22,175,453.21	2.01	571	83.28	9.225	74.03
16.501 - 17.000	79	10,601,925.41	0.96	568	82.14	9.764	66.82
17.001 - 17.500	23	2,829,607.13	0.26	532	78.20	10.254	87.65
17.501 - 18.000	15	2,232,183.20	0.20	555	81.53	10.753	80.10
18.001 - 18.500	3	207,262.72	0.02	522	73.35	11.335	72.88
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2.001 - 2.500	1	$104,000.00	0.01%	646	80.00%	7.375%	100.00%
2.501 - 3.000	1	239,200.00	0.02	752	80.00	6.125	100.00
3.001 - 3.500	1	403,599.99	0.04	705	80.00	5.750	100.00
3.501 - 4.000	59	9,353,985.54	0.85	632	82.13	7.011	89.51
4.501 - 5.000	391	77,596,538.76	7.04	613	81.45	7.297	87.07
5.001 - 5.500	30	8,332,599.95	0.76	617	84.96	7.133	92.30
5.501 - 6.000	3,499	792,652,737.58	71.96	626	82.14	7.021	89.23
6.001 - 6.500	794	162,396,974.47	14.74	606	80.80	7.690	88.08
6.501 - 7.000	190	32,370,020.32	2.94	558	74.99	7.901	97.29
7.001 - 7.500	109	16,515,734.43	1.50	554	67.87	8.014	95.32
7.501 - 8.000	7	1,492,964.50	0.14	602	78.86	6.591	100.00
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2007-05	4	$652,631.48	0.06%	578	82.20%	7.926%	100.00%
2007-06	74	16,997,028.66	1.54	614	82.37	7.816	63.62
2007-07	260	52,024,868.59	4.72	619	81.82	7.501	71.25
2007-08	2,160	459,428,594.83	41.71	617	81.63	7.236	87.89
2007-09	1,958	453,409,744.10	41.16	617	81.34	7.132	91.86
2007-10	3	663,200.00	0.06	687	80.00	6.908	100.00
2008-06	7	1,495,907.75	0.14	629	78.14	6.816	100.00
2008-07	13	2,203,535.24	0.20	638	82.10	6.886	100.00
2008-08	319	59,124,917.84	5.37	633	82.16	6.957	96.35
2008-09	231	43,505,515.67	3.95	638	81.70	6.837	98.55
2008-10	1	243,000.00	0.02	765	90.00	6.975	100.00
2010-06	3	794,901.70	0.07	622	65.59	7.341	0.00
2010-07	3	694,591.06	0.06	676	82.46	7.609	50.68
2010-08	25	6,293,136.40	0.57	631	73.42	6.905	97.14
2010-09	21	3,926,782.22	0.36	615	76.67	6.788	92.77
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	1,538	$343,958,564.48	31.23%	627	81.70%	7.508%	84.12%
7 - 12	149	36,571,916.95	3.32	634	81.43	7.321	85.87
13 - 24	3,073	661,020,176.22	60.01	613	81.38	7.039	91.50
25 - 36	322	59,907,697.89	5.44	630	81.42	6.749	96.55
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	3,443	$656,272,599.52	59.58%	602	80.75%	7.432%	84.07%
2/28 ARM - 2 Yr IO	867	282,135,483.22	25.61	647	83.30	6.782	97.01
2/28 ARM - 5 Yr IO	149	44,767,984.92	4.06	648	81.60	6.703	98.44
3/27 ARM	342	44,366,916.17	4.03	619	81.24	7.222	95.19
3/27 ARM - 3 Yr IO	114	31,305,898.46	2.84	647	82.96	6.722	97.90
3/27 ARM - 5 Yr IO	115	30,900,061.87	2.81	647	81.90	6.634	100.00
5/25 ARM	51	11,357,411.38	1.03	626	74.35	6.914	85.90
5/25 ARM - 7 Yr IO	1	352,000.00	0.03	685	80.00	7.700	100.00
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	3,770	$848,200,876.89	77.01%	634	82.72%	7.029%	88.41%
A+	534	115,965,473.00	10.53	585	80.58	7.409	88.85
A-	333	63,593,661.03	5.77	562	77.20	7.784	94.46
B	245	42,901,067.59	3.89	551	76.03	7.930	95.41
C	200	30,797,277.03	2.80	551	67.38	8.162	95.83
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

DTI RATIO

DTI Ratio	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
0.01 - 5.00	3	$562,135.68	0.05%	634	81.04%	6.880%	83.21%
5.01 - 10.00	10	1,026,078.98	0.09	619	83.71	8.162	67.24
10.01 - 15.00	43	7,731,676.89	0.70	639	81.68	7.051	78.59
15.01 - 20.00	105	17,040,594.78	1.55	620	78.93	7.384	77.29
20.01 - 25.00	227	38,444,740.00	3.49	607	79.27	7.443	81.97
25.01 - 30.00	372	66,462,957.79	6.03	613	80.89	7.230	90.99
30.01 - 35.00	556	105,285,429.05	9.56	615	80.52	7.256	87.48
35.01 - 40.00	820	184,997,422.95	16.80	627	81.98	7.142	88.72
40.01 - 45.00	1,131	256,713,320.33	23.31	626	81.76	7.159	91.31
45.01 - 50.00	1,565	371,150,093.47	33.70	618	82.78	7.145	90.23
50.01 - 55.00	233	48,723,208.24	4.42	580	74.03	7.159	87.63
55.01 - 60.00	16	3,186,338.56	0.29	564	76.08	7.472	88.02
65.01 - 70.00	1	134,358.82	0.01	663	90.00	8.850	0.00
Total:	5,082	$1,101,458,355.54	100.00%	619	81.48%	7.179%	89.28%

ABSC SERIES NC 2005-HE8
FIXED RATE COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	39	$868,218.00	0.27%	629	99.94%	10.431%	97.30%
25,001 - 50,000	467	18,389,424.80	5.67	634	94.57	9.980	94.55
50,001 - 75,000	573	35,624,885.90	10.98	627	86.83	9.002	95.95
75,001 - 100,000	533	46,315,655.10	14.27	625	83.23	8.149	98.33
100,001 - 125,000	345	38,895,080.00	11.99	629	81.24	7.760	97.47
125,001 - 150,000	250	34,197,665.20	10.54	625	78.78	7.274	98.75
150,001 - 175,000	185	29,931,203.00	9.22	627	75.90	6.850	100.00
175,001 - 200,000	130	24,398,957.00	7.52	629	74.85	6.797	99.18
200,001 - 250,000	123	27,599,620.00	8.51	639	73.10	6.487	100.00
250,001 - 300,000	103	28,151,204.00	8.68	642	79.09	6.526	100.00
300,001 - 400,000	69	23,288,583.00	7.18	648	77.84	6.395	100.00
400,001 - 500,000	19	8,445,700.00	2.60	658	83.56	6.207	100.00
500,001 - 600,000	12	6,437,650.00	1.98	668	81.88	6.253	100.00
600,001 - 700,000	3	1,936,000.00	0.60	656	88.93	6.492	100.00
Total:	2,851	$324,479,846.00	100.00%	633	80.71%	7.486%	98.51%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	39	$867,685.96	0.27%	629	99.94%	10.431%	97.30%
25,001 - 50,000	468	18,403,267.11	5.68	634	94.58	9.979	94.56
50,001 - 75,000	576	35,837,924.29	11.06	626	86.57	8.988	95.98
75,001 - 100,000	530	46,075,454.64	14.21	625	83.39	8.151	98.32
100,001 - 125,000	344	38,762,542.53	11.96	629	81.24	7.762	97.46
125,001 - 150,000	251	34,319,568.68	10.59	625	78.85	7.274	98.76
150,001 - 175,000	184	29,754,943.37	9.18	627	75.80	6.848	100.00
175,001 - 200,000	130	24,380,333.97	7.52	629	74.85	6.797	99.18
200,001 - 250,000	123	27,574,003.58	8.51	639	73.10	6.487	100.00
250,001 - 300,000	103	28,130,765.93	8.68	642	79.09	6.526	100.00
300,001 - 400,000	69	23,269,000.03	7.18	648	77.84	6.395	100.00
400,001 - 500,000	19	8,434,917.20	2.60	658	83.56	6.207	100.00
500,001 - 600,000	12	6,433,768.32	1.98	668	81.88	6.253	100.00
600,001 - 700,000	3	1,932,441.15	0.60	656	88.93	6.492	100.00
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

FICO SCORES

Fico Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	5	$528,341.64	0.16%	500	76.23%	9.374%	100.00%
501 - 525	87	8,285,058.04	2.56	513	73.77	8.521	99.40
526 - 550	153	15,889,697.95	4.90	537	75.06	8.062	96.82
551 - 575	169	19,431,852.10	5.99	564	75.39	7.743	99.47
576 - 600	376	40,008,762.37	12.34	589	78.96	7.603	98.29
601 - 625	504	53,907,006.69	16.63	614	80.48	7.444	98.73
626 - 650	598	70,995,724.87	21.90	638	82.09	7.455	99.33
651 - 675	445	53,344,857.64	16.46	662	82.86	7.283	98.58
676 - 700	258	29,531,092.91	9.11	686	84.07	7.367	98.24
701 - 725	125	15,970,052.82	4.93	711	82.68	7.085	97.45
726 - 750	75	9,949,540.17	3.07	737	80.73	7.254	95.42
751 - 775	37	4,156,444.22	1.28	762	75.24	7.061	97.99
776 - 800	18	2,019,493.78	0.62	786	92.11	8.011	94.04
801 - 825	1	158,691.56	0.05	813	17.85	5.990	100.00
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120 or Less	10	$653,835.10	0.20%	641	64.35%	7.376%	100.00%
121 - 180	130	13,093,932.83	4.04	626	72.54	7.174	95.07
181 - 240	108	11,281,656.44	3.48	626	73.46	7.082	98.69
241 - 300	8	1,053,313.34	0.32	622	77.11	6.300	100.00
301 - 360	2,595	298,093,879.05	91.95	633	81.39	7.519	98.64
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	140	$13,747,767.93	4.24%	627	72.15%	7.184%	95.30%
181 - 348	116	12,334,969.78	3.81	626	73.77	7.015	98.80
349 - 360	2,595	298,093,879.05	91.95	633	81.39	7.519	98.64
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	2,342	$270,579,830.40	83.47%	632	80.12%	7.417%	98.77%
PUD - Detached	211	22,269,689.37	6.87	625	84.36	7.826	98.28
2 - 4 Unit	91	13,482,492.71	4.16	659	82.24	7.593	96.88
Condominium	141	12,119,118.68	3.74	645	83.96	8.073	95.72
PUD - Attached	66	5,725,485.60	1.77	631	83.73	7.935	96.38
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	2,778	$319,331,518.89	98.51%	633	80.65%	7.472%	100.00%
Investment Prop.	33	2,724,089.76	0.84	634	80.55	7.888	0.00
Second Home	40	2,121,008.11	0.65	652	89.06	9.108	0.00
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi - Cash Out	1,487	$205,935,963.34	63.53%	626	76.03%	6.964%	98.90%
Purchase	1,050	76,979,442.28	23.75	651	93.30	9.153	97.02
Refi - Rate/Term	314	41,261,211.14	12.73	631	80.58	6.980	99.32
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	136	$16,218,191.06	5.00%	639	39.89%	6.502%	98.34%
50.01 - 60.00	118	16,060,774.07	4.95	619	55.98	6.597	97.62
60.01 - 70.00	215	32,226,931.65	9.94	625	65.81	6.599	100.00
70.01 - 80.00	805	109,914,604.99	33.91	624	77.90	6.916	99.26
80.01 - 90.00	502	74,515,955.56	22.99	628	87.16	7.059	97.26
90.01 - 100.00	1,075	75,240,159.43	23.21	655	98.87	9.523	98.22
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	132	$15,606,226.89	4.81%	638	39.93%	6.509%	98.27%
50.01 - 60.00	121	16,622,774.07	5.13	621	55.37	6.583	97.70
60.01 - 70.00	213	31,777,604.55	9.80	625	65.75	6.606	100.00
70.01 - 80.00	588	81,554,001.58	25.16	616	77.19	6.966	99.23
80.01 - 90.00	480	71,971,373.66	22.20	628	87.15	7.040	97.16
90.01 - 100.00	1,317	106,644,636.01	32.90	652	93.42	8.730	98.57
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alabama	17	$1,570,494.96	0.48%	625	87.72%	7.863%	95.99%
Alaska	2	72,750.31	0.02	639	100.00	10.384	100.00
Arizona	90	8,652,850.65	2.67	637	79.74	7.220	97.33
Arkansas	21	1,786,583.81	0.55	633	83.85	7.346	100.00
California	573	86,494,285.33	26.68	648	79.02	7.430	99.52
Colorado	56	6,022,509.93	1.86	642	86.88	7.570	100.00
Connecticut	19	2,674,668.04	0.83	634	78.30	7.355	100.00
Delaware	3	303,391.97	0.09	651	76.22	6.905	100.00
Florida	336	36,956,982.85	11.40	622	78.10	7.271	97.28
Georgia	53	4,393,476.04	1.36	623	85.50	8.277	98.82
Hawaii	24	4,618,088.56	1.42	656	78.99	7.062	100.00
Idaho	12	837,423.63	0.26	638	87.40	7.655	95.50
Illinois	92	8,435,988.33	2.60	627	85.43	8.208	97.06
Indiana	38	3,393,465.60	1.05	614	84.00	7.629	98.30
Iowa	22	1,839,656.74	0.57	615	89.13	8.251	100.00
Kansas	10	759,643.41	0.23	610	92.21	8.444	100.00
Kentucky	20	1,340,762.92	0.41	603	88.25	8.126	100.00
Louisiana	6	452,388.64	0.14	631	84.84	7.801	88.55
Maine	13	1,217,926.59	0.38	645	74.91	7.481	100.00
Maryland	48	6,093,591.23	1.88	626	78.97	7.367	100.00
Massachusetts	62	6,327,770.06	1.95	643	85.75	8.053	100.00
Michigan	65	6,350,225.56	1.96	615	82.26	7.649	99.21
Minnesota	39	4,175,340.51	1.29	630	84.86	7.574	100.00
Mississippi	9	729,871.41	0.23	639	88.78	7.620	96.79
Missouri	23	2,150,520.96	0.66	633	86.43	7.759	100.00
Montana	9	996,065.16	0.31	621	78.08	7.282	100.00
Nebraska	8	660,791.34	0.20	620	82.65	7.563	100.00
Nevada	47	4,671,368.32	1.44	632	85.74	8.045	88.57
New Hampshire	8	1,015,465.75	0.31	605	80.99	7.807	100.00
New Jersey	73	9,440,973.66	2.91	641	78.09	7.348	100.00
New Mexico	21	2,172,601.66	0.67	618	86.09	7.559	93.18
New York	150	24,037,104.19	7.41	646	77.51	7.112	99.55
North Carolina	21	1,373,968.94	0.42	604	83.15	8.899	97.54
North Dakota	1	24,992.51	0.01	656	100.00	11.800	100.00
Ohio	65	6,508,659.64	2.01	623	84.85	7.387	98.30
Oklahoma	22	2,053,569.01	0.63	601	83.06	7.583	100.00
Oregon	50	4,316,794.95	1.33	643	85.80	7.494	99.27
Pennsylvania	87	9,895,642.64	3.05	624	82.38	7.370	98.50
Rhode Island	9	1,415,290.56	0.44	619	84.60	7.449	100.00
South Carolina	28	2,646,087.57	0.82	615	81.14	7.713	97.40

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
South Dakota	3	276,060.34	0.09	638	77.77	7.302	100.00
Tennessee	59	4,867,705.58	1.50	626	84.66	7.420	98.97
Texas	396	34,403,091.21	10.61	608	79.40	7.646	97.26
Utah	19	1,640,788.31	0.51	630	90.01	8.129	90.99
Vermont	1	158,791.46	0.05	640	85.00	5.990	100.00
Washington	71	8,913,150.51	2.75	637	83.90	7.306	99.01
Virginia	27	3,298,682.27	1.02	631	83.80	7.299	97.74
West Virginia	2	135,088.67	0.04	586	85.00	9.882	100.00
Wisconsin	15	1,104,852.58	0.34	642	82.92	8.049	88.39
Wyoming	3	257,340.28	0.08	659	82.71	7.082	100.00
Washington DC	3	241,031.61	0.07	646	48.24	7.463	100.00
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%
Number of States Represented: 50 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Doc	2,042	$240,622,532.52	74.23%	625	79.88%	7.206%	98.81%
Stated Doc	764	77,243,355.97	23.83	658	83.21	8.377	97.45
Limited Doc	45	6,310,728.27	1.95	640	81.47	7.247	100.00
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.001 - 5.500	1	$91,899.30	0.03%	637	80.00%	5.500%	100.00%
5.501 - 6.000	304	59,446,461.49	18.34	659	71.28	5.981	99.53
6.001 - 6.500	361	62,690,521.25	19.34	646	74.65	6.295	99.62
6.501 - 7.000	363	54,465,631.83	16.80	628	77.42	6.766	99.10
7.001 - 7.500	250	30,494,829.61	9.41	617	81.33	7.268	99.04
7.501 - 8.000	238	25,774,740.20	7.95	602	80.07	7.768	97.81
8.001 - 8.500	180	15,307,571.84	4.72	588	84.06	8.299	94.19
8.501 - 9.000	191	15,807,697.26	4.88	610	87.80	8.770	96.97
9.001 - 9.500	123	8,991,956.53	2.77	624	91.92	9.301	95.78
9.501 - 10.000	263	17,227,752.95	5.31	645	95.55	9.806	96.44
10.001 - 10.500	199	12,136,649.64	3.74	647	97.23	10.283	96.77
10.501 - 11.000	177	10,581,285.66	3.26	631	98.86	10.779	98.66
11.001 - 11.500	122	6,641,362.78	2.05	626	98.43	11.261	100.00
11.501 - 12.000	56	3,240,332.17	1.00	625	99.63	11.733	98.40
12.001 - 12.500	16	894,129.00	0.28	619	100.00	12.236	95.97
12.501 - 13.000	6	360,415.76	0.11	608	99.89	12.643	100.00
13.001 - 13.500	1	23,379.49	0.01	592	100.00	13.050	100.00
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	884	$76,852,644.57	23.71%	625	83.12%	8.191%	98.31%
7 - 12	167	26,449,991.52	8.16	643	78.53	7.177	98.98
13 - 24	408	27,086,289.29	8.36	652	97.61	9.764	97.93
25 - 36	1,392	193,787,691.38	59.78	632	77.68	6.930	98.60
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed - 10 Year	10	$653,835.10	0.20%	641	64.35%	7.376%	100.00%
Fixed - 15 Year	130	13,093,932.83	4.04	626	72.54	7.174	95.07
Fixed - 20 Year	108	11,281,656.44	3.48	626	73.46	7.082	98.69
Fixed - 25 Year	8	1,053,313.34	0.32	622	77.11	6.300	100.00
Fixed - 30 Year	2,595	298,093,879.05	91.95	633	81.39	7.519	98.64
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	2,349	$263,407,474.41	81.25%	642	81.95%	7.473%	98.45%
A+	236	30,185,861.32	9.31	603	78.73	7.302	98.55
A-	141	16,419,486.04	5.06	591	73.69	7.428	99.38
B	79	8,730,420.37	2.69	571	72.78	8.018	97.58
C	46	5,433,374.62	1.68	566	65.28	8.450	100.00
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	1,880	$266,164,184.39	82.10%	628	76.60%	6.891%	98.68%
Second Lien	971	58,012,432.37	17.90	655	99.55	10.215	97.69
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

DTI RATIO

DTI Ratio	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
0.01 - 5.00	2	$134,896.63	0.04%	681	71.73%	7.685%	40.75%
5.01 - 10.00	5	284,202.79	0.09	592	85.28	9.558	60.60
10.01 - 15.00	22	1,985,680.28	0.61	609	68.06	7.397	100.00
15.01 - 20.00	84	8,536,755.34	2.63	624	78.18	7.403	98.23
20.01 - 25.00	150	14,973,830.72	4.62	629	76.23	7.292	98.42
25.01 - 30.00	234	29,558,139.60	9.12	634	80.16	7.021	99.12
30.01 - 35.00	330	37,548,623.00	11.58	628	78.02	7.347	98.85
35.01 - 40.00	467	53,654,655.09	16.55	631	80.43	7.482	98.89
40.01 - 45.00	593	64,436,572.54	19.88	636	82.23	7.645	98.09
45.01 - 50.00	810	88,716,798.31	27.37	634	84.93	7.834	98.03
50.01 - 55.00	153	24,231,619.97	7.47	636	71.25	6.716	100.00
55.01 - 60.00	1	114,842.49	0.04	682	95.00	6.325	100.00
Total:	2,851	$324,176,616.76	100.00%	633	80.71%	7.486%	98.51%

ABSC SERIES NC 2005-HE8
INTEREST ONLY RATE COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50,001 - 75,000	5	$347,350.00	0.09%	625	81.77%	7.248%	100.00%
75,001 - 100,000	34	3,076,033.50	0.79	620	80.81	7.019	100.00
100,001 - 125,000	57	6,413,096.00	1.65	630	79.49	7.009	100.00
125,001 - 150,000	65	8,951,358.00	2.30	632	80.57	6.846	98.35
150,001 - 175,000	87	14,117,949.00	3.62	637	82.69	7.083	93.30
175,001 - 200,000	95	17,914,267.00	4.60	630	80.94	6.939	95.90
200,001 - 250,000	132	29,854,371.00	7.67	641	82.04	6.849	93.95
250,001 - 300,000	186	50,989,751.00	13.09	640	82.51	6.696	99.46
300,001 - 400,000	233	80,688,116.60	20.72	647	83.17	6.661	96.68
400,001 - 500,000	205	91,940,959.00	23.61	652	83.95	6.716	98.44
500,001 - 600,000	103	56,138,986.00	14.41	656	83.91	6.793	99.02
600,001 - 700,000	37	23,447,947.00	6.02	663	83.09	6.705	94.82
700,001 or Greater	7	5,586,900.00	1.43	661	78.92	6.736	100.00
Total:	1,246	$389,467,084.10	100.00%	647	82.96%	6.757%	97.49%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50,001 - 75,000	5	$347,350.00	0.09%	625	81.77%	7.248%	100.00%
75,001 - 100,000	34	3,076,032.76	0.79	620	80.81	7.019	100.00
100,001 - 125,000	57	6,412,981.88	1.65	630	79.49	7.009	100.00
125,001 - 150,000	65	8,951,129.15	2.30	632	80.57	6.846	98.35
150,001 - 175,000	87	14,117,186.55	3.62	637	82.69	7.083	93.30
175,001 - 200,000	95	17,913,492.17	4.60	630	80.94	6.939	95.90
200,001 - 250,000	132	29,853,813.03	7.67	641	82.04	6.849	93.95
250,001 - 300,000	186	50,989,368.10	13.09	640	82.51	6.696	99.46
300,001 - 400,000	233	80,686,509.96	20.72	647	83.17	6.661	96.68
400,001 - 500,000	205	91,940,268.07	23.61	652	83.95	6.716	98.44
500,001 - 600,000	103	56,138,917.94	14.41	656	83.91	6.793	99.02
600,001 - 700,000	37	23,447,528.87	6.02	663	83.09	6.705	94.82
700,001 or Greater	7	5,586,849.99	1.43	661	78.92	6.736	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

FICO SCORES

Fico Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
501 - 525	1	$555,999.99	0.14%	520	80.00%	7.675%	100.00%
551 - 575	64	18,612,135.40	4.78	567	81.88	7.015	100.00
576 - 600	220	55,047,999.63	14.13	589	82.40	6.796	97.70
601 - 625	231	71,082,747.44	18.25	614	83.37	6.870	99.31
626 - 650	236	74,865,558.60	19.22	637	84.12	6.762	99.25
651 - 675	191	64,614,292.09	16.59	663	82.58	6.716	96.61
676 - 700	135	46,747,517.08	12.00	687	82.46	6.567	95.15
701 - 725	80	27,156,364.72	6.97	712	82.23	6.630	93.89
726 - 750	42	14,913,095.61	3.83	740	81.79	6.765	94.77
751 - 775	37	12,090,017.93	3.10	762	84.69	6.695	95.26
776 - 800	7	2,701,299.99	0.69	788	82.04	6.956	100.00
801 - 825	2	1,074,399.99	0.28	809	86.37	6.132	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
301 - 360	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
349 - 360	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	908	$286,823,512.68	73.65%	645	82.86%	6.732%	98.79%
PUD - Detached	130	36,452,717.76	9.36	649	83.07	6.878	89.72
Condominium	113	34,477,870.79	8.85	653	84.38	6.868	93.97
2 - 4 Family	57	22,493,334.72	5.78	674	82.19	6.689	97.84
PUD - Attached	38	9,213,992.52	2.37	639	82.26	6.823	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	1,212	$379,681,096.00	97.49%	647	82.94%	6.740%	100.00%
Second Home	33	9,294,333.34	2.39	675	83.57	7.416	0.00
Investment Prop.	1	485,999.13	0.12	716	90.00	7.225	0.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	614	$190,297,675.24	48.86%	664	82.21%	6.748%	95.42%
Refi - Cash Out	503	164,791,951.34	42.31	631	83.96	6.789	99.36
Refi - Rate/Term	129	34,371,801.89	8.83	633	82.29	6.655	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	8	$1,530,999.99	0.39%	640	41.40%	6.257%	100.00%
50.01 - 60.00	18	5,593,749.68	1.44	617	56.78	6.630	100.00
60.01 - 70.00	42	13,076,661.30	3.36	635	67.66	6.302	95.79
70.01 - 80.00	698	206,712,365.03	53.08	655	79.51	6.609	97.50
80.01 - 90.00	325	113,336,163.08	29.10	637	87.81	6.934	97.37
90.01 - 100.00	155	49,211,489.39	12.64	646	94.61	7.120	97.78
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	8	$1,530,999.99	0.39%	640	41.40%	6.257%	100.00%
50.01 - 60.00	18	5,593,749.68	1.44	617	56.78	6.630	100.00
60.01 - 70.00	40	12,680,699.97	3.26	635	67.66	6.303	95.66
70.01 - 80.00	128	41,275,538.03	10.60	623	77.78	6.589	99.47
80.01 - 90.00	309	109,441,188.72	28.10	637	87.70	6.927	97.64
90.01 - 100.00	743	218,939,252.08	56.22	659	83.42	6.737	97.07
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alabama	1	$183,999.99	0.05%	598	80.00%	6.925%	100.00%
Alaska	2	825,700.00	0.21	667	76.41	7.047	100.00
Arizona	69	13,559,644.27	3.48	640	82.71	7.173	91.03
Arkansas	4	675,220.00	0.17	686	84.87	6.398	100.00
California	657	248,302,727.38	63.76	649	82.74	6.651	99.07
Colorado	28	5,564,772.75	1.43	619	84.43	6.837	100.00
Connecticut	4	837,250.00	0.21	611	87.27	6.811	100.00
Delaware	4	651,820.00	0.17	659	81.13	6.484	100.00
Florida	86	18,289,454.09	4.70	641	83.65	7.170	90.17
Georgia	22	3,380,677.12	0.87	630	82.17	7.139	95.48
Hawaii	18	6,572,316.93	1.69	671	82.44	6.524	78.38
Idaho	4	937,929.00	0.24	645	85.03	6.945	83.92
Illinois	18	4,155,299.99	1.07	657	86.54	7.304	100.00
Indiana	6	1,001,546.00	0.26	626	84.36	6.936	100.00
Iowa	2	334,049.99	0.09	616	86.95	7.314	100.00
Kansas	2	193,000.00	0.05	645	86.20	6.584	100.00
Kentucky	1	180,000.00	0.05	654	80.00	8.275	100.00
Maryland	14	4,040,528.55	1.04	640	81.05	6.382	100.00
Massachusetts	30	9,444,397.77	2.42	661	85.13	6.747	100.00
Michigan	10	1,688,599.00	0.43	617	85.17	6.905	100.00
Minnesota	18	3,433,256.88	0.88	645	82.56	7.116	100.00
Mississippi	4	474,017.50	0.12	616	82.79	7.139	100.00
Missouri	5	522,070.00	0.13	619	81.78	7.216	100.00
Montana	1	191,840.00	0.05	639	80.00	7.750	100.00
Nebraska	2	157,000.00	0.04	620	79.70	8.062	100.00
Nevada	35	9,373,376.36	2.41	646	82.57	7.273	85.81
New Hampshire	2	448,500.00	0.12	615	86.04	6.507	100.00
New Jersey	38	12,810,093.36	3.29	642	83.43	6.910	97.26
New Mexico	2	315,995.00	0.08	645	80.00	5.597	100.00
New York	39	14,576,609.43	3.74	664	82.91	6.653	100.00
North Carolina	4	645,312.00	0.17	620	81.39	7.018	100.00
Ohio	7	1,331,499.89	0.34	618	91.09	7.659	100.00
Oklahoma	2	446,750.00	0.11	685	86.81	6.515	100.00
Oregon	12	2,435,304.00	0.63	641	83.53	6.455	90.58
Pennsylvania	4	1,121,600.00	0.29	612	79.69	6.251	100.00
Rhode Island	1	230,400.00	0.06	579	80.00	6.950	100.00
South Carolina	4	1,087,510.00	0.28	642	79.75	7.360	44.09
Tennessee	8	1,134,950.00	0.29	634	81.12	7.239	100.00
Texas	12	2,409,615.07	0.62	654	80.75	7.399	100.00
Utah	7	909,444.37	0.23	651	82.94	6.603	100.00

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Washington	39	8,595,407.90	2.21	635	83.34	6.543	97.44
Virginia	14	5,385,146.26	1.38	643	85.25	7.391	100.00
Wisconsin	3	442,799.99	0.11	654	80.00	7.204	100.00
Washington DC	1	163,997.63	0.04	580	80.00	7.500	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%
Number of States Represented: 43 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Doc	540	$191,106,644.99	49.07%	666	82.33%	7.075%	96.16%
Full Doc	681	190,016,500.52	48.79	629	83.69	6.450	98.72
Limited Doc	25	8,338,282.96	2.14	639	80.76	6.454	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	1	$236,000.00	0.06%	657	80.00%	5.000%	100.00%
5.001 - 5.500	51	16,002,557.55	4.11	674	79.14	5.368	99.05
5.501 - 6.000	178	60,356,891.33	15.50	653	80.76	5.861	98.61
6.001 - 6.500	262	85,033,379.37	21.83	648	81.65	6.318	99.51
6.501 - 7.000	328	103,648,836.19	26.61	646	83.55	6.794	98.48
7.001 - 7.500	195	57,857,710.03	14.86	645	83.55	7.282	97.17
7.501 - 8.000	150	45,838,928.53	11.77	641	85.20	7.752	92.80
8.001 - 8.500	58	14,773,932.79	3.79	632	86.78	8.266	90.48
8.501 - 9.000	16	4,747,115.19	1.22	647	92.00	8.751	94.23
9.001 - 9.500	5	610,997.50	0.16	588	92.74	9.169	100.00
9.501 - 10.000	2	355,079.99	0.09	624	91.33	9.788	48.79
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
11.501 - 12.000	1	$236,000.00	0.06%	657	80.00%	5.000%	100.00%
12.001 - 12.500	51	16,002,557.55	4.11	674	79.14	5.368	99.05
12.501 - 13.000	178	60,356,891.33	15.50	653	80.76	5.861	98.61
13.001 - 13.500	262	85,033,379.37	21.83	648	81.65	6.318	99.51
13.501 - 14.000	328	103,648,836.19	26.61	646	83.55	6.794	98.48
14.001 - 14.500	195	57,857,710.03	14.86	645	83.55	7.282	97.17
14.501 - 15.000	150	45,838,928.53	11.77	641	85.20	7.752	92.80
15.001 - 15.500	58	14,773,932.79	3.79	632	86.78	8.266	90.48
15.501 - 16.000	16	4,747,115.19	1.22	647	92.00	8.751	94.23
16.001 - 16.500	5	610,997.50	0.16	588	92.74	9.169	100.00
16.501 - 17.000	2	355,079.99	0.09	624	91.33	9.788	48.79
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2.001 - 2.500	1	$104,000.00	0.03%	646	80.00%	7.375%	100.00%
2.501 - 3.000	1	239,200.00	0.06	752	80.00	6.125	100.00
3.001 - 3.500	1	403,599.99	0.10	705	80.00	5.750	100.00
3.501 - 4.000	7	1,629,699.99	0.42	656	84.23	6.669	100.00
4.501 - 5.000	9	2,769,927.92	0.71	656	75.93	6.359	100.00
5.001 - 5.500	12	4,656,160.94	1.20	636	86.78	6.774	96.63
5.501 - 6.000	1,102	341,877,652.07	87.78	647	82.93	6.729	97.40
6.001 - 6.500	103	34,449,017.56	8.85	648	83.52	7.076	97.83
6.501 - 7.000	7	2,543,370.00	0.65	622	81.18	6.822	100.00
7.001 - 7.500	1	384,800.00	0.10	642	80.00	6.990	100.00
7.501 - 8.000	2	404,000.00	0.10	593	78.49	6.481	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2007-06	7	$2,399,310.92	0.62%	642	88.75%	7.134%	100.00%
2007-07	47	12,997,312.73	3.34	642	81.80	6.764	92.64
2007-08	492	152,909,093.91	39.26	647	82.84	6.784	98.29
2007-09	468	158,049,750.58	40.58	648	83.32	6.753	96.49
2007-10	2	548,000.00	0.14	698	80.00	6.926	100.00
2008-06	4	1,144,799.68	0.29	622	80.00	6.607	100.00
2008-07	4	994,208.52	0.26	652	83.10	6.914	100.00
2008-08	111	31,057,706.09	7.97	645	82.22	6.703	99.45
2008-09	109	28,766,246.04	7.39	649	82.67	6.644	98.31
2008-10	1	243,000.00	0.06	765	90.00	6.975	100.00
2010-07	1	352,000.00	0.09	685	80.00	7.700	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	268	$89,051,235.39	22.87%	661	82.89%	7.198%	97.79%
7 - 12	45	14,255,231.03	3.66	649	81.16	7.174	94.87
13 - 24	805	252,222,593.23	64.76	643	83.16	6.620	97.45
25 - 36	128	33,932,368.82	8.71	642	82.46	6.447	98.06
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM - 2 Yr IO	867	$282,135,483.22	72.44%	647	83.30%	6.782%	97.01%
2/28 ARM - 5 Yr IO	149	44,767,984.92	11.49	648	81.60	6.703	98.44
3/27 ARM - 3 Yr IO	114	31,305,898.46	8.04	647	82.96	6.722	97.90
3/27 ARM - 5 Yr IO	115	30,900,061.87	7.93	647	81.90	6.634	100.00
5/25 ARM - 7 Yr IO	1	352,000.00	0.09	685	80.00	7.700	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	1,155	$360,246,822.98	92.50%	650	82.97%	6.751%	97.38%
A+	75	23,732,229.72	6.09	618	82.63	6.819	98.60
A-	14	4,610,628.00	1.18	620	84.63	6.988	100.00
B	2	871,747.77	0.22	606	79.46	6.198	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

DTI RATIO

DTI Ratio	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
10.01 - 15.00	7	$2,502,399.97	0.64%	651	87.27%	6.160%	100.00%
15.01 - 20.00	16	4,486,242.92	1.15	630	80.32	6.746	96.64
20.01 - 25.00	29	7,840,430.44	2.01	617	83.79	6.928	100.00
25.01 - 30.00	65	19,203,098.29	4.93	642	81.23	6.716	97.47
30.01 - 35.00	103	30,206,341.84	7.76	649	81.38	6.727	100.00
35.01 - 40.00	230	71,437,719.87	18.34	652	82.64	6.690	97.99
40.01 - 45.00	344	106,289,692.94	27.29	654	82.48	6.832	97.18
45.01 - 50.00	429	140,770,301.51	36.14	643	84.07	6.767	97.14
50.01 - 55.00	21	6,313,400.69	1.62	637	81.95	6.325	89.16
55.01 - 60.00	2	411,800.00	0.11	623	85.03	6.948	100.00
Total:	1,246	$389,461,428.47	100.00%	647	82.96%	6.757%	97.49%

ABSC SERIES NC 2005-HE8
SECOND LIEN COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	39	$868,218.00	1.50%	629	99.94%	10.431%	97.30%
25,001 - 50,000	418	15,941,274.80	27.46	642	99.65	10.289	94.34
50,001 - 75,000	266	16,476,911.90	28.38	656	99.38	10.279	97.49
75,001 - 100,000	147	12,570,409.60	21.65	663	99.54	10.094	100.00
100,001 - 125,000	74	8,286,964.00	14.27	666	99.52	10.216	100.00
125,001 - 150,000	19	2,543,450.00	4.38	655	99.74	10.217	100.00
150,001 - 175,000	5	800,400.00	1.38	681	100.00	9.667	100.00
175,001 - 200,000	3	568,852.00	0.98	673	100.00	9.361	100.00
Total:	971	$58,056,480.30	100.00%	655	99.55%	10.215%	97.69%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	39	$867,685.96	1.50%	629	99.94%	10.431%	97.30%
25,001 - 50,000	419	15,972,192.12	27.53	642	99.65	10.287	94.36
50,001 - 75,000	265	16,414,975.69	28.30	656	99.38	10.281	97.48
75,001 - 100,000	147	12,564,353.97	21.66	663	99.54	10.094	100.00
100,001 - 125,000	74	8,282,738.49	14.28	666	99.52	10.216	100.00
125,001 - 150,000	19	2,542,067.28	4.38	655	99.74	10.217	100.00
150,001 - 175,000	5	799,727.01	1.38	681	100.00	9.667	100.00
175,001 - 200,000	3	568,691.85	0.98	673	100.00	9.361	100.00
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

FICO SCORES

Fico Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
501 - 525	1	$31,177.60	0.05%	525	100.00%	10.990%	100.00%
551 - 575	5	177,012.13	0.31	570	100.00	10.302	100.00
576 - 600	114	5,288,564.94	9.12	590	99.14	11.064	97.77
601 - 625	160	8,717,335.76	15.03	616	99.70	10.580	98.84
626 - 650	252	15,202,914.42	26.21	637	99.43	10.548	98.85
651 - 675	194	11,867,262.62	20.46	662	99.34	9.967	98.59
676 - 700	130	8,794,103.33	15.16	687	99.77	9.584	95.71
701 - 725	57	3,828,644.77	6.60	712	100.00	9.523	95.55
726 - 750	32	2,277,332.36	3.93	737	99.78	9.877	95.04
751 - 775	15	1,037,995.66	1.79	760	100.00	9.397	91.96
776 - 800	11	790,088.78	1.36	784	99.98	10.168	95.90
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	8	$450,118.42	0.78%	626	95.80%	10.683%	100.00%
181 - 240	10	385,685.86	0.66	619	98.89	11.068	100.00
301 - 360	953	57,176,628.09	98.56	656	99.58	10.205	97.66
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	8	$450,118.42	0.78%	626	95.80%	10.683%	100.00%
181 - 348	10	385,685.86	0.66	619	98.89	11.068	100.00
349 - 360	953	57,176,628.09	98.56	656	99.58	10.205	97.66
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	691	$41,394,746.73	71.35%	654	99.42%	10.242%	98.35%
PUD - Detached	104	6,121,778.54	10.55	648	99.92	10.163	95.42
Condominium	89	5,034,551.45	8.68	659	99.91	9.973	94.25
2 - 4 Unit	47	3,604,673.65	6.21	677	99.68	10.290	100.00
PUD - Attached	40	1,856,682.00	3.20	647	99.87	10.288	95.38
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	940	$56,674,277.96	97.69%	655	99.54%	10.220%	100.00%
Second Home	31	1,338,154.41	2.31	677	99.97	10.009	0.00
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	812	$49,820,838.80	85.88%	658	99.92%	10.186%	97.31%
Refi - Cash Out	138	7,164,613.76	12.35	638	96.94	10.357	100.00
Refi - Rate/Term	21	1,026,979.81	1.77	633	99.47	10.598	100.00
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	1	$49,903.16	0.09%	630	41.13%	10.200%	100.00%
60.01 - 70.00	1	52,389.56	0.09	584	63.89	11.475	100.00
70.01 - 80.00	6	421,475.00	0.73	644	74.82	10.433	100.00
80.01 - 90.00	6	366,363.30	0.63	646	88.12	10.661	100.00
90.01 - 100.00	957	57,122,301.35	98.47	655	99.89	10.209	97.66
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	1	$49,903.16	0.09%	630	41.13%	10.200%	100.00%
60.01 - 70.00	1	52,389.56	0.09	584	63.89	11.475	100.00
70.01 - 80.00	6	421,475.00	0.73	644	74.82	10.433	100.00
80.01 - 90.00	6	366,363.30	0.63	646	88.12	10.661	100.00
90.01 - 100.00	957	57,122,301.35	98.47	655	99.89	10.209	97.66
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alabama	2	$71,823.90	0.12%	701	100.00%	10.751%	100.00%
Alaska	2	72,750.31	0.13	639	100.00	10.384	100.00
Arizona	41	1,910,742.42	3.29	655	99.25	9.873	87.93
Arkansas	3	81,780.92	0.14	630	100.00	8.500	100.00
California	311	25,566,542.03	44.07	661	99.38	10.115	99.18
Colorado	28	1,260,893.16	2.17	640	99.99	10.632	100.00
Connecticut	5	234,458.08	0.40	628	100.00	10.819	100.00
Delaware	1	26,965.23	0.05	657	95.00	10.900	100.00
Florida	86	3,810,396.50	6.57	651	99.91	10.147	92.97
Georgia	23	873,067.33	1.50	634	100.00	10.993	94.07
Hawaii	9	979,526.89	1.69	668	100.00	10.113	100.00
Idaho	7	240,183.59	0.41	630	100.00	10.292	84.30
Illinois	47	2,342,496.30	4.04	652	100.00	10.388	100.00
Indiana	8	257,465.16	0.44	609	100.00	10.869	100.00
Iowa	6	199,568.08	0.34	600	99.73	11.580	100.00
Kansas	3	93,282.73	0.16	619	100.00	11.274	100.00
Kentucky	7	217,981.86	0.38	623	100.00	10.812	100.00
Louisiana	2	65,616.26	0.11	616	100.00	10.935	100.00
Maine	5	195,962.19	0.34	660	100.00	10.565	100.00
Maryland	14	829,292.70	1.43	630	99.19	10.314	100.00
Massachusetts	41	2,351,975.91	4.05	661	99.34	10.191	100.00
Michigan	11	489,250.34	0.84	630	100.00	10.857	100.00
Minnesota	20	904,329.17	1.56	644	100.00	9.557	100.00
Mississippi	2	60,087.46	0.10	590	100.00	11.103	61.06
Missouri	6	259,117.65	0.45	643	100.00	10.267	100.00
Montana	3	106,914.75	0.18	611	98.45	11.036	100.00
Nebraska	2	60,351.80	0.10	636	100.00	10.407	100.00
Nevada	32	1,735,338.58	2.99	660	99.88	10.255	85.33
New Hampshire	3	150,229.85	0.26	610	100.00	10.656	100.00
New Jersey	26	1,720,726.57	2.97	658	100.00	10.405	100.00
New Mexico	2	59,745.79	0.10	612	100.00	12.807	100.00
New York	49	3,740,953.41	6.45	677	98.67	10.400	100.00
North Carolina	11	385,254.67	0.66	623	100.00	10.792	91.24
North Dakota	1	24,992.51	0.04	656	100.00	11.800	100.00
Oregon	26	1,104,568.41	1.90	643	99.99	10.010	97.16
Pennsylvania	16	648,121.61	1.12	629	99.36	10.885	92.60
Rhode Island	4	261,855.69	0.45	644	100.00	10.465	100.00
South Carolina	2	56,868.34	0.10	608	100.00	11.300	100.00
South Dakota	1	35,000.00	0.06	656	100.00	10.800	100.00
Tennessee	18	646,890.21	1.12	633	100.00	8.295	100.00

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Texas	27	1,110,515.36	1.91	643	100.00	9.619	96.13
Utah	10	432,857.33	0.75	628	100.00	10.942	91.69
Washington	29	1,383,915.27	2.39	636	99.64	10.559	100.00
Virginia	9	521,918.78	0.90	664	100.00	10.651	100.00
Wisconsin	8	353,271.39	0.61	649	100.00	10.537	80.21
Wyoming	1	27,785.88	0.05	675	100.00	9.350	100.00
Washington DC	1	48,800.00	0.08	665	100.00	10.650	100.00
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%
Number of States Represented: 46 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Doc	426	$28,600,704.21	49.30%	670	99.86%	10.476%	97.36%
Full Doc	528	28,173,040.06	48.56	639	99.25	9.983	97.93
Limited Doc	17	1,238,688.10	2.14	670	99.07	9.458	100.00
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
7.001 - 7.500	1	$119,704.67	0.21%	725	100.00%	7.150%	100.00%
7.501 - 8.000	3	111,704.84	0.19	625	100.00	7.852	100.00
8.001 - 8.500	35	1,975,998.97	3.41	671	99.99	8.361	98.18
8.501 - 9.000	75	4,991,023.61	8.60	697	99.89	8.818	98.01
9.001 - 9.500	73	4,677,294.43	8.06	675	100.00	9.302	95.61
9.501 - 10.000	225	13,877,181.28	23.92	667	99.58	9.823	97.29
10.001 - 10.500	189	11,069,458.33	19.08	657	99.14	10.284	96.46
10.501 - 11.000	172	10,238,847.04	17.65	634	99.60	10.778	98.62
11.001 - 11.500	119	6,432,962.78	11.09	628	99.23	11.266	100.00
11.501 - 12.000	56	3,240,332.17	5.59	625	99.63	11.733	98.40
12.001 - 12.500	16	894,129.00	1.54	619	100.00	12.236	95.97
12.501 - 13.000	6	360,415.76	0.62	608	99.89	12.643	100.00
13.001 - 13.500	1	23,379.49	0.04	592	100.00	13.050	100.00
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	361	$19,099,712.89	32.92%	653	99.79%	10.554%	97.69%
7 - 12	57	4,298,482.22	7.41	672	98.69	10.387	97.80
13 - 24	390	24,402,267.12	42.06	656	99.90	10.059	97.70
25 - 36	163	10,211,970.14	17.60	650	98.61	9.880	97.65
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed - 15 Year	8	$450,118.42	0.78%	626	95.80%	10.683%	100.00%
Fixed - 20 Year	10	385,685.86	0.66	619	98.89	11.068	100.00
Fixed - 30 Year	953	57,176,628.09	98.56	656	99.58	10.205	97.66
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	933	$55,795,225.69	96.18%	656	99.60%	10.215%	97.67%
A+	38	2,217,206.68	3.82	630	98.27	10.208	98.30
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Second Lien	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

DTI RATIO

DTI Ratio	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
0.01 - 5.00	1	$54,976.43	0.09%	631	100.00%	10.150%	100.00%
5.01 - 10.00	2	118,972.20	0.21	622	100.00	10.387	56.29
10.01 - 15.00	2	98,565.69	0.17	611	100.00	11.117	100.00
15.01 - 20.00	12	694,068.29	1.20	665	100.00	9.910	94.57
20.01 - 25.00	29	1,486,896.38	2.56	649	99.12	9.827	100.00
25.01 - 30.00	42	2,279,923.29	3.93	659	99.94	9.737	100.00
30.01 - 35.00	82	4,364,506.67	7.52	660	99.32	10.108	97.80
35.01 - 40.00	160	9,446,590.50	16.28	656	99.68	10.162	97.20
40.01 - 45.00	241	14,472,539.80	24.95	654	99.60	10.266	98.94
45.01 - 50.00	384	24,055,334.28	41.47	655	99.47	10.285	96.95
50.01 - 55.00	16	940,058.84	1.62	635	99.75	10.550	100.00
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

ABSC SERIES NC 2005-HE8
SILENT SECOND COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	3	$150,000.00	0.04%	555	71.58%	8.025%	100.00%
50,001 - 75,000	96	6,177,171.00	1.75	600	80.44	7.795	93.59
75,001 - 100,000	242	21,717,930.00	6.16	620	80.71	7.130	95.87
100,001 - 125,000	213	23,903,145.00	6.78	628	80.37	6.888	99.11
125,001 - 150,000	203	27,692,267.20	7.86	639	79.54	6.801	96.61
150,001 - 175,000	149	24,067,734.00	6.83	634	80.35	6.806	94.72
175,001 - 200,000	125	23,462,204.00	6.66	646	80.20	6.785	95.27
200,001 - 250,000	159	36,052,238.00	10.23	651	80.00	6.795	93.18
250,001 - 300,000	148	40,313,817.00	11.44	651	80.38	6.585	99.29
300,001 - 400,000	185	63,601,455.60	18.04	660	80.06	6.573	97.22
400,001 - 500,000	112	50,420,884.00	14.30	664	80.27	6.590	100.00
500,001 - 600,000	49	26,625,696.00	7.55	679	79.92	6.560	97.90
600,001 - 700,000	12	7,525,472.00	2.13	702	80.00	6.610	83.87
700,001 or Greater	1	796,000.00	0.23	692	80.00	6.500	100.00
Total:	1,697	$352,506,013.80	100.00%	651	80.16%	6.725%	96.85%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	3	$149,898.25	0.04%	555	71.58%	8.025%	100.00%
50,001 - 75,000	96	6,174,471.29	1.75	600	80.44	7.795	93.59
75,001 - 100,000	243	21,807,402.35	6.19	620	80.71	7.128	95.89
100,001 - 125,000	212	23,790,449.39	6.75	628	80.37	6.889	99.10
125,001 - 150,000	203	27,676,319.03	7.85	639	79.54	6.801	96.61
150,001 - 175,000	149	24,056,718.39	6.83	634	80.35	6.806	94.72
175,001 - 200,000	125	23,452,626.79	6.66	646	80.20	6.785	95.27
200,001 - 250,000	160	36,290,736.51	10.30	651	80.00	6.788	93.22
250,001 - 300,000	147	40,055,931.33	11.37	650	80.38	6.591	99.28
300,001 - 400,000	185	63,589,416.94	18.04	660	80.06	6.573	97.22
400,001 - 500,000	112	50,413,656.88	14.31	664	80.27	6.590	100.00
500,001 - 600,000	49	26,623,057.93	7.55	679	79.92	6.560	97.90
600,001 - 700,000	12	7,524,935.00	2.14	702	80.00	6.610	83.87
700,001 or Greater	1	796,000.00	0.23	692	80.00	6.500	100.00
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

FICO SCORES

Fico Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
501 - 525	22	$2,575,558.32	0.73%	514	80.97%	8.128%	100.00%
526 - 550	45	4,810,714.63	1.37	538	83.17	8.216	100.00
551 - 575	52	7,031,988.43	2.00	564	82.09	7.861	100.00
576 - 600	279	46,602,669.55	13.22	589	80.34	6.664	99.00
601 - 625	304	53,505,789.73	15.18	615	80.16	6.692	98.92
626 - 650	329	68,942,537.17	19.56	637	80.06	6.784	96.91
651 - 675	274	64,356,965.41	18.26	663	80.11	6.649	96.45
676 - 700	177	46,384,793.41	13.16	687	80.26	6.517	94.81
701 - 725	103	27,429,208.36	7.78	713	79.52	6.640	94.43
726 - 750	62	17,246,676.08	4.89	740	79.36	6.717	95.48
751 - 775	35	9,155,739.91	2.60	763	80.13	6.628	94.15
776 - 800	13	3,630,979.09	1.03	786	80.00	6.815	92.08
801 - 825	2	727,999.99	0.21	812	80.00	5.715	84.95
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	2	$285,480.14	0.08%	608	76.06%	6.514%	100.00%
181 - 240	5	593,716.76	0.17	633	82.14	7.209	100.00
301 - 360	1,690	351,522,423.18	99.75	651	80.16	6.724	96.84
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	2	$285,480.14	0.08%	608	76.06%	6.514%	100.00%
181 - 348	5	593,716.76	0.17	633	82.14	7.209	100.00
349 - 360	1,690	351,522,423.18	99.75	651	80.16	6.724	96.84
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	1,264	$255,480,711.64	72.50%	649	80.20%	6.713%	98.21%
PUD - Detached	176	36,056,637.35	10.23	648	79.94	6.781	89.62
Condominium	124	28,542,407.65	8.10	660	80.16	6.699	94.05
2 - 4 Unit	89	24,352,254.16	6.91	662	80.11	6.818	95.89
PUD - Attached	44	7,969,609.28	2.26	647	79.92	6.655	98.86
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	1,638	$341,292,326.87	96.85%	650	80.15%	6.707%	100.00%
Second Home	52	10,302,880.54	2.92	682	80.08	7.230	0.00
Investment Prop.	7	806,412.67	0.23	641	85.99	7.974	0.00
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	1,348	$285,138,152.72	80.91%	655	80.37%	6.768%	96.28%
Refi - Rate/Term	266	50,375,606.13	14.29	636	80.06	6.525	99.65
Refi - Cash Out	83	16,887,861.23	4.79	635	77.01	6.598	98.03
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	5	$746,300.04	0.21%	686	38.30%	6.276%	100.00%
50.01 - 60.00	1	91,825.01	0.03	600	52.57	6.275	100.00
60.01 - 70.00	10	1,950,498.14	0.55	617	67.85	6.459	96.13
70.01 - 80.00	1,540	328,030,115.58	93.08	654	79.90	6.666	96.91
80.01 - 90.00	141	21,582,881.31	6.12	608	86.80	7.660	95.79
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	1	$134,335.87	0.04%	724	35.06%	6.125%	100.00%
50.01 - 60.00	4	653,825.01	0.19	673	40.08	6.183	100.00
60.01 - 70.00	2	184,842.17	0.05	598	58.29	6.878	100.00
70.01 - 80.00	5	1,457,533.91	0.41	584	71.02	6.374	100.00
80.01 - 90.00	24	4,665,430.78	1.32	611	77.97	6.878	90.72
90.01 - 100.00	1,661	345,305,652.34	97.99	652	80.33	6.725	96.91
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alabama	13	$1,348,084.88	0.38%	600	80.57%	7.387%	80.52%
Alaska	3	483,414.80	0.14	658	80.00	7.210	100.00
Arizona	71	13,259,208.57	3.76	651	79.71	6.776	88.67
Arkansas	30	3,398,234.74	0.96	645	80.02	6.988	100.00
California	371	132,528,492.32	37.61	666	79.95	6.533	98.81
Colorado	40	6,528,232.29	1.85	629	80.22	6.249	100.00
Connecticut	15	2,278,315.91	0.65	616	79.01	6.785	100.00
Delaware	4	686,747.99	0.19	659	80.00	6.490	100.00
Florida	130	23,101,327.72	6.56	643	80.26	6.925	90.24
Georgia	50	7,332,160.88	2.08	634	80.71	6.972	97.92
Hawaii	17	5,956,137.16	1.69	693	80.00	6.058	83.93
Idaho	21	2,927,726.86	0.83	654	79.87	6.781	88.64
Illinois	66	10,826,449.32	3.07	636	80.09	6.805	100.00
Indiana	30	3,542,071.07	1.01	607	80.93	6.903	100.00
Iowa	16	1,594,717.81	0.45	609	80.27	7.485	93.49
Kansas	6	571,845.03	0.16	611	81.41	7.065	100.00
Kentucky	9	1,240,473.56	0.35	606	80.21	7.034	100.00
Louisiana	1	99,752.00	0.03	590	80.00	5.925	100.00
Maine	9	1,186,113.76	0.34	667	80.30	6.902	100.00
Maryland	15	3,249,896.57	0.92	643	80.00	6.382	100.00
Massachusetts	61	14,470,106.81	4.11	653	79.76	6.498	100.00
Michigan	47	6,216,700.40	1.76	614	80.96	7.048	96.66
Minnesota	34	5,611,602.45	1.59	634	79.93	6.916	100.00
Mississippi	8	907,090.83	0.26	597	83.41	7.460	100.00
Missouri	18	1,876,271.34	0.53	620	80.98	7.409	95.79
Montana	6	888,863.83	0.25	631	80.00	6.589	100.00
Nebraska	15	1,513,558.53	0.43	615	80.13	7.094	100.00
Nevada	25	6,032,440.25	1.71	670	80.13	6.921	76.54
New Hampshire	9	1,629,503.09	0.46	656	80.00	6.491	100.00
New Jersey	48	12,122,870.25	3.44	644	80.74	7.056	100.00
New Mexico	17	2,243,404.28	0.64	631	80.49	6.575	100.00
New York	66	17,151,282.11	4.87	674	80.02	6.705	100.00
North Carolina	11	1,241,815.76	0.35	610	79.10	7.466	100.00
North Dakota	3	370,132.91	0.11	561	80.00	7.478	100.00
Ohio	18	1,373,004.05	0.39	562	85.57	7.884	90.80
Oklahoma	12	1,399,239.73	0.40	629	81.20	7.189	95.57
Oregon	40	6,193,636.38	1.76	639	80.16	6.374	94.27
Pennsylvania	33	5,627,321.16	1.60	644	79.73	6.830	98.37
Rhode Island	14	2,960,918.78	0.84	632	81.55	7.219	100.00
South Carolina	15	2,308,255.54	0.66	619	81.43	7.709	73.66

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
South Dakota	5	705,202.77	0.20	620	79.81	6.466	100.00
Tennessee	58	6,464,135.82	1.83	628	80.28	7.119	98.30
Texas	115	14,003,803.61	3.97	630	80.55	7.205	96.13
Utah	15	2,230,583.52	0.63	644	80.28	6.688	95.55
Washington	54	9,723,077.84	2.76	643	80.30	6.352	97.23
Virginia	10	2,116,483.00	0.60	626	80.89	7.890	100.00
Wisconsin	19	2,250,904.37	0.64	624	80.55	7.219	100.00
Wyoming	2	242,974.37	0.07	669	80.00	6.384	100.00
Washington DC	2	387,033.06	0.11	625	80.00	7.015	100.00
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%
Number of States Represented: 48 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Doc	727	$182,074,897.24	51.67%	671	80.22%	6.990%	95.36%
Full Doc	947	163,614,710.22	46.43	628	80.09	6.449	98.38
Limited Doc	23	6,712,012.62	1.90	655	80.24	6.267	100.00
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	2	$552,800.00	0.16%	633	80.00%	5.000%	100.00%
5.001 - 5.500	38	11,136,790.19	3.16	691	80.06	5.387	98.63
5.501 - 6.000	220	53,314,342.42	15.13	656	79.43	5.863	98.64
6.001 - 6.500	392	91,067,847.91	25.84	652	79.90	6.303	98.86
6.501 - 7.000	446	93,240,793.79	26.46	651	80.03	6.776	97.01
7.001 - 7.500	266	49,914,876.05	14.16	652	80.19	7.253	97.25
7.501 - 8.000	183	33,564,745.52	9.52	659	80.63	7.732	89.52
8.001 - 8.500	80	11,895,872.37	3.38	609	82.08	8.233	89.44
8.501 - 9.000	43	4,782,226.71	1.36	574	84.80	8.708	95.95
9.001 - 9.500	20	2,199,970.58	0.62	556	84.94	9.214	96.91
9.501 - 10.000	3	431,027.39	0.12	598	85.94	9.652	100.00
10.001 - 10.500	2	155,207.15	0.04	602	86.09	10.187	100.00
10.501 - 11.000	1	83,920.00	0.02	507	80.00	10.550	100.00
11.001 - 11.500	1	61,200.00	0.02	531	85.00	11.150	100.00
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	255	$33,216,717.42	9.43%	645	79.08%	6.809%	99.45%
11.501 - 12.000	2	552,800.00	0.16	633	80.00	5.000	100.00
12.001 - 12.500	40	11,425,599.30	3.24	691	80.06	5.408	98.66
12.501 - 13.000	187	47,394,673.36	13.45	654	79.81	5.852	98.48
13.001 - 13.500	339	83,318,816.12	23.64	652	80.00	6.308	98.75
13.501 - 14.000	376	84,455,522.88	23.97	652	80.11	6.780	96.81
14.001 - 14.500	223	44,915,427.33	12.75	654	80.21	7.253	96.95
14.501 - 15.000	150	29,716,193.51	8.43	658	80.78	7.733	88.46
15.001 - 15.500	71	11,081,351.66	3.14	611	82.04	8.237	88.67
15.501 - 16.000	34	3,916,349.48	1.11	573	85.09	8.734	95.05
16.001 - 16.500	16	1,902,175.07	0.54	551	84.15	9.205	96.43
16.501 - 17.000	2	361,327.39	0.10	603	86.12	9.642	100.00
17.001 - 17.500	1	60,746.56	0.02	578	80.00	10.050	100.00
17.501 - 18.000	1	83,920.00	0.02	507	80.00	10.550	100.00
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	255	$33,216,717.42	9.43%	645	79.08%	6.809%	99.45%
2.001 - 2.500	1	104,000.00	0.03	646	80.00	7.375	100.00
2.501 - 3.000	1	239,200.00	0.07	752	80.00	6.125	100.00
3.001 - 3.500	1	403,599.99	0.11	705	80.00	5.750	100.00
3.501 - 4.000	26	4,043,916.50	1.15	653	80.00	6.681	100.00
4.501 - 5.000	130	24,308,458.81	6.90	648	80.59	6.986	95.34
5.001 - 5.500	8	1,803,598.19	0.51	651	81.93	6.904	91.31
5.501 - 6.000	1,182	267,319,527.12	75.86	652	80.22	6.669	96.55
6.001 - 6.500	83	18,719,665.80	5.31	650	80.64	6.954	98.16
6.501 - 7.000	6	1,121,417.16	0.32	630	77.82	7.632	100.00
7.001 - 7.500	3	740,719.09	0.21	628	80.87	8.130	89.80
7.501 - 8.000	1	380,800.00	0.11	685	80.00	6.025	100.00
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	255	$33,216,717.42	9.43%	645	79.08%	6.809%	99.45%
2007-05	1	129,449.49	0.04	644	80.00	7.250	100.00
2007-06	11	2,183,501.63	0.62	649	80.61	7.117	95.56
2007-07	60	11,917,020.56	3.38	642	80.33	6.954	85.22
2007-08	598	133,527,874.79	37.89	651	80.29	6.701	97.01
2007-09	558	131,908,999.03	37.43	652	80.25	6.707	96.46
2007-10	3	663,200.00	0.19	687	80.00	6.908	100.00
2008-06	3	692,799.68	0.20	631	80.00	6.709	100.00
2008-07	4	931,328.90	0.26	674	80.00	6.349	100.00
2008-08	105	19,144,386.80	5.43	657	80.47	6.729	98.78
2008-09	91	16,202,200.67	4.60	651	80.08	6.646	100.00
2010-07	2	523,893.63	0.15	655	80.00	7.930	67.19
2010-08	4	983,927.48	0.28	678	80.37	6.797	100.00
2010-09	2	376,320.00	0.11	644	80.00	6.496	100.00
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	470	$102,186,971.41	29.00%	657	80.26%	7.021%	97.47%
7 - 12	64	15,262,199.61	4.33	664	80.23	6.945	99.28
13 - 24	884	194,571,025.18	55.21	647	80.26	6.572	95.84
25 - 36	279	40,381,423.88	11.46	648	79.42	6.627	99.19
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	739	$132,934,305.73	37.72%	639	80.47%	6.843%	95.97%
2/28 ARM - 2 Yr IO	390	118,621,110.41	33.66	663	80.13	6.603	96.24
2/28 ARM - 5 Yr IO	102	28,774,629.36	8.17	660	79.94	6.614	97.57
3/27 ARM	102	12,802,693.13	3.63	647	80.42	6.667	99.52
3/27 ARM - 3 Yr IO	47	10,852,133.36	3.08	647	80.10	6.779	98.41
3/27 ARM - 5 Yr IO	54	13,315,889.56	3.78	667	80.29	6.619	100.00
5/25 ARM	7	1,532,141.11	0.43	660	80.24	6.903	88.78
5/25 ARM - 7 Yr IO	1	352,000.00	0.10	685	80.00	7.700	100.00
Fixed - 15 Year	2	285,480.14	0.08	608	76.06	6.514	100.00
Fixed - 20 Year	5	593,716.76	0.17	633	82.14	7.209	100.00
Fixed - 30 Year	248	32,337,520.52	9.18	645	79.05	6.804	99.44
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	1,620	$337,792,768.63	95.85%	653	80.18%	6.717%	96.88%
A+	63	12,395,941.10	3.52	617	80.22	6.607	96.09
A-	7	1,062,994.10	0.30	554	80.05	8.600	100.00
B	3	558,250.60	0.16	540	75.26	8.188	100.00
C	4	591,665.65	0.17	601	71.81	8.661	87.23
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

DTI RATIO

DTI Ratio	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
0.01 - 5.00	1	$395,624.25	0.11%	632	80.00%	6.250%	100.00%
5.01 - 10.00	1	83,200.00	0.02	630	80.00	7.775	100.00
10.01 - 15.00	8	1,801,372.91	0.51	656	80.00	6.340	100.00
15.01 - 20.00	17	2,300,548.93	0.65	644	78.21	6.964	88.68
20.01 - 25.00	54	8,741,318.74	2.48	629	80.55	6.749	98.03
25.01 - 30.00	85	16,231,996.65	4.61	646	79.64	6.643	99.53
30.01 - 35.00	168	29,575,597.80	8.39	645	80.24	6.747	97.34
35.01 - 40.00	295	60,218,713.23	17.09	657	80.22	6.720	97.45
40.01 - 45.00	440	94,015,795.26	26.68	656	80.28	6.769	97.71
45.01 - 50.00	586	130,437,778.97	37.01	649	80.21	6.715	96.01
50.01 - 55.00	38	8,070,319.65	2.29	637	78.41	6.506	88.59
55.01 - 60.00	4	529,353.69	0.15	600	80.00	6.629	100.00
Total:	1,697	$352,401,620.08	100.00%	651	80.16%	6.725%	96.85%

ABSC SERIES NC 2005-HE8
GROUP I COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Numberof Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	6	$138,130.00	0.05%	626	100.00%	10.197%	100.00%
25,001 - 50,000	110	4,398,693.80	1.58	633	92.77	9.851	91.93
50,001 - 75,000	189	11,764,673.00	4.22	603	82.23	8.442	86.89
75,001 - 100,000	253	22,376,604.50	8.03	611	80.24	7.464	90.18
100,001 - 125,000	201	22,668,704.00	8.13	603	78.60	7.318	91.95
125,001 - 150,000	213	29,331,462.50	10.52	614	80.76	7.351	91.95
150,001 - 175,000	176	28,571,639.00	10.25	608	78.91	7.209	90.86
175,001 - 200,000	157	29,493,398.00	10.58	610	79.44	7.263	85.44
200,001 - 250,000	169	37,829,485.00	13.57	619	79.24	7.126	84.56
250,001 - 300,000	153	42,246,001.00	15.16	612	80.10	6.963	86.25
300,001 - 400,000	128	42,432,244.00	15.22	629	82.13	6.948	89.48
400,001 - 500,000	13	5,846,000.00	2.10	672	82.61	7.295	68.36
500,001 - 600,000	2	1,025,350.00	0.37	612	81.24	6.600	51.05
600,001 - 700,000	1	620,500.00	0.22	651	85.00	6.700	100.00
Total:	1,771	$278,742,884.80	100.00%	616	80.43%	7.264%	87.93%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	6	$138,052.52	0.05%	626	100.00%	10.197%	100.00%
25,001 - 50,000	111	4,433,795.97	1.59	632	92.51	9.846	92.02
50,001 - 75,000	189	11,780,398.44	4.23	603	82.02	8.428	86.92
75,001 - 100,000	252	22,285,489.18	8.00	611	80.37	7.467	90.15
100,001 - 125,000	202	22,780,613.00	8.18	603	78.58	7.318	92.00
125,001 - 150,000	212	29,189,916.49	10.48	614	80.78	7.351	91.91
150,001 - 175,000	177	28,730,192.20	10.31	608	78.92	7.204	90.91
175,001 - 200,000	156	29,307,013.88	10.52	610	79.44	7.268	85.35
200,001 - 250,000	169	37,810,298.75	13.57	619	79.24	7.126	84.56
250,001 - 300,000	153	42,227,073.62	15.16	612	80.10	6.963	86.25
300,001 - 400,000	128	42,419,516.30	15.23	629	82.13	6.948	89.48
400,001 - 500,000	13	5,843,963.70	2.10	672	82.61	7.295	68.36
500,001 - 600,000	2	1,024,005.83	0.37	612	81.24	6.600	51.05
600,001 - 700,000	1	620,500.00	0.22	651	85.00	6.700	100.00
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

FICO SCORES

Fico Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	5	$697,124.57	0.25%	500	79.26%	8.693%	100.00%
501 - 525	130	18,225,855.17	6.54	513	75.31	8.213	98.33
526 - 550	164	26,635,775.03	9.56	537	76.00	7.821	96.75
551 - 575	175	27,729,013.12	9.95	563	78.55	7.664	95.69
576 - 600	285	41,424,208.11	14.87	588	79.71	7.268	94.86
601 - 625	298	47,119,379.23	16.91	613	80.46	7.048	91.41
626 - 650	268	41,940,857.57	15.05	638	82.43	7.092	85.72
651 - 675	188	31,019,660.91	11.13	661	83.39	6.939	81.28
676 - 700	107	16,920,020.89	6.07	687	82.39	6.725	77.91
701 - 725	70	12,037,796.13	4.32	713	84.50	6.997	69.16
726 - 750	32	6,464,304.46	2.32	736	83.56	7.047	51.04
751 - 775	38	6,584,361.10	2.36	763	81.74	6.694	73.47
776 - 800	9	1,500,612.38	0.54	784	89.73	7.836	46.78
801 - 825	2	291,861.21	0.10	808	46.21	6.337	54.37
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120 or Less	2	$143,575.87	0.05%	702	70.91%	6.425%	100.00%
121 - 180	32	3,047,029.71	1.09	645	74.68	7.076	92.58
181 - 240	24	2,904,892.20	1.04	638	74.99	6.965	100.00
241 - 300	4	330,138.88	0.12	658	80.46	6.718	100.00
301 - 360	1,709	272,165,193.22	97.69	615	80.55	7.271	87.73
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

REMAINING TERM TO MATURITY OF THE LOANS

Remaining Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	34	$3,190,605.58	1.15%	647	74.51%	7.046%	92.92%
181 - 348	28	3,235,031.08	1.16	640	75.54	6.940	100.00
349 - 360	1,709	272,165,193.22	97.69	615	80.55	7.271	87.73
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	1,385	$209,404,060.42	75.17%	611	80.04%	7.227%	92.59%
PUD - Detached	150	24,924,790.08	8.95	618	82.21	7.548	74.14
2 - 4 Family	96	22,861,862.97	8.21	647	80.27	7.369	59.76
Condominium	91	14,316,954.46	5.14	629	82.52	7.092	90.45
PUD - Attached	49	7,083,161.95	2.54	605	81.86	7.374	84.39
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Res.	1,575	$244,957,580.05	87.93%	609	79.81%	7.172%	100.00%
Investment Prop.	142	25,508,001.75	9.16	663	85.27	8.007	0.00
Second Home	54	8,125,248.08	2.92	663	83.63	7.724	0.00
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi - Cash Out	1,062	$184,422,099.67	66.20%	605	78.63%	7.219%	94.06%
Purchase	495	60,446,090.86	21.70	649	85.23	7.546	63.91
Refi - Rate/Term	214	33,722,639.35	12.10	615	81.65	7.008	97.46
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	56	$7,138,005.01	2.56%	616	41.35%	6.811%	96.92%
50.01 - 60.00	59	11,602,047.14	4.16	590	55.99	6.987	95.01
60.01 - 70.00	152	26,516,270.49	9.52	598	66.75	6.959	95.10
70.01 - 80.00	682	105,834,180.92	37.99	612	78.18	7.073	89.59
80.01 - 90.00	558	97,386,293.50	34.96	617	87.51	7.386	82.56
90.01 - 100.00	264	30,114,032.82	10.81	647	96.13	8.028	88.25
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.000 or Less	55	$7,088,040.84	2.54%	616	41.29%	6.803%	96.90%
50.001 - 60.000	59	11,602,047.14	4.16	590	55.99	6.987	95.01
60.001 - 70.000	150	25,695,422.02	9.22	597	66.66	6.983	94.95
70.001 - 75.000	154	25,409,503.46	9.12	578	74.04	7.346	94.72
75.001 - 80.000	247	39,310,814.44	14.11	597	79.09	7.329	85.84
80.001 - 85.000	217	38,214,218.15	13.72	590	84.12	7.374	93.15
85.001 - 90.000	316	56,733,220.69	20.36	636	89.62	7.372	75.10
90.001 - 95.000	133	23,882,655.54	8.57	639	93.97	7.525	86.58
95.001 - 100.000	440	50,654,907.60	18.18	649	83.25	7.117	90.76
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alabama	11	$1,041,137.25	0.37%	588	84.63%	8.529%	91.29%
Arizona	86	14,107,353.32	5.06	626	82.14	7.414	78.70
Arkansas	15	1,649,467.99	0.59	657	85.73	7.135	100.00
California	282	66,296,477.25	23.80	623	76.75	6.729	91.69
Colorado	42	5,884,839.13	2.11	627	85.16	7.031	98.12
Connecticut	29	4,530,680.53	1.63	569	76.58	7.476	100.00
Delaware	4	639,465.00	0.23	608	87.32	7.935	69.71
Florida	219	33,570,449.11	12.05	609	81.00	7.415	83.53
Georgia	44	5,758,527.30	2.07	614	82.41	7.728	87.64
Hawaii	16	5,042,014.85	1.81	636	77.76	6.896	93.02
Idaho	12	1,265,029.25	0.45	634	79.02	6.860	81.41
Illinois	65	8,338,314.74	2.99	606	83.13	7.595	88.31
Indiana	30	3,239,619.52	1.16	608	83.97	7.500	89.39
Iowa	11	1,254,282.35	0.45	615	86.70	7.913	89.38
Kansas	9	753,133.18	0.27	593	90.63	8.817	90.10
Kentucky	10	1,202,410.54	0.43	613	88.26	7.540	77.25
Louisiana	1	99,752.00	0.04	590	80.00	5.925	100.00
Maine	8	853,675.21	0.31	651	82.53	7.212	80.32
Maryland	35	6,735,063.59	2.42	584	75.55	7.383	95.55
Massachusetts	66	14,210,782.93	5.10	630	80.58	7.160	83.92
Michigan	53	5,891,946.58	2.11	612	85.27	7.663	88.45
Minnesota	29	3,818,047.14	1.37	592	81.24	7.846	96.25
Mississippi	4	424,875.92	0.15	624	92.76	7.626	100.00
Missouri	29	3,417,165.64	1.23	593	83.70	7.694	94.02
Montana	3	381,000.00	0.14	591	66.69	8.437	77.69
Nebraska	7	640,603.61	0.23	610	78.70	7.490	100.00
Nevada	37	7,163,660.03	2.57	621	81.81	7.412	65.60
New Hampshire	6	1,157,243.74	0.42	602	85.40	7.360	83.59
New Jersey	57	10,760,918.78	3.86	621	80.91	7.474	75.58
New Mexico	17	1,971,070.93	0.71	610	82.51	7.229	100.00
New York	60	11,208,487.67	4.02	630	78.01	7.129	82.29
North Carolina	12	1,372,985.17	0.49	590	78.62	7.670	95.42
Ohio	59	6,196,381.64	2.22	593	85.98	7.792	84.28
Oklahoma	9	993,027.15	0.36	611	85.95	7.680	71.76
Oregon	31	3,759,686.10	1.35	635	83.43	7.104	94.74
Pennsylvania	47	5,834,815.07	2.09	598	83.25	7.521	94.27
Rhode Island	5	981,414.44	0.35	631	85.17	7.923	35.34
South Carolina	19	1,748,660.26	0.63	611	80.21	7.522	91.69
South Dakota	4	362,673.04	0.13	633	86.32	7.995	77.88

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Tennessee	38	3,902,868.57	1.40	608	84.97	7.593	94.18
Texas	126	12,258,875.27	4.40	601	80.18	7.663	94.32
Utah	21	2,445,396.86	0.88	643	85.75	7.153	81.10
Washington	46	7,624,496.76	2.74	627	83.65	6.924	97.25
Virginia	21	3,885,159.23	1.39	592	77.23	7.737	94.87
West Virginia	1	84,962.32	0.03	584	85.00	9.990	100.00
Wisconsin	27	2,600,523.22	0.93	629	82.11	7.829	82.45
Wyoming	1	111,086.63	0.04	675	80.00	5.875	100.00
Washington DC	7	1,120,323.07	0.40	578	71.24	7.372	100.00
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%
Number of States Represented: 47 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Doc	1,185	$173,924,271.98	62.43%	604	80.58%	7.055%	94.77%
Stated Doc	559	99,226,210.69	35.62	636	80.14	7.647	76.01
Limited Doc	27	5,440,347.21	1.95	610	80.77	6.966	86.53
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	1	$236,000.00	0.08%	657	80.00%	5.000%	100.00%
5.001 - 5.500	25	5,151,553.78	1.85	641	76.85	5.322	97.97
5.501 - 6.000	148	29,416,391.56	10.56	657	74.68	5.899	96.71
6.001 - 6.500	228	43,308,089.11	15.55	634	77.11	6.304	98.17
6.501 - 7.000	335	57,590,443.17	20.67	621	80.67	6.796	93.15
7.001 - 7.500	247	41,925,993.24	15.05	612	79.94	7.301	86.99
7.501 - 8.000	251	38,546,218.51	13.84	598	83.20	7.765	81.17
8.001 - 8.500	184	26,646,282.95	9.56	593	83.22	8.272	78.15
8.501 - 9.000	140	18,828,659.50	6.76	593	84.12	8.756	68.84
9.001 - 9.500	61	6,808,668.52	2.44	577	83.35	9.220	71.94
9.501 - 10.000	67	5,470,631.20	1.96	582	84.04	9.746	81.41
10.001 - 10.500	32	1,945,297.38	0.70	588	86.47	10.271	94.43
10.501 - 11.000	23	1,489,868.51	0.53	578	88.26	10.830	76.66
11.001 - 11.500	15	592,089.62	0.21	616	100.00	11.330	100.00
11.501 - 12.000	8	416,903.08	0.15	625	97.23	11.734	100.00
12.001 - 12.500	4	153,779.58	0.06	601	100.00	12.246	76.60
12.501 - 13.000	1	40,580.68	0.01	581	99.00	12.850	100.00
13.001 - 13.500	1	23,379.49	0.01	592	100.00	13.050	100.00
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	563	$66,676,575.58	23.93%	631	78.64%	7.191%	97.41%
11.501 - 12.000	2	375,361.12	0.13	642	83.71	5.371	100.00
12.001 - 12.500	26	5,233,303.86	1.88	642	77.06	5.340	98.00
12.501 - 13.000	88	19,189,379.12	6.89	653	77.65	5.858	96.00
13.001 - 13.500	132	26,452,388.90	9.50	625	79.05	6.301	97.00
13.501 - 14.000	237	43,339,682.13	15.56	617	81.25	6.813	91.17
14.001 - 14.500	193	35,360,978.98	12.69	612	79.64	7.313	84.10
14.501 - 15.000	201	32,925,381.80	11.82	595	83.37	7.767	79.08
15.001 - 15.500	144	22,964,665.48	8.24	593	83.00	8.270	77.52
15.501 - 16.000	111	16,395,092.29	5.89	594	83.85	8.751	64.71
16.001 - 16.500	43	5,618,861.24	2.02	575	82.72	9.210	68.80
16.501 - 17.000	21	2,838,409.65	1.02	556	78.44	9.707	69.88
17.001 - 17.500	5	512,557.25	0.18	535	79.80	10.294	100.00
17.501 - 18.000	5	708,192.48	0.25	532	77.00	10.836	50.90
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	563	$66,676,575.58	23.93%	631	78.64%	7.191%	97.41%
2.001 - 2.500	1	104,000.00	0.04	646	80.00	7.375	100.00
3.501 - 4.000	17	2,523,144.80	0.91	647	82.86	7.334	73.60
4.501 - 5.000	81	13,307,070.25	4.78	609	79.82	7.351	82.13
5.001 - 5.500	5	1,250,721.66	0.45	617	81.56	7.022	79.92
5.501 - 6.000	831	149,053,529.48	53.50	617	81.92	7.093	84.93
6.001 - 6.500	196	34,563,715.04	12.41	601	80.12	7.881	83.29
6.501 - 7.000	51	7,672,100.27	2.75	554	73.67	8.000	96.50
7.001 - 7.500	23	2,925,972.80	1.05	544	67.05	8.216	96.64
7.501 - 8.000	3	514,000.00	0.18	588	77.38	6.619	100.00
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	563	$66,676,575.58	23.93%	631	78.64%	7.191%	97.41%
2007-05	1	160,862.76	0.06	546	75.00	7.150	100.00
2007-06	17	3,625,675.09	1.30	599	79.60	7.723	61.92
2007-07	59	11,161,634.65	4.01	616	81.04	7.400	72.87
2007-08	504	88,659,315.59	31.82	612	82.00	7.397	80.75
2007-09	470	84,844,152.08	30.45	606	80.16	7.231	88.48
2008-06	3	712,626.31	0.26	630	84.06	6.986	100.00
2008-07	3	422,307.56	0.15	628	84.39	7.412	100.00
2008-08	78	11,353,961.97	4.08	632	82.09	6.923	97.18
2008-09	58	8,462,735.89	3.04	619	80.79	6.991	98.27
2010-06	1	196,223.79	0.07	613	74.25	6.600	0.00
2010-08	7	1,015,313.60	0.36	606	67.07	7.768	100.00
2010-09	7	1,299,445.01	0.47	614	71.17	6.291	100.00
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	543	$80,334,131.82	28.84%	620	81.29%	7.719%	80.96%
7 - 12	50	8,176,368.60	2.93	625	75.90	7.121	84.40
13 - 24	779	132,096,927.56	47.42	606	81.35	7.207	88.02
25 - 36	399	57,983,401.90	20.81	631	77.76	6.784	97.85
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	811	$134,521,351.19	48.29%	598	80.06%	7.514%	79.66%
2/28 ARM - 2 Yr IO	206	47,239,372.64	16.96	638	83.92	6.896	92.30
2/28 ARM - 5 Yr IO	34	6,690,916.34	2.40	627	81.07	6.662	96.44
3/27 ARM	88	9,958,859.25	3.57	609	82.63	7.433	95.31
3/27 ARM - 3 Yr IO	29	5,917,874.34	2.12	638	78.75	6.455	100.00
3/27 ARM - 5 Yr IO	25	5,074,898.14	1.82	648	83.24	6.631	100.00
5/25 ARM	15	2,510,982.40	0.90	611	69.75	6.912	92.19
Fixed - 10 Year	2	143,575.87	0.05	702	70.91	6.425	100.00
Fixed - 15 Year	32	3,047,029.71	1.09	645	74.68	7.076	92.58
Fixed - 20 Year	24	2,904,892.20	1.04	638	74.99	6.965	100.00
Fixed - 25 Year	4	330,138.88	0.12	658	80.46	6.718	100.00
Fixed - 30 Year	501	60,250,938.92	21.63	629	79.02	7.212	97.51
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	1,345	$209,807,151.17	75.31%	631	81.71%	7.110%	86.54%
A+	178	31,215,123.63	11.20	584	79.72	7.400	88.28
A-	107	15,561,763.86	5.59	570	75.26	7.698	94.93
B	89	13,786,894.48	4.95	549	75.52	8.146	96.26
C	52	8,219,896.74	2.95	554	68.40	8.380	94.87
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	1,642	$273,142,063.80	98.04%	615	80.06%	7.204%	87.84%
Second Lien	129	5,448,766.08	1.96	642	98.97	10.273	92.52
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

DTI RATIO

DTI Ratio	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.01 - 10.00	2	$295,346.97	0.11%	605	78.66%	8.327%	75.62%
10.01 - 15.00	14	1,947,220.45	0.70	648	78.29	7.756	56.13
15.01 - 20.00	40	6,029,016.51	2.16	618	78.74	7.271	75.52
20.01 - 25.00	80	11,089,832.75	3.98	615	75.95	7.279	90.28
25.01 - 30.00	149	20,829,001.64	7.48	612	80.22	7.265	92.80
30.01 - 35.00	185	26,205,249.50	9.41	615	78.94	7.335	85.48
35.01 - 40.00	301	49,417,659.11	17.74	621	81.24	7.203	89.31
40.01 - 45.00	394	62,356,519.24	22.38	624	80.77	7.221	88.21
45.01 - 50.00	500	82,010,678.07	29.44	613	82.78	7.335	87.36
50.01 - 55.00	102	17,812,003.04	6.39	587	72.03	7.082	89.60
55.01 - 60.00	4	598,302.60	0.21	594	84.37	6.953	100.00
Total:	1,771	$278,590,829.88	100.00%	616	80.43%	7.264%	87.93%

ABSC SERIES NC 2005-HE8
GROUP II COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	11	$241,779.00	0.09%	621	99.78%	10.363%	100.00%
25,001 - 50,000	90	3,704,709.00	1.33	622	88.57	9.750	92.85
50,001 - 75,000	216	13,532,185.00	4.85	596	80.71	8.334	88.64
75,001 - 100,000	273	23,926,088.00	8.57	604	78.70	7.554	93.10
100,001 - 125,000	199	22,494,007.00	8.06	606	77.95	7.394	93.15
125,001 - 150,000	206	28,517,560.00	10.22	601	79.67	7.397	91.55
150,001 - 175,000	194	31,431,873.00	11.26	608	79.20	7.240	90.16
175,001 - 200,000	140	26,384,146.00	9.46	613	77.90	7.060	92.05
200,001 - 250,000	191	42,919,861.00	15.38	606	78.62	7.145	91.63
250,001 - 300,000	150	40,868,886.00	14.65	612	79.97	7.000	92.61
300,001 - 400,000	114	37,681,439.00	13.50	621	82.89	7.027	82.14
400,001 - 500,000	13	5,782,500.00	2.07	638	82.78	6.933	68.76
500,001 - 600,000	3	1,556,250.00	0.56	668	81.04	6.701	100.00
Total:	1,800	$279,041,283.00	100.00%	610	79.80%	7.279%	90.06%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	11	$241,686.61	0.09%	621	99.78%	10.363%	100.00%
25,001 - 50,000	91	3,743,614.76	1.34	623	88.70	9.749	92.93
50,001 - 75,000	216	13,543,553.42	4.86	595	80.56	8.328	88.67
75,001 - 100,000	272	23,835,209.64	8.55	604	78.74	7.553	93.08
100,001 - 125,000	199	22,479,224.15	8.06	606	77.95	7.394	93.15
125,001 - 150,000	207	28,650,087.88	10.27	601	79.75	7.396	91.59
150,001 - 175,000	193	31,263,744.35	11.21	608	79.12	7.240	90.11
175,001 - 200,000	140	26,369,137.34	9.46	613	77.90	7.060	92.05
200,001 - 250,000	191	42,903,836.36	15.38	606	78.62	7.145	91.63
250,001 - 300,000	150	40,853,951.19	14.65	612	79.97	7.000	92.61
300,001 - 400,000	114	37,664,106.98	13.51	621	82.89	7.027	82.14
400,001 - 500,000	13	5,781,594.67	2.07	638	82.78	6.933	68.76
500,001 - 600,000	3	1,556,250.00	0.56	668	81.04	6.701	100.00
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

FICO SCORES

Fico Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	5	$714,696.30	0.26%	500	76.06%	8.737%	81.10%
501 - 525	136	18,439,872.58	6.61	513	74.32	8.253	95.73
526 - 550	163	23,803,406.47	8.54	538	74.91	7.869	97.20
551 - 575	232	36,623,914.16	13.13	562	78.00	7.655	97.34
576 - 600	306	45,754,036.51	16.41	589	80.25	7.332	93.73
601 - 625	308	48,079,151.88	17.24	612	80.75	7.031	94.06
626 - 650	240	37,208,097.37	13.34	638	81.88	6.973	88.98
651 - 675	214	35,114,323.73	12.59	663	82.63	6.844	81.75
676 - 700	103	17,255,213.81	6.19	685	81.37	6.967	73.84
701 - 725	51	8,707,710.01	3.12	712	82.07	6.954	75.32
726 - 750	26	4,052,572.90	1.45	737	76.29	6.650	84.91
751 - 775	11	2,300,659.64	0.82	764	81.35	7.357	43.43
776 - 800	4	674,947.89	0.24	790	89.32	7.073	70.42
801 - 825	1	157,394.10	0.06	803	90.00	7.990	0.00
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120 or Less	2	$128,644.70	0.05%	564	55.43%	7.697%	100.00%
121 - 180	27	2,233,969.26	0.80	620	66.54	7.230	97.73
181 - 240	32	3,053,954.38	1.10	634	72.51	6.933	100.00
241 - 300	1	238,781.53	0.09	610	84.00	5.990	100.00
301 - 360	1,738	273,230,647.48	97.97	610	80.00	7.285	89.87
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

REMAINING TERM TO MATURITY OF THE LOANS

Remaining Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	29	$2,362,613.96	0.85%	617	65.94%	7.256%	97.85%
181 - 348	33	3,292,735.91	1.18	632	73.34	6.864	100.00
349 - 360	1,738	273,230,647.48	97.97	610	80.00	7.285	89.87
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	1,399	$206,140,172.28	73.92%	607	79.45%	7.274%	93.68%
2 - 4 Family	112	26,097,328.03	9.36	628	79.79	7.310	67.74
PUD - Detached	131	22,108,289.10	7.93	608	82.16	7.351	87.63
Condominium	119	18,667,790.98	6.69	620	80.63	7.264	82.46
PUD - Attached	39	5,872,416.96	2.11	618	80.69	7.110	95.48
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	1,636	$251,158,627.92	90.06%	605	79.16%	7.199%	100.00%
Investment Prop.	129	21,555,701.52	7.73	651	85.13	8.111	0.00
Second Home	35	6,171,667.91	2.21	657	87.35	7.640	0.00
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi - Cash Out	1,107	$183,775,094.90	65.90%	599	77.74%	7.241%	95.50%
Purchase	473	61,487,977.63	22.05	637	84.78	7.557	69.00
Refi - Rate/Term	220	33,622,924.82	12.06	618	82.00	6.984	98.82
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	70	$9,561,143.31	3.43%	617	40.81%	6.640%	99.11%
50.01 - 60.00	82	11,986,050.03	4.30	592	56.66	6.715	99.33
60.01 - 70.00	174	28,961,037.08	10.38	585	66.84	7.023	97.43
70.01 - 80.00	675	104,510,562.86	37.47	608	78.14	7.083	92.39
80.01 - 90.00	568	95,711,184.69	34.32	610	87.60	7.517	84.64
90.01 - 100.00	231	28,156,019.38	10.10	647	95.89	7.921	85.21
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.000 or Less	70	$9,561,143.31	3.43%	617	40.81%	6.640%	99.11%
50.001 - 60.000	82	11,986,050.03	4.30	592	56.66	6.715	99.33
60.001 - 70.000	170	28,620,520.85	10.26	586	66.83	7.017	97.67
70.001 - 75.000	148	25,282,399.99	9.07	593	73.91	7.175	89.24
75.001 - 80.000	251	38,353,542.14	13.75	588	79.20	7.469	91.12
80.001 - 85.000	218	35,264,796.62	12.64	588	84.28	7.595	90.86
85.001 - 90.000	328	57,059,989.57	20.46	622	89.47	7.435	79.65
90.001 - 95.000	134	24,005,241.10	8.61	640	93.58	7.476	83.83
95.001 - 100.000	399	48,752,313.74	17.48	640	82.96	7.095	95.78
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alabama	14	$1,391,130.70	0.50%	596	84.46%	7.960%	87.64%
Alaska	3	277,003.19	0.10	682	81.93	7.097	100.00
Arizona	107	16,193,023.97	5.81	616	82.79	7.283	86.82
Arkansas	9	767,297.96	0.28	588	85.07	7.975	100.00
California	268	60,581,699.96	21.72	610	74.90	6.770	94.66
Colorado	34	5,483,260.55	1.97	632	84.88	7.096	90.53
Connecticut	28	4,859,691.19	1.74	606	83.24	7.550	82.76
Delaware	8	1,277,697.99	0.46	635	81.00	6.804	100.00
Florida	198	28,778,176.22	10.32	597	77.15	7.456	85.32
Georgia	40	4,631,876.24	1.66	626	86.31	7.679	90.03
Hawaii	20	5,491,630.57	1.97	649	81.77	6.862	70.57

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Idaho	13	1,510,427.81	0.54	604	82.47	7.430	77.38
Illinois	66	9,534,864.80	3.42	605	81.68	7.423	87.21
Indiana	31	3,180,182.66	1.14	594	85.22	7.608	92.07
Iowa	19	1,546,833.73	0.55	601	86.00	8.198	93.32
Kansas	5	429,566.52	0.15	631	86.42	7.730	100.00
Kentucky	10	902,358.18	0.32	579	84.79	8.235	100.00
Louisiana	5	375,949.82	0.13	618	83.79	7.938	86.22
Maine	13	1,728,959.73	0.62	619	79.09	7.624	90.47
Maryland	38	6,007,819.52	2.15	595	77.95	7.453	97.50
Massachusetts	73	15,679,005.66	5.62	610	80.56	7.235	90.57
Michigan	61	6,108,801.55	2.19	592	82.13	7.783	89.81
Minnesota	39	6,068,073.48	2.18	611	81.72	7.605	98.22
Mississippi	8	817,903.37	0.29	577	83.28	7.991	100.00
Missouri	22	2,140,008.48	0.77	586	83.84	7.563	97.73
Montana	4	377,968.00	0.14	614	78.43	8.279	100.00
Nebraska	7	650,497.04	0.23	574	81.88	7.810	85.64
Nevada	33	6,335,999.83	2.27	631	82.44	7.154	72.59
New Hampshire	11	1,710,263.59	0.61	627	80.26	7.033	100.00
New Jersey	64	13,816,873.78	4.95	620	80.59	7.234	91.66
New Mexico	6	628,666.83	0.23	586	80.91	7.189	78.51
New York	55	13,198,294.97	4.73	626	76.50	6.901	82.96
North Carolina	11	1,014,179.27	0.36	572	83.54	8.194	96.67
North Dakota	1	98,132.91	0.04	580	80.00	6.425	100.00
Ohio	58	6,135,711.85	2.20	604	87.15	7.834	85.56
Oklahoma	10	1,037,475.98	0.37	632	83.30	7.214	91.24
Oregon	30	3,857,987.89	1.38	609	82.74	7.275	90.79
Pennsylvania	51	5,334,829.67	1.91	599	84.80	7.819	92.55
Rhode Island	12	2,856,595.56	1.02	649	81.58	7.755	66.94
South Carolina	16	1,773,635.39	0.64	585	84.15	8.189	94.63
South Dakota	5	584,016.57	0.21	650	86.52	7.821	52.43
Tennessee	41	3,944,600.78	1.41	624	81.89	7.370	98.26
Texas	132	11,392,393.18	4.08	600	79.91	7.767	95.09
Utah	10	1,343,408.95	0.48	611	84.64	7.104	92.62
Vermont	1	158,791.46	0.06	640	85.00	5.990	100.00
Washington	51	9,079,293.43	3.26	616	81.09	7.041	93.43
Virginia	24	3,717,422.03	1.33	581	81.05	7.860	100.00
West Virginia	2	111,582.48	0.04	575	85.84	8.699	100.00
Wisconsin	26	2,926,358.33	1.05	595	83.24	7.985	92.70
Wyoming	2	203,920.61	0.07	573	84.23	7.821	100.00
Washington DC	5	833,853.12	0.30	591	73.03	7.927	100.00
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%
Number of States Represented: 50 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Doc	1,235	$184,181,298.57	66.04%	601	79.69%	7.062%	95.03%
Stated Doc	544	90,988,898.68	32.63	628	80.11	7.726	79.75
Limited Doc	21	3,715,800.10	1.33	611	77.92	7.137	95.68
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.001 - 5.500	27	$5,854,653.32	2.10%	644	70.75%	5.355%	93.16%
5.501 - 6.000	168	31,673,072.59	11.36	639	74.16	5.903	97.00
6.001 - 6.500	228	41,780,443.39	14.98	630	76.23	6.302	97.19
6.501 - 7.000	287	51,534,719.07	18.48	619	79.46	6.790	96.75
7.001 - 7.500	246	39,417,789.49	14.13	608	80.00	7.290	93.25
7.501 - 8.000	280	44,407,985.80	15.92	602	83.31	7.773	82.66
8.001 - 8.500	193	26,202,929.31	9.40	578	82.08	8.281	79.95
8.501 - 9.000	172	21,608,413.63	7.75	580	83.27	8.737	76.86
9.001 - 9.500	69	7,512,544.67	2.69	563	82.55	9.206	91.39
9.501 - 10.000	45	4,548,426.39	1.63	594	85.73	9.788	61.11
10.001 - 10.500	34	1,991,393.89	0.71	598	88.06	10.277	83.63
10.501 - 11.000	26	1,412,729.21	0.51	596	93.82	10.828	91.65
11.001 - 11.500	16	602,544.95	0.22	611	96.14	11.249	90.67
11.501 - 12.000	7	256,695.64	0.09	616	99.79	11.775	100.00
12.001 - 12.500	1	32,091.59	0.01	616	100.00	12.400	100.00
12.501 - 13.000	1	49,564.41	0.02	581	100.00	12.850	100.00
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	562	$63,081,327.67	22.62%	630	76.96%	7.140%	98.39%
12.001 - 12.500	26	5,762,754.02	2.07	644	70.60	5.353	93.05
12.501 - 13.000	95	19,728,463.88	7.07	629	78.32	5.876	95.59
13.001 - 13.500	147	28,866,185.89	10.35	620	78.04	6.319	96.45
13.501 - 14.000	202	39,471,811.44	14.15	616	80.46	6.802	95.76
14.001 - 14.500	175	30,785,827.52	11.04	602	79.39	7.297	91.98
14.501 - 15.000	222	39,031,601.93	14.00	602	83.77	7.778	79.99
15.001 - 15.500	150	22,635,110.43	8.12	576	82.18	8.277	77.16
15.501 - 16.000	139	18,801,585.40	6.74	582	83.83	8.732	74.28
16.001 - 16.500	47	5,983,969.73	2.15	555	80.80	9.189	90.93
16.501 - 17.000	23	3,418,878.86	1.23	582	83.47	9.795	50.55
17.001 - 17.500	8	871,766.74	0.31	537	77.04	10.260	80.54
17.501 - 18.000	3	390,500.78	0.14	527	77.75	10.863	100.00
18.001 - 18.500	1	56,213.06	0.02	547	75.00	11.400	0.00
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	562	$63,081,327.67	22.62%	630	76.96%	7.140%	98.39%
3.501 - 4.000	12	1,527,871.88	0.55	608	78.32	7.243	79.37
4.501 - 5.000	94	14,577,473.48	5.23	599	81.69	7.557	80.02
5.001 - 5.500	4	706,969.16	0.25	553	81.84	8.119	77.85
5.501 - 6.000	829	148,357,895.00	53.20	611	81.54	7.102	87.94
6.001 - 6.500	203	36,301,617.80	13.02	597	79.78	7.822	85.65
6.501 - 7.000	56	8,626,362.73	3.09	547	74.39	7.970	98.25
7.001 - 7.500	38	5,420,315.13	1.94	566	69.09	8.132	98.61
7.501 - 8.000	2	286,164.50	0.10	574	85.00	7.831	100.00
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	562	$63,081,327.67	22.62%	630	76.96%	7.140%	98.39%
2007-05	1	151,247.83	0.05	533	80.85	9.225	100.00
2007-06	19	3,928,446.45	1.41	596	80.76	7.543	73.31
2007-07	83	14,510,739.86	5.20	610	81.59	7.666	72.52
2007-08	540	92,531,829.19	33.18	601	80.46	7.332	86.45
2007-09	407	73,896,603.48	26.50	598	80.36	7.388	89.50
2008-06	1	192,799.97	0.07	582	80.00	6.650	100.00
2008-07	4	671,885.06	0.24	627	81.25	6.731	100.00
2008-08	97	14,718,840.25	5.28	621	82.57	6.978	95.36
2008-09	72	12,066,110.76	4.33	631	80.63	6.795	100.00
2008-10	1	243,000.00	0.09	765	90.00	6.975	100.00
2010-06	1	399,121.56	0.14	643	76.19	7.600	0.00
2010-07	2	523,893.63	0.19	655	80.00	7.930	67.19
2010-08	2	439,834.43	0.16	553	67.68	6.786	100.00
2010-09	8	1,530,317.21	0.55	604	79.88	7.002	91.77
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	536	$80,530,400.47	28.88%	612	81.18%	7.578%	87.08%
7 - 12	58	11,012,583.51	3.95	638	78.74	7.094	89.63
13 - 24	790	130,286,424.95	46.72	599	80.24	7.290	88.50
25 - 36	416	57,056,588.42	20.46	628	77.07	6.869	97.90
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	824	$134,188,766.50	48.12%	591	79.73%	7.604%	83.43%
2/28 ARM - 2 Yr IO	193	44,379,674.48	15.91	627	82.81	6.821	94.06
2/28 ARM - 5 Yr IO	33	6,450,425.83	2.31	623	81.18	6.741	92.86
3/27 ARM	95	11,919,013.11	4.27	611	80.51	7.206	95.71
3/27 ARM - 3 Yr IO	35	6,814,416.75	2.44	633	83.92	6.844	97.47
3/27 ARM - 5 Yr IO	45	9,159,206.18	3.28	642	81.73	6.515	100.00
5/25 ARM	12	2,541,166.83	0.91	600	77.20	7.153	72.57
5/25 ARM - 7 Yr IO	1	352,000.00	0.13	685	80.00	7.700	100.00
Fixed - 10 Year	2	128,644.70	0.05	564	55.43	7.697	100.00
Fixed - 15 Year	27	2,233,969.26	0.80	620	66.54	7.230	97.73
Fixed - 20 Year	32	3,053,954.38	1.10	634	72.51	6.933	100.00
Fixed - 25 Year	1	238,781.53	0.09	610	84.00	5.990	100.00
Fixed - 30 Year	500	57,425,977.80	20.59	630	77.62	7.151	98.32
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	1,280	$198,725,443.08	71.26%	625	81.29%	7.102%	88.49%
A+	214	35,404,152.36	12.69	587	79.58	7.382	92.33
A-	141	21,250,249.33	7.62	566	75.37	7.891	92.66
B	78	11,878,988.06	4.26	551	75.29	7.877	97.38
C	87	11,627,164.52	4.17	556	67.89	8.271	97.74
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	1,698	$274,636,221.04	98.48%	609	79.50%	7.231%	90.07%
Second Lien	102	4,249,776.31	1.52	643	99.54	10.387	89.27
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

DTI RATIO

DTI Ratio	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
0.01 - 5.00	1	$79,920.20	0.03%	716	52.29%	5.990%	0.00%
5.01 - 10.00	4	217,600.00	0.08	580	81.95	9.281	47.79
10.01 - 15.00	16	2,160,937.80	0.77	616	79.81	7.622	71.35
15.01 - 20.00	46	5,994,825.64	2.15	619	76.45	7.299	86.44
20.01 - 25.00	85	10,768,710.71	3.86	607	75.95	7.425	86.47
25.01 - 30.00	145	20,988,817.07	7.53	614	80.16	7.214	92.19
30.01 - 35.00	219	32,031,533.03	11.49	607	79.20	7.305	90.31
35.01 - 40.00	275	42,633,673.51	15.29	610	79.43	7.271	91.36
40.01 - 45.00	392	61,236,095.96	21.96	615	81.28	7.340	91.59
45.01 - 50.00	513	85,755,484.40	30.75	610	81.88	7.265	89.16
50.01 - 55.00	95	15,550,572.44	5.58	593	69.29	7.001	88.60
55.01 - 60.00	9	1,467,826.59	0.53	554	70.46	7.287	100.00
Total:	1,800	$278,885,997.35	100.00%	610	79.80%	7.279%	90.06%

ABSC SERIES NC 2005-HE8
GROUP III COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number of Loans	Aggregate Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	22	$488,309.00	0.06%	633	100.00%	10.531%	95.20%
25,001 - 50,000	285	11,183,312.00	1.29	633	94.72	9.952	95.70
50,001 - 75,000	537	33,513,662.90	3.86	616	86.73	9.013	92.14
75,001 - 100,000	543	47,555,269.10	5.48	615	84.46	8.313	95.96
100,001 - 125,000	473	53,252,610.00	6.13	609	81.87	7.862	94.73
125,001 - 150,000	377	51,534,941.20	5.93	609	79.79	7.381	94.82
150,001 - 175,000	284	46,122,611.60	5.31	609	79.49	7.238	95.78
175,001 - 200,000	234	43,981,085.00	5.06	621	79.30	7.188	92.42
200,001 - 250,000	315	70,830,008.00	8.15	622	79.43	7.159	90.67
250,001 - 300,000	308	84,344,563.00	9.71	622	80.22	6.913	94.89
300,001 - 400,000	434	152,904,234.60	17.60	629	81.64	6.966	91.07
400,001 - 500,000	338	150,901,816.00	17.37	637	83.24	6.861	92.79
500,001 - 600,000	157	85,831,536.00	9.88	654	83.59	6.824	91.64
600,001 - 700,000	48	30,520,572.00	3.51	665	84.33	6.774	89.75
700,001 or Greater	7	5,586,900.00	0.64	661	78.92	6.736	100.00
Total:	4,362	$868,551,430.40	100.00%	628	82.07%	7.234%	92.91%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	22	$487,946.83	0.06%	633	100.00%	10.531%	95.20%
25,001 - 50,000	285	11,172,691.28	1.29	633	94.72	9.952	95.70
50,001 - 75,000	539	33,638,031.77	3.87	616	86.63	9.006	92.17
75,001 - 100,000	543	47,548,677.69	5.48	615	84.51	8.315	95.96
100,001 - 125,000	471	53,012,875.44	6.11	609	81.88	7.861	94.71
125,001 - 150,000	377	51,502,021.61	5.93	609	79.79	7.381	94.82
150,001 - 175,000	284	46,099,531.93	5.31	609	79.49	7.238	95.78
175,001 - 200,000	234	43,956,406.33	5.06	621	79.30	7.188	92.42
200,001 - 250,000	316	71,043,810.74	8.18	622	79.44	7.154	90.70
250,001 - 300,000	307	84,061,649.04	9.68	622	80.22	6.916	94.88
300,001 - 400,000	434	152,854,016.63	17.61	629	81.64	6.966	91.07
400,001 - 500,000	338	150,864,152.95	17.38	637	83.24	6.861	92.79
500,001 - 600,000	157	85,816,484.49	9.88	654	83.59	6.824	91.64
600,001 - 700,000	48	30,512,998.35	3.51	665	84.33	6.774	89.75
700,001 or Greater	7	5,586,849.99	0.64	661	78.92	6.736	100.00
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

FICO SCORES

Fico Scores	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	4	$806,141.02	0.09%	500	75.24%	8.298%	100.00%
501 - 525	270	44,724,012.16	5.15	513	75.77	8.149	98.10
526 - 550	329	51,463,067.68	5.93	538	77.38	7.746	98.75
551 - 575	370	71,427,663.23	8.23	563	80.64	7.571	96.36
576 - 600	632	118,706,685.78	13.67	588	81.19	7.258	93.34
601 - 625	663	124,984,663.90	14.40	614	82.33	7.129	94.39
626 - 650	764	153,274,303.11	17.66	638	83.78	7.149	94.72
651 - 675	556	120,559,326.95	13.89	663	83.23	7.048	90.75
676 - 700	369	82,322,758.47	9.48	687	84.21	6.948	89.78
701 - 725	194	47,727,311.72	5.50	712	83.45	6.940	84.56
726 - 750	118	29,004,688.71	3.34	738	82.86	7.086	86.30
751 - 775	60	15,109,014.73	1.74	762	83.35	7.012	84.70
776 - 800	29	6,719,827.62	0.77	786	84.41	7.304	83.62
801 - 825	4	1,328,679.99	0.15	809	85.15	6.312	91.75
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120 or Less	6	$381,614.53	0.04%	644	64.90%	7.625%	100.00%
121 - 180	71	7,812,933.86	0.90	620	73.41	7.196	95.28
181 - 240	52	5,322,809.86	0.61	616	73.18	7.232	97.22
241 - 300	3	484,392.93	0.06	604	71.44	6.168	100.00
301 - 360	4,230	854,156,393.89	98.39	628	82.22	7.235	92.86
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

REMAINING TERM TO MATURITY OF THE LOANS

Remaining Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	77	$8,194,548.39	0.94%	621	73.02%	7.216%	95.50%
181 - 348	55	5,807,202.79	0.67	615	73.03	7.143	97.46
349 - 360	4,230	854,156,393.89	98.39	628	82.22	7.235	92.86
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	3,347	$652,582,072.18	75.17%	626	81.92%	7.196%	94.29%
PUD - Detached	407	87,410,102.40	10.07	622	83.13	7.368	91.59
2 - 4 Family	242	59,662,386.92	6.87	649	81.31	7.338	84.58
Condominium	280	55,126,946.45	6.35	640	83.12	7.341	86.62
PUD - Attached	86	13,376,637.12	1.54	620	81.77	7.321	97.52
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	4,084	$806,617,402.30	92.91%	626	81.88%	7.180%	100.00%
Investment Prop.	230	51,386,436.72	5.92	661	85.33	8.012	0.00
Second Home	48	10,154,306.05	1.17	638	80.68	7.634	0.00
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	2,144	$407,915,784.89	46.99%	651	84.67%	7.389%	90.18%
Refi - Cash Out	1,861	390,630,623.41	45.00	607	79.52	7.105	95.25
Refi - Rate/Term	357	69,611,736.77	8.02	614	81.20	7.054	95.81
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	100	$11,775,234.12	1.36%	609	40.24%	6.811%	96.86%
50.01 - 60.00	119	22,312,913.78	2.57	595	56.10	6.881	98.02
60.01 - 70.00	288	57,039,798.66	6.57	597	66.59	6.950	90.02
70.01 - 80.00	1,757	399,040,554.71	45.96	634	79.11	6.857	96.63
80.01 - 90.00	1,128	267,681,819.44	30.83	618	87.53	7.327	87.03
90.01 - 100.00	970	110,307,824.36	12.71	656	97.27	8.640	93.76
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

Combined Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.000 <=	97	$11,213,234.12	1.29%	605	40.35%	6.844%	96.71%
50.001 - 60.000	122	22,874,913.78	2.63	597	55.66	6.863	98.06
60.001 - 70.000	286	56,435,507.39	6.50	597	66.57	6.959	89.91
70.001 - 75.000	239	46,789,656.09	5.39	601	73.97	7.100	94.98
75.001 - 80.000	540	107,666,800.70	12.40	594	79.36	7.176	93.59
80.001 - 85.000	430	96,550,135.02	11.12	599	84.29	7.342	92.81
85.001 - 90.000	628	160,039,487.05	18.43	630	89.45	7.285	82.88
90.001 - 95.000	273	68,571,487.25	7.90	645	92.75	7.410	90.10
95.001 - 100.000	1,747	298,016,923.67	34.33	658	83.73	7.269	98.44
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alabama	21	$2,063,510.77	0.24%	602	84.53%	7.674%	96.95%
Alaska	3	871,661.92	0.10	665	77.66	7.232	100.00
Arizona	166	27,829,283.83	3.21	619	81.21	7.320	89.17
Arkansas	33	3,710,145.21	0.43	633	83.48	7.268	100.00
California	1,238	373,753,983.36	43.05	641	82.29	7.000	92.97
Colorado	60	8,984,499.18	1.03	609	84.47	7.149	100.00
Connecticut	36	6,914,122.67	0.80	615	80.79	7.395	87.84
Delaware	2	151,683.98	0.02	651	72.45	7.611	100.00
Florida	476	76,696,150.02	8.83	613	81.07	7.464	91.89
Georgia	68	8,479,009.73	0.98	613	82.79	7.666	84.87
Hawaii	31	8,896,939.87	1.02	655	80.08	6.617	82.83
Idaho	25	3,936,806.79	0.45	639	82.73	7.159	92.84
Illinois	144	21,303,925.41	2.45	627	83.78	7.553	98.46
Indiana	57	6,457,316.81	0.74	606	84.75	7.527	87.33
Iowa	28	2,698,200.43	0.31	609	84.71	7.878	93.54
Kansas	20	2,379,272.25	0.27	614	86.55	7.516	100.00
Kentucky	30	2,910,563.40	0.34	603	83.08	7.844	89.87
Louisiana	2	157,188.82	0.02	608	87.43	7.164	100.00
Maine	20	2,692,309.49	0.31	607	79.69	7.747	100.00
Maryland	75	16,185,277.61	1.86	611	81.67	7.142	92.53
Massachusetts	130	29,860,655.78	3.44	616	81.67	7.230	97.06
Michigan	112	12,872,355.59	1.48	603	83.80	7.626	95.84
Minnesota	44	6,532,743.31	0.75	611	81.79	7.490	98.36
Mississippi	12	1,208,737.47	0.14	602	84.60	7.879	98.06
Missouri	41	4,219,001.50	0.49	597	84.40	7.890	98.50
Montana	11	1,489,243.03	0.17	606	79.85	7.282	82.74
Nebraska	17	2,142,957.14	0.25	588	86.07	7.598	100.00
Nevada	73	14,166,162.68	1.63	637	82.52	7.565	85.42
New Hampshire	17	3,357,865.97	0.39	598	81.58	7.419	100.00
New Jersey	160	38,129,057.62	4.39	622	81.14	7.338	92.04
New Mexico	30	4,024,153.38	0.46	606	84.43	7.757	93.79
New York	218	52,328,341.19	6.03	646	81.15	7.108	92.81
North Carolina	22	2,167,752.41	0.25	587	82.74	8.306	100.00
North Dakota	4	366,592.51	0.04	555	81.36	8.429	100.00
Ohio	98	10,369,492.91	1.19	602	86.49	7.877	86.39
Oklahoma	22	2,152,998.90	0.25	603	82.47	7.624	97.12
Oregon	48	6,552,282.91	0.75	630	80.84	7.035	81.22
Pennsylvania	101	13,070,861.44	1.51	619	82.15	7.451	93.62
Rhode Island	27	5,202,135.19	0.60	628	82.54	7.389	91.56

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
South Carolina	30	3,882,799.55	0.45	603	80.55	7.874	78.85
South Dakota	7	903,975.97	0.10	586	83.79	7.274	100.00
Tennessee	55	5,545,063.15	0.64	606	84.04	7.593	97.12
Texas	353	38,029,015.02	4.38	602	80.69	7.720	94.30
Utah	18	2,408,202.09	0.28	637	84.85	7.492	97.04
Vermont	2	314,825.00	0.04	573	87.64	7.548	100.00
Washington	74	12,243,930.11	1.41	620	83.74	7.028	96.26
Virginia	58	12,441,698.38	1.43	610	80.75	7.623	98.53
West Virginia	4	374,086.31	0.04	595	82.79	8.662	84.00
Wisconsin	31	3,793,008.77	0.44	613	84.29	7.466	96.68
Wyoming	4	400,440.28	0.05	639	85.32	7.088	100.00
Washington DC	4	535,857.96	0.06	583	33.03	7.279	62.76
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%
Number of States Represented: 50 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Doc	2,528	$443,658,028.68	51.10%	610	81.67%	6.983%	96.43%
Stated Doc	1,769	408,560,063.85	47.06	648	82.49	7.523	88.81
Limited Doc	65	15,940,052.54	1.84	624	82.72	6.825	100.00
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	1	$316,800.00	0.04%	615	80.00%	5.000%	100.00%
5.001 - 5.500	51	17,245,227.79	1.99	678	79.35	5.380	98.04
5.501 - 6.000	385	107,283,709.63	12.36	650	77.92	5.892	100.00
6.001 - 6.500	571	147,509,876.07	16.99	643	79.50	6.313	98.85
6.501 - 7.000	687	179,038,987.06	20.62	637	81.15	6.795	95.45
7.001 - 7.500	543	123,450,871.81	14.22	620	81.71	7.272	94.47
7.501 - 8.000	600	122,392,240.81	14.10	608	82.01	7.771	86.43
8.001 - 8.500	357	60,532,213.08	6.97	600	84.10	8.287	77.79
8.501 - 9.000	330	45,280,836.53	5.22	598	86.62	8.751	79.98
9.001 - 9.500	157	16,817,715.14	1.94	602	88.10	9.257	78.70
9.501 - 10.000	230	17,810,620.77	2.05	632	93.61	9.804	92.45
10.001 - 10.500	157	11,368,922.36	1.31	634	95.57	10.277	97.29
10.501 - 11.000	143	9,910,871.14	1.14	627	97.27	10.759	98.79
11.001 - 11.500	94	5,653,990.93	0.65	624	97.59	11.257	100.00
11.501 - 12.000	41	2,566,733.45	0.30	626	100.00	11.728	97.98
12.001 - 12.500	11	708,257.83	0.08	624	100.00	12.227	100.00
12.501 - 13.000	4	270,270.67	0.03	616	100.00	12.575	100.00
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	1,726	$194,418,713.51	22.39%	634	82.63%	7.699%	98.92%
11.501 - 12.000	1	316,800.00	0.04	615	80.00	5.000	100.00
12.001 - 12.500	54	17,620,286.90	2.03	678	79.25	5.397	98.08
12.501 - 13.000	222	71,583,196.15	8.25	644	80.36	5.859	100.00
13.001 - 13.500	390	115,421,777.55	13.30	642	80.55	6.328	98.60
13.501 - 14.000	503	149,825,376.58	17.26	639	81.94	6.802	94.81
14.001 - 14.500	414	107,321,344.22	12.36	620	81.82	7.275	93.73
14.501 - 15.000	472	107,750,205.50	12.41	610	82.39	7.775	84.64
15.001 - 15.500	258	52,327,353.04	6.03	602	83.99	8.290	74.90
15.501 - 16.000	194	33,926,009.74	3.91	590	85.56	8.749	74.70
16.001 - 16.500	74	10,572,622.24	1.22	579	84.98	9.254	67.24
16.501 - 17.000	35	4,344,636.90	0.50	566	83.51	9.777	77.63
17.001 - 17.500	10	1,445,283.14	0.17	528	78.33	10.236	87.56
17.501 - 18.000	7	1,133,489.94	0.13	579	85.66	10.664	91.48
18.001 - 18.500	2	151,049.66	0.02	512	72.73	11.311	100.00
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	1,726	$194,418,713.51	22.39%	634	82.63%	7.699%	98.92%
2.501 - 3.000	1	239,200.00	0.03	752	80.00	6.125	100.00
3.001 - 3.500	1	403,599.99	0.05	705	80.00	5.750	100.00
3.501 - 4.000	30	5,302,968.86	0.61	632	82.88	6.790	100.00
4.501 - 5.000	216	49,711,995.03	5.73	619	81.82	7.206	90.47
5.001 - 5.500	21	6,374,909.13	0.73	625	85.98	7.045	96.33
5.501 - 6.000	1,839	495,241,313.10	57.05	633	82.38	6.975	90.91
6.001 - 6.500	395	91,531,641.63	10.54	611	81.47	7.565	90.85
6.501 - 7.000	83	16,071,557.32	1.85	566	75.94	7.816	97.14
7.001 - 7.500	48	8,169,446.50	0.94	550	67.36	7.864	92.66
7.501 - 8.000	2	692,800.00	0.08	623	77.43	6.059	100.00
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	1,726	$194,418,713.51	22.39%	634	82.63%	7.699%	98.92%
2007-05	2	340,520.89	0.04	614	86.20	7.715	100.00
2007-06	38	9,442,907.12	1.09	627	84.10	7.965	60.24
2007-07	118	26,352,494.08	3.04	625	82.28	7.453	69.87
2007-08	1,116	278,237,450.05	32.05	625	81.91	7.152	90.64
2007-09	1,081	294,668,988.54	33.94	624	81.92	7.039	93.43
2007-10	3	663,200.00	0.08	687	80.00	6.908	100.00
2008-06	3	590,481.47	0.07	644	70.40	6.665	100.00
2008-07	6	1,109,342.62	0.13	649	81.73	6.780	100.00
2008-08	144	33,052,115.62	3.81	638	82.01	6.959	96.51
2008-09	101	22,976,669.02	2.65	648	82.60	6.803	97.88
2010-06	1	199,556.35	0.02	590	35.87	7.550	0.00
2010-07	1	170,697.43	0.02	739	90.00	6.625	0.00
2010-08	16	4,837,988.37	0.56	643	75.28	6.735	96.28
2010-09	6	1,097,020.00	0.13	631	78.72	7.079	85.61
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	1,343	$259,946,676.76	29.94%	634	82.41%	7.624%	88.38%
7 - 12	208	43,832,956.36	5.05	640	81.39	7.328	93.11
13 - 24	1,912	425,723,113.00	49.04	622	82.77	7.084	93.90
25 - 36	899	138,655,398.95	15.97	633	79.52	6.938	98.32
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	1,808	$387,562,481.83	44.64%	607	81.34%	7.343%	85.82%
2/28 ARM - 2 Yr IO	468	190,516,436.10	21.94	654	83.26	6.745	98.87
2/28 ARM - 5 Yr IO	82	31,626,642.75	3.64	658	81.80	6.704	100.00
3/27 ARM	159	22,489,043.81	2.59	627	81.00	7.137	94.87
3/27 ARM - 3 Yr IO	50	18,573,607.37	2.14	655	83.95	6.763	97.38
3/27 ARM - 5 Yr IO	45	16,665,957.55	1.92	649	81.58	6.701	100.00
5/25 ARM	24	6,305,262.15	0.73	642	75.03	6.818	88.77
Fixed - 10 Year	6	381,614.53	0.04	644	64.90	7.625	100.00
Fixed - 15 Year	71	7,812,933.86	0.90	620	73.41	7.196	95.28
Fixed - 20 Year	52	5,322,809.86	0.61	616	73.18	7.232	97.22
Fixed - 25 Year	3	484,392.93	0.06	604	71.44	6.168	100.00
Fixed - 30 Year	1,594	180,416,962.33	20.78	636	83.38	7.739	99.12
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	3,494	$703,075,757.05	80.98%	640	83.14%	7.150%	92.70%
A+	378	79,532,058.33	9.16	592	80.65	7.384	91.20
A-	226	43,201,133.88	4.98	568	77.46	7.627	97.04
B	157	25,965,605.42	2.99	558	75.54	7.869	94.79
C	107	16,383,590.39	1.89	551	65.81	8.070	96.34
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	3,622	$819,844,255.09	94.43%	626	81.04%	7.060%	92.55%
Second Lien	740	48,313,889.98	5.57	658	99.61	10.193	99.02
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

DTI RATIO

DTI Ratio	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
0.01 - 5.00	4	$617,112.11	0.07%	634	82.73%	7.171%	84.70%
5.01 - 10.00	9	797,334.80	0.09	624	86.62	8.293	67.08
10.01 - 15.00	35	5,609,198.92	0.65	634	78.75	6.709	96.76
15.01 - 20.00	103	13,553,507.97	1.56	624	79.64	7.484	87.22
20.01 - 25.00	212	31,560,027.26	3.64	614	80.12	7.435	85.32
25.01 - 30.00	312	54,203,278.68	6.24	624	81.04	7.108	94.26
30.01 - 35.00	482	84,597,269.52	9.74	624	80.40	7.253	92.07
35.01 - 40.00	711	146,600,745.42	16.89	636	82.41	7.208	91.48
40.01 - 45.00	938	197,557,277.67	22.76	634	82.37	7.242	94.41
45.01 - 50.00	1,362	292,100,729.31	33.65	627	83.70	7.265	93.71
50.01 - 55.00	189	39,592,252.73	4.56	605	75.10	6.984	93.94
55.01 - 60.00	4	1,235,051.86	0.14	573	80.49	7.835	69.10
65.01 - 70.00	1	134,358.82	0.02	663	90.00	8.850	0.00
Total:	4,362	$868,158,145.07	100.00%	628	82.07%	7.234%	92.91%

Credit Suisse First Boston Team

	NAME	PHONE EXTENSION
Asset Finance:	Banking
	Boris Grinberg	(5-4375)
	Joe Little	(5-4917)
	Lloyd Brown	(5-4968)
	Plern Bonython	(6-0540)
	Julian Torres	(5-2940)

Structuring
	Balazs Foldvari	(6-3549)

Collateral
	Amit Sharma	(5-5180)

Asset-Backed Syndicate:	Tricia Hazelwood	(5-8549)
	Melissa Simmons	(5-8549)
	James Drvostep	(5-8549)
	Garrett Smith	(5-8549)

Rating Agency Contacts

	NAME	PHONE NUMBER
Standard & Poor’s:	Justin Hansen	(212) 438-7334
Fitch:	Benny Katzburg	(212) 908-0261
Moody’s:	Wioletta Frankowitz	(212) 553-1019